UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7170

TCW Funds, Inc.
(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA			90017
(Address of principal executive offices)			(Zip code)

Philip K. Holl, Esq. Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(213) 244-0000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Report to Stockholders.

ANNUAL REPORT

TCW Galileo Funds

US Equity Funds

Aggressive Growth Equities

Convertible Securities

Diversified Value

Dividend Focused

Equities*

Focused Equities**

Growth Equities

Growth Insights

Large Cap Core

Large Cap Growth

Opportunity

Select Equities

Small Cap Growth

Value Added

Value Opportunities

* Formerly Large Cap Value

** Formerly Focused Large Cap Value

October 31, 2005

U.S. EQUITIES

TCW Galileo Funds, Inc.

Table of Contents	October 31, 2005
Letter to Shareholders	1

Management Discussion	2

Schedules of Investments:

TCW Galileo Aggressive Growth Equities Fund	32

TCW Galileo Convertible Securities Fund	37

TCW Galileo Diversified Value Fund	43

TCW Galileo Dividend Focused Fund	48

TCW Galileo Equities Fund	53

TCW Galileo Focused Equities Fund	58

TCW Galileo Growth Equities Fund	61

TCW Galileo Growth Insights Fund	65

TCW Galileo Large Cap Core Fund	69

TCW Galileo Large Cap Growth Fund	73

TCW Galileo Opportunity Fund	77

TCW Galileo Select Equities Fund	83

TCW Galileo Small Cap Growth Fund	87

TCW Galileo Value Added Fund	92

TCW Galileo Value Opportunities Fund	101

Statements of Assets and Liabilities	106

Statements of Operations	110

Statements of Changes in Net Assets	114

Notes to Financial Statements	120

Financial Highlights	135

Report of Independent Registered Public Accounting Firm	170

Shareholder Expenses	171

Proxy Voting Guidelines and Availability of Quarterly Portfolio Schedule	175

Tax Information Notice	176

Directors and Officers	177

(THIS PAGE INTENTIONALLY LEFT BLANK)

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To Our Valued Shareholders

We are pleased to submit the October 31, 2005 annual reports for the TCW Galileo Funds.

The TCW Galileo Funds continue to provide our clients with targeted investment strategies featuring competitive expense ratios with no front-end loads or deferred sales charges. In the pages that follow we have provided detailed information and analysis outlining the performance of each of our funds.

On behalf of the Board and everyone at TCW, I would like to thank you for your continued support. As always, we look forward to assisting you in reaching your financial goals. If you have any questions or require any further information on the TCW Galileo Funds, I invite you to visit our web site at www.tcw.com or call our shareholder services department at 1-800-FUND-TCW (1-800-386-3829).

Sincerely,

Alvin R. Albe, Jr.
President and Chief Executive Officer

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TCW Galileo Aggressive Growth Equities Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Aggressive Growth Equities Fund (the "Fund") posted a gain of 4.43%, 4.20% and 4.44% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark, Russell Midcap Growth, returned 15.91% during the same period.

This under-performance was the result of unfavorable stock selection in the consumer discretionary and information technology sectors as well as the Fund's relative underweighting in the energy sector. Strong stock selection in the healthcare sector was a positive factor.

During the year, the healthcare sector performed well within the benchmark, increasing approximately 22%. However, the Fund's healthcare investments widely outpaced the benchmark as they rose more than 55%. The greatest contributors to this performance were Genentech, Express Scripts and FoxHollow Technologies.

Security selection was a negative in the consumer discretionary sector. Our large investment in eBay came under pressure as the market reacted negatively to the company investing more into future growth opportunities.

The Fund's information technology holdings underperformed the index holdings as a result of both negative stock selection and sector allocation. Our largest sector weighting was in the information technology sector, which was the second poorest performing sector in the index. The biggest contributor to the underperformance of our information technology holdings was Research in Motion, which hurt performance throughout the year as investors became more cautious on the stock. This was partially offset by positive gains in one of our software holdings, Red Hat, which benefited from positive earnings announcements as it increased its market share in the rapidly growing Linux market.

Finally, the Fund's underweighting in the energy sector also hurt performance relative to the benchmark. During the year we built positions in the energy sector. While we remain underweighted in the sector, during the year we increased the Fund's exposure from zero to 4.4%.

TCW Galileo Aggressive Growth Equities Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

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TCW Galileo Aggressive Growth Equities Fund

TCW Galileo Aggressive Growth Equities Fund - N Class

TCW Galileo Aggressive Growth Equities Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Galileo Convertible Securities Fund

Management Discussions

Equity markets closed the fiscal year with a +8.7% return as measured by the S&P 500. The TCW Galileo Convertible Securities Fund (the "Fund") produced a return of +3.81% for the year ended October 31, 2005. The return for the Merrill Lynch Convertible Securities Index was +4.49%.

The majority of the positive returns from equities came in November and December of 2004 as the election overhang ended. The Bush victory pushed equity markets higher as the Republican Party is considered friendlier to investors. Bush's reelection also removed any uncertainty regarding the dividend income and capital gains tax cuts enacted in 2003. In addition to the Bush victory, oil prices declined significantly from their October highs. Earnings and employment growth came in better than anticipated during this period as well.

Gains made in November and December were short-lived however as macro-issues weighed on the markets during the first four months of 2005. Inflation fears prompted concern the Fed would continue raising interest rates and cause a slowdown in the economy. The convertible securities market underperformed from January to April 2005 due to a number of adverse concurrent events including rise in interest rates and energy costs. As interest rose, the convertible securities market went from being almost 1.0% rich to being 2.0% cheap, resulting in an absolute loss of 3.0% due to price compression. Combine this with the fact that the high yield index widened by 50 basis points during this period causing a worse-case scenario for convertible bond valuation. Despite the rise in uncertainty, implied volatility in option pricing was flat during the quarter. In the past, when uncertainty has increased in the stock market, implied and realized volatilities rose. This rise in volatility typically led to an increase in the value of the embedded option in convertible debt, offsetting the negative effects of spread-widening to a varying degree. Finally, redemptions from hedge funds lowered convertible bond values even further.

The S&P 500 rose 5.3% from May through October of 2005 as oil prices stabilized and economic reports suggested inflation remained in-check. During this period the Fed continued to raise interest rates in a measured fashion.

The underperformance of the Fund versus the index was caused primarily by two factors. First, the Merrill Lynch Convertible Index is currently over-weighted with approximately 60% sub-investment grade while the Fund has maintained an average investment grade rating throughout the year. The strength in the high yield market helped the Index due to its lower credit quality. This is shown by the Citigroup High Yield Cash Pay Index returning +3.5% versus the Lehman Gov't./Corp. Index returning +0.8%. Second, small capitalization stocks continued to rebound and hurt our performance as the Fund holds a higher proportion of mid and large capitalization companies. This was evident by the returns of the S&P 500 +8.7% versus the Russell 2000 Index +12.1%. Now that the economy has gained traction, rising interest rates have historically caused small-caps to underperform. We believe that large-cap holdings should start to outperform and that this trend will continue in the coming years.

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TCW Galileo Convertible Securities Fund

TCW Galileo Convertible Securities Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

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TCW Galileo Diversified Value Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Diversified Value Fund (the "Fund") posted a gain of 14.33% and 13.81% on the I Class and N Class shares, respectively. The performance of the Fund's two classes varies because of differing expenses. The benchmark returned 11.86% during the same period.

Strong performers in the Fund over the period include Flowers Foods in the consumer staples sector, healthcare company Medco, retail company Office Depot, and energy companies ConocoPhillips and Transocean. Transocean was sold after meeting its upside price target during the year. Stock selection within the consumer discretionary and information technology sectors was the strongest positive contributor to the Fund's performance. Strong stock selection more than outweighed our sector overweight in the consumer discretionary sector, which detracted value. Stock selection within both the industrial and health care sectors also added to performance. Energy, which had been heavily overweighted in the Fund for the last several years, went to an underweight position relative to the benchmark in the second half of the year as companies met their upside sales targets. The unexpectedly harsh hurricane season propelled valuations and our recent underweight detracted value for the period under review. However, stock selection in the energy sector added value. Our relative underweight in the telecommunications sector as well as stock selection within the sector were positive contributors to performance during the year, with Qwest Communications one of the portfolio's top performers. The Fund's underweight relative to the benchmark in the materials sector added value, but individual stock picks within the sector detracted value. Underperformers in the Fund over the period include Solectron in the technology sector, General Motors, and Tenet Healthcare.

During the period under review Large Cap Value outperformed Large Cap Growth, as represented by the Russell indices, by 3%. While growth has outperformed value more recently, we believe we are still in an extended value cycle. The Fund is focused on attractively valued stocks with a fundamental catalyst for growth. We remain committed to our strategy of finding value poised for growth.

TCW Galileo Diversified Value Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Galileo Diversified Value Fund

TCW Galileo Diversified Value Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor SG Cowen fund. The predecessor SG Cowen fund was an investment company registered under the Investment Company Act of 1940, as amended.

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TCW Galileo Dividend Focused Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Dividend Focused Fund (the "Fund") posted a gain of 9.73% and 9.48% on its I Class and N Class shares, respectively. The performance of the Fund's two classes varies because of differing expenses. The benchmark, Russell 1000 Value, returned 11.86% for the year ended October 31, 2005.

Holdings within the information technology and industrial sectors were the strongest contributors to performance. Top performers in these two sectors include Advanced Micro Devices, Hewlett-Packard Co., Boeing Co., and CSX Corp. Energy, which had been overweighted in the Fund for the past several years, went to an underweight position relative to the benchmark in the second half of the year as companies met their upside sales targets. The unexpectedly harsh hurricane season propelled valuations and our recent underweight detracted value for the period under review. Holdings within the consumer staples and financial sectors also detracted from performance. Our overweighting in the consumer discretionary sector detracted value but stock selection was a significant contributor to performance. Positive contributions within the consumer discretionary sector include Sears, Roebuck & Co, which merged with K-Mart Holding Corporation in March and May Department Stores, Co,. which merged with Federated Department Stores Inc. in August. Within the materials and utilities sectors both our weighting and our stock selection in these sectors did not provide value and in the healthcare sector, stock selection contributed positively to performance. Top performers for the period include consumer staples company Flowers Foods Inc. and energy company ConocoPhillips. Underperformers for the period include financial services company Friedman, Billings, Ramsey Group Inc., which has been eliminated from the portfolio as of the end of October, hospital provide Tenet, and consumer discretionary company General Motors.

During the period under review Large Cap Value outperformed Large Cap Growth, as represented by the Russell indices, by 3%. While growth has outperformed value more recently, we believe we are still in an extended value cycle. Over the timeframe of this report, the Fund was focused on attractively value stocks with an overall dividend yield greater than the market and a fundamentally catalyst for growth. The Fund remains committed to our strategy of finding value poised for growth.

The Dividend Focused strategy gross yield of 2.5% on its portfolio of stocks is almost 40% greater than the S&P 500 and captures nearly 60% of the 10-year Treasury yield of 4.3%. While the markets may be rough shorter term, the prospect of capital appreciation plus increased dividend income makes the strategy an attractive investment vehicle for conservative investors

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TCW Galileo Dividend Focused Fund

TCW Galileo Dividend Focused Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Galileo Dividend Focused Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

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TCW Galileo Equities Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Equities Fund (the "Fund") posted a gain of 10.99%, 10.32% and 10.79% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark, S&P Barra Value, returned 10.17% during the same period.

Investments in the energy and basic material sectors generated the Fund's highest returns during the fiscal year. Favorable returns in the energy sector were led by investments in the oil service industry, while favorable returns in the basic material sector were generated largely by mineral producers. Investments in the consumer staples and health care sectors generated the Fund's weakest performance during the year. Unfavorable returns from the consumer staple and health care sectors were generated largely from investments in the food retail and pharmaceutical industries, respectively.

The Fund owns undervalued companies expected to generate increasing cash flow and higher returns on capital. The Fund's sector structure is a byproduct of our individual stock selection process. The Fund's investment portfolio is currently overweight economically sensitive sectors because this is where we believe we can find the most favorable combination of value and improving fundamentals. Portfolio companies have worked hard to increase productivity and lower cost structures over the past several years. Valuations are attractive and most earnings, cash flow, and return on capital estimates remain too low. Over the long term, we believe value created by increasing cash flow and rising returns on capital will reward shareholders.

TCW Galileo Equities Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for the periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

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TCW Galileo Equities Fund

TCW Galileo Equities Fund - N Class

TCW Galileo Equities Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Galileo Focused Equities Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Focused Equities Fund appreciated 11.94% on both I and N Class shares. The Fund outperformed the benchmark, S&P Barra Value, which rose 10.17%.

Investments in the energy and basic material sectors generated the Fund's highest returns during the fiscal year. Favorable returns in the energy sector were generated largely by investments in the oil service industry, while favorable returns in the basic material sector were generated largely by mineral producers. Investments in the consumer staples and health care sectors generated the Fund's weakest performance during the year. Unfavorable returns from the consumer staple and health care sectors were generated largely from investments in the food retail and pharmaceutical industries, respectively.

The Fund owns undervalued companies expected to generate increasing cash flow and higher returns on capital. The Fund's sector structure is a byproduct of our individual stock selection process. The Fund's investment portfolio is currently overweight economically sensitive sectors because this is where we believe we can find the most favorable combination of value and improving fundamentals. Portfolio companies have worked hard to increase productivity and lower cost structures over the past several years. Valuations are attractive and most earnings, cash flow, and return on capital estimates remain too low. Over the long term, we believe value created by increasing cash flow and rising returns on capital will reward shareholders.

TCW Galileo Focused Equities Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Galileo Focused Equities Fund

TCW Galileo Focused Equities Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor separately managed account for periods before the Funds' registration became effective. The predecessor separately managed account was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the separately managed account had been registered under the 1940 Act, the separately managed account's performance may have been lower.

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TCW Galileo Growth Equities Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Growth Equities Fund (the "Fund") posted a gain of 14.83% on both I and N Class shares. The Fund's benchmark returned 15.91% during the same period.

The Fund benefited from the stock selection in the healthcare and industrials sectors which was offset by unfavorable stock selection in the consumer discretionary sector as well as the Fund's relative underweighting in the energy sector.

During the year, the healthcare sector performed well within the benchmark, increasing approximately 22%. However, the Fund's healthcare investments widely outpaced the benchmark as they rose more than 60%. The greatest contributors to this performance were Genentech, Express Scripts and Foxhollow Technologies.

For the period, the Fund's performance benefited significantly from the investments we made last year in industrials. These investments continue to be concentrated in the business services and temporary staffing industries. In both cases, companies in these segments continue to benefit from a gradually improving economy and job market. As a continuation of the performance recognized last year, the best performing securities in this sector included Corporate Executive Board, Monster Worldwide, Resources Connection, and Robert Half.

Security selection was a negative in the consumer discretionary sector. Our large investment in eBay came under pressure as the market reacted negatively to the company investing more into future growth opportunities.

The Fund's information technology holdings slightly underperformed the index holdings as a result of negative stock selection. The biggest positive contributors to performance were Cognizant and Marvell, which were partially offset by negative performance in Xilinx.

Finally, the Fund's underweighting in the energy sector also hurt performance relative to the benchmark; however, we do have exposure and continue to be very selective with our investments in this sector.

TCW Galileo Growth Equities Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Galileo Growth Equities Fund

TCW Galileo Growth Equities Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Galileo Growth Insights Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Growth Insights Fund (the "Fund") posted a gain of 10.61%. The Fund's benchmark had a return of 8.99% during the same period.

Holdings in the consumer discretionary and health care sectors were the primary causes of the Fund's relative outperformance. At the same time, unfavorable stock picks in the information technology sector hurt the Fund's overall performance.

The consumer discretionary sector returned 17.2% for the Fund compared to 1.9% for the benchmark while health care returned 27.4% versus 13.6% for the index.

The top three performing stocks during the period were Chico's FAS, Genentech, and Google while the three worst performing stocks consisted of Symantec, Research in Motion, and Kinetic Concepts.

Overall, the Fund's outperformance was due to security selection which is consistent with its bottom up approach. The Fund remains committed to its current investment mandate as a growth fund with the objective of outperforming its benchmark by identifying outstanding prospective growth companies.

TCW Galileo Growth Insights Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor separately managed account for periods before the Funds' registration became effective. The predecessor separately managed account was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the separately managed account had been registered under the 1940 Act, the separately managed account's performance may have been lower.

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TCW Galileo Large Cap Core Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Large Cap Core Fund (the "Fund") posted a gain of 11.47% on both I and N Class shares. The Fund's benchmark returned 8.72% during the same period.

During the year, the market was driven by strong performance in the energy, utilities, consumer staples, health care and financials sectors. Information technology, industrials, and materials exhibited positive returns but trailed the benchmark average. Consumer discretionary and telecommunications had small negative returns for the year.

Since the Fund relies on stock selection in pursuit of excess returns, its sector weights are close to those of the benchmark. This year, stock selection was strong in energy, health care, and materials and was modestly better than average in industrials and telecommunications. Conversely, stock selection was weak in consumer staples and discretionary, financial, utility, and information technology stocks when compared with the sector averages.

When considering total portfolio contribution, or sector weight and stock selection together, energy and healthcare were the largest contributors while consumer staples and financials were the largest detractors from performance. On an individual stock basis, Valero Energy, Peabody Energy and Express Scripts were the top contributors to performance. Symantec, Tyco International, and eBay were the largest individual detractors from performance.

The Fund seeks to achieve consistent, above-average returns through superior stock selection over the long term. We continue to believe that over the long run, this approach can continue to reward investors with attractive returns without undue volatility.

TCW Galileo Large Cap Core Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Galileo Large Cap Core Fund

TCW Galileo Large Cap Core Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Galileo Large Cap Growth Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Large Cap Growth Fund (the "Fund") had a positive return of 5.88% and 5.80% on its I Class and N Class shares, respectively. The performance of the Fund's two classes varies because of differing expenses. The Fund's benchmark, Russell 1000 Growth, returned 8.81% during the same period.

The sources of relative underperformance were the technology and energy sectors, while the healthcare sector was an area of outperformance.

The Fund's performance was negatively impacted by poor stock selection in the information technology sector. This was also the fund's largest sector weighting and a sector that lagged the benchmark during the period. The poor stock selection within this sector was the primarily driven by holdings in Symantec, Xilinx, and Cisco Systems. In addition, the Fund was underweight in the energy sector, which is a relatively small weighting in the benchmark but experienced the best returns relative to other sectors by a wide margin. Exposure to the energy sector was increased as several positions were added over the course of the year.

During the year, the Fund's healthcare holdings contributed significantly to returns. Healthcare was one of the better performing sectors, outpacing the overall benchmark. Our stock selection was positive within this sector making health care the best performing sector for the Fund on both an absolute and relative basis. Positions in Express Scripts, Genentech and St. Jude Medical each contributed significantly to the outperformance within health care.

TCW Galileo Large Cap Growth Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for the periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

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TCW Galileo Large Cap Growth Fund

TCW Galileo Large Cap Growth Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Galileo Opportunity Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Opportunity Fund (the "Fund") posted a gain of 9.54%, 9.21% and 8.85% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark returned 12.08% during the same period.

Holdings within the consumer discretionary, healthcare and consumer staples sectors were the strongest contributors to performance. Strong performers within the consumer sectors include special situation retailers Wild Oats Markets, Electronics Boutique; which was acquired by GameStop during the year, and Longs Drug Stores. Within the healthcare sector, Thoratec, Arena Pharmaceuticals, and WellChoice were the strongest performers. Our conservative underweight in the information technology sector was a positive, but stock selection within the sector detracted value. Underperforming names in the sector include software provider Atari, which has been completely sold, and electronic components manufacturer Solectron, which is still held in the Fund. Energy, which had been heavily overweighted in the Fund for the last several years, went to an underweight position relative to the benchmark in the second half of the year as companies met their upside sales targets. The unexpectedly harsh hurricane season propelled valuations and our recent underweight detracted value for the period under review.

During the year ending October, small cap stocks, the quintessential cyclical group, continued to overpower larger cap stocks. Small cap stocks usually outperform for multi-year periods until the economic cycle matures or slows down. The longest cycle was nearly nine years in the 1970s and while the current cycle is in its sixth year, we believe the excess in large cap stocks during the 1990s still has much left to be unwound. The Fund is focused on attractively valued stocks with a fundamental catalyst for growth and should continue to provide attractive returns over time. We remain committed to our strategy of finding value poised for growth.

TCW Galileo Opportunity Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

U.S. EQUITIES

TCW Galileo Opportunity Fund

TCW Galileo Opportunity Fund - N Class

TCW Galileo Opportunity Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor SG Cowen Fund. The predecessor SG Cowen Fund was an investment company registered under the Investment Company Act of 1940, as amended.

U.S. EQUITIES

TCW Galileo Select Equities Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Select Equities Fund (the "Fund") posted a gain of 9.16%, 8.82% and 8.28% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark returned 8.81% during the same period.

The 12-month period that ended on October 31, 2005 turned out to be a period of transition. Throughout this year we were able to achieve returns in line with the broad market.

At the beginning of November 2004, the United States was facing a presidential election that was, at that time, deemed too close to call. Oil was priced at about $40 per barrel. The Federal Funds rate was 1.75%. The market over the prior several quarters had been very focused on macro events. Fears of terrorist attacks at the Olympics in Athens were blamed for the lackluster market in the summer of 2004. Speculation about the outcome of the election and Fed policy weighed heavily on the overall market, such that individual companies traded not so much based on their own performance but more on where investors saw individual sectors or the overall market going.

By the end of October 2005, oil had leveled off at $60 per barrel after reaching a high of $70 per barrel earlier in the year. The Federal Reserve had taken the Fed Funds rate, in 25 basis point measured increases, up to 3.75%. In the face of all this the market had lumbered along and transformed itself from a stock market to a market of stocks.

Presently, macro factors play less of a role and individual companies are distinguishing themselves, even within specific industries, based on their individual achievements. The market has looked through terrorist actions and a political scandal, but the twin economic drags of higher short-term interest rates and high energy prices have weighed heavily on investor sentiment. Concerns over higher interest rates leading to a housing price collapse, the very high federal deficit, and our dangerously high trade gap have also fuelled this pessimism. The only areas of consistent strength have been the energy sector (up 32%) and the most defensive sectors utilities (up 19%), consumer staples and health (both up 8%). Throughout the 12-month period "short sales" on both the New York Stock exchange and the NASDAQ were at elevated levels.

Our approach was definitely out of favor as "value styles" out performed "growth styles," and small capitalization stocks did better than large capitalization stocks. Nevertheless, we were able to keep pace with the broader market through superior stock selection. During the 12-month period, our best returns came from our investments in Genentech and Google, which experienced better than expected growth. Our worst performers were Maxim Integrated Products, Symantech, and Xilinx, which had to reduce investor expectations due to decreased demand.

As we evaluate the upcoming year, we are cognizant of the economic risks of inflation and a potential consumer-lead recession. We do not believe we have the ability to predict the economic future, but we can position the portfolio to mitigate and diversify these risks. At the present time, we believe the portfolio is well positioned with industry leading high quality businesses that possess sustainable competitive advantages. We anticipate that if the economic climate becomes challenging our holdings will once again distinguish themselves by gaining market share and continuing to refresh their advantages over competitors, as they have done in the past.

U.S. EQUITIES

TCW Galileo Select Equities Fund

TCW Galileo Select Equities Fund - I Class

TCW Galileo Select Equities Fund - N Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Galileo Select Equities Fund

TCW Galileo Select Equities Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Galileo Small Cap Growth Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Small Cap Growth Fund (the "Fund") posted a gain of 12.64%, 12.33% and 12.57% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark, Russell 2000 Growth, returned 10.91% during the same period.

For the most part, the out-performance was due to strong stock selection in the healthcare and information technology sectors. This was partially offset by unfavorable stock selection in the consumer discretionary sector.

Continuing from last year, some of our best investments were in the healthcare sector where the fund outperformed the benchmark by a wide margin. Here, the Fund's investments were concentrated in the biotechnology and healthcare equipment segments. Stock selection was the primary reason for the out-performance in both of these areas. Standout performers in the Fund were Cubist and Vicuron in the biotech segment, followed by Foxhollow and Kyphon in the healthcare equipment segment.

During the year, information technology was the worst performing sector in the benchmark, however strong stock selection abated any negative impact that our overweighting in the sector had on the Fund's performance. Our best investments split between software and hardware with Red Hat in software and SiRF Technologies in hardware leading the way.

Consumer-related sectors came under pressure throughout the year as rising interest rates, higher energy costs and this summer's hurricanes all have had a negative impact on investor sentiment toward consumer demand. The consumer discretionary sector was biggest negative contributor of performance for the Fund.

Finally, the energy sector was the best-performing sector in the index over the last 12 months. Demand has been soaring for energy as emerging markets are rapidly developing infrastructure and consuming excess supply. While we were slightly underweighted in the sector on aggregate for the year, strong stock selection allowed us to perform in-line with the benchmark.

TCW Galileo Small Cap Growth Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Galileo Small Cap Growth Fund

TCW Galileo Small Cap Growth Fund - N Class

TCW Galileo Small Cap Growth Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Galileo Value Added Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Value Added Fund (the "Fund") posted a gain of 3.60%, 4.45% and 4.52% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark returned 13.04% during the same period.

The portfolio rebounded from the market sell off earlier this year only to be truncated by the twin hurricanes: Katrina and Rita. The dislocation caused by shut in refining capacity, coupled with worries over the impact on consumer spending of high gasoline, natural gas, and heating oil prices, sent the equity market into a downturn in September, temporarily halting the rotation into our equity holdings, which are weighted toward industrial technology companies. Our decision to sell energy holdings earlier this year impacted performance given the spectacular late run up in these equities during the year, driven in part by, in our view, speculative buying. As value managers, it has always been prudent for us to trim positions in order to protect client portfolios from capital loss. While giving up some near term appreciation, the redeployment of our energy proceeds into various sectors of the market we consider undervalued should ultimately be rewarded.

While we remain optimistic about the potential across our investment portfolio, the question, as always, is "timing". How long it will take for our contrarian investment style to hit stride is a question we cannot answer given that we are bottom up, fundamental value-driven investors who seek out mispriced securities that are typically under researched by Wall Street analysts. Inefficiently priced equities offer patient investors the opportunity for appreciation. With a trillion dollars in hedge funds, much of it traded daily in the global equity markets, pricing inefficiencies are increasingly being wrung out of potential returns along with short term performance advantages. It is therefore imperative that investors adopt a longer time horizon whereby patient investing can ultimately be rewarded. In short we need to extend our time horizons.

TCW Galileo Value Added Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Galileo Value Added Fund

TCW Galileo Value Added Fund - N Class

TCW Galileo Value Added Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Galileo Value Opportunities Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Value Opportunities Fund (the "Fund") posted a gain of 7.88%, 7.53% and 7.01% on its I Class, N Class and K Class shares respectively. The performance of the Fund's three classes varies because of differing expenses. The Fund's benchmark had a positive return of 19.50% during the same period.

The portfolio rebounded from the market sell off earlier this year only to be truncated by the twin hurricanes: Katrina and Rita. The dislocation caused by shut in refining capacity, coupled with worries over the impact on consumer spending of high gasoline, natural gas, and heating oil prices, sent the equity market into a downturn in September, temporarily halting the rotation into our equity holdings, which are weighted toward industrial technology companies. Our decision to sell energy holdings earlier this year impacted performance given the spectacular late run up in these equities during the year, driven in part by, in our view, speculative buying. As value managers, it has always been prudent for us to trim positions in order to protect client portfolios from capital loss. While giving up some near term appreciation, the redeployment of our energy proceeds into various sectors of the market we consider undervalued should ultimately be rewarded.

While we remain optimistic about the potential across our investment portfolio, the question, as always, is "timing". How long it will take for our contrarian investment style to hit stride is a question we cannot answer given that we are bottom up, fundamental value-driven investors who seek out mispriced securities that are typically under researched by Wall Street analysts. Inefficiently priced equities offer patient investors the opportunity for appreciation. With a trillion dollars in hedge funds, much of it traded daily in the global equity markets, pricing inefficiencies are increasingly being wrung out of potential returns along with short term performance advantages. It is therefore imperative that investors adopt a longer time horizon whereby patient investing can ultimately be rewarded. In short we need to extend our time horizons.

TCW Galileo Value Opportunities Fund - I Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for the periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

U.S. EQUITIES

TCW Galileo Value Opportunities Fund

TCW Galileo Value Opportunities Fund - N Class

TCW Galileo Value Opportunities Fund - K Class

(1)  The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. EQUITIES

TCW Galileo Aggressive Growth Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Advertising (1.2% of Net Assets)
15,700	Monster Worldwide, Inc.	$515,117	*†
	Aerospace/Defense (1.4%)
22,500	Cogent, Inc.	597,375	*†
	Banking & Financial Services (3.3%)
14,200	Commerce Bancorp, Inc.	432,674	†
11,475	SEI Investments Co.	445,230
18,200	Signature Bank	527,800	*
	Total Banking & Financial Services	1,405,704
	Commercial Services (16.2%)
16,500	Advisory Board Co.	796,125	*
24,200	Alliance Data Systems Corp.	860,552	*†
19,500	Bright Horizons Family Solutions, Inc.	779,415	*
11,700	Corporate Executive Board Co.	966,888
7,890	Ctrip.com International, Ltd. (ADR)	453,912
33,700	Resources Connection, Inc.	962,135	*
27,268	Robert Half International, Inc.	1,005,644
8,500	SINA Corp.	215,475	*†
8,400	Strayer Education, Inc.	751,884
	Total Commercial Services	6,792,030
	Computer Services (19.6%)
13,473	CheckFree Corp.	572,602	*
9,700	ChoicePoint, Inc.	409,922	*
17,500	Cognizant Technology Solutions Corp.	769,650	*
9,900	F5 Networks, Inc.	515,097	*
34,239	Network Appliance, Inc.	936,779	*
34,400	Salesforce.com, Inc.	859,656	*†
12,600	SRA International, Inc., Class A	413,532	*
7,500	Websense, Inc.	443,100	*
89,738	Yahoo!, Inc.	3,317,614	*
	Total Computer Services	8,237,952
	Computer Software (4.9%)
19,800	Navteq Corp.	774,576	*
87,620	Opsware, Inc.	450,367	*
35,300	Red Hat, Inc.	819,666	*†
	Total Computer Software	2,044,609
	Electrical Equipment (1.1%)
14,500	Energy Conversion Devices, Inc.	448,630	*
	Electronics (4.0%)
16,300	Broadcom Corp.—Class A	692,098	*
11,860	Hittite Microwave Corp.	273,966	*
15,700	Marvell Technology Group, Ltd.	728,637	*
	Total Electronics	1,694,701

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Aggressive Growth Equities Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Foods, Hotels & Restaurants (2.0%)
8,300	P.F. Chang's China Bistro, Inc.	$379,642	*†
13,200	The Cheesecake Factory	453,024	*
	Total Foods, Hotels & Restaurants	832,666
	Healthcare (6.9%)
13,413	Affymetrix, Inc.	609,353	*
10,776	Express Scripts, Inc.	812,618	*
16,504	Genentech, Inc.	1,495,262	*
	Total Healthcare	2,917,233
	Heavy Machinery (1.9%)
24,800	Smith International, Inc.	803,520
	Insurance (0.4%)
12,240	Universal American Financial Corp.	181,152	*
	Lodging (2.6%)
9,900	Four Seasons Hotels, Inc.	530,937	†
12,300	Wynn Resorts, Ltd.	574,164	*†
	Total Lodging	1,105,101
	Medical Supplies (4.1%)
13,600	Foxhollow Technologies, Inc.	616,216	*†
44,505	IntraLase Corp.	688,047	*†
9,900	Kyphon, Inc.	396,891	*†
	Total Medical Supplies	1,701,154
	Oil & Gas (6.9%)
16,700	National-Oilwell Varco, Inc.	1,043,249	*
21,100	Plains Exploration & Production Co.	822,900	*
7,900	Ultra Petroleum Corp.	414,671	*
15,400	Whiting Petroleum Corp.	624,470	*
	Total Oil & Gas	2,905,290
	Pharmaceuticals (3.8%)
18,700	Cubist Pharmaceuticals, Inc.	377,927	*
21,100	Encysive Pharmaceuticals, Inc.	221,550	*
11,200	Nektar Therapeutics	168,672	*†
5,000	Neurocrine Biosciences, Inc.	264,100	*
21,100	Onyx Pharmaceuticals, Inc.	542,059	*†
	Total Pharmaceuticals	1,574,308
	Retail (11.9%)
29,350	Amazon.com, Inc.	1,170,478	*†
14,100	Chico's FAS, Inc.	557,514	*
72,178	eBay, Inc.	2,858,249	*
14,800	Urban Outfitters, Inc.	419,284	*†
	Total Retail	5,005,525

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Aggressive Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Telecommunications (7.7%)
60,101	Juniper Networks, Inc.	$1,402,156	*
29,746	Research In Motion, Ltd.	1,829,082	*
	Total Telecommunications	3,231,238
	Total Common Stock (Cost: $30,709,623) (99.9%)	41,993,305
	Short-Term Investments
	Money Market Investments (0.8%)
126,811	BGI Institutional Money Market Fund, 3.923%	126,811	**
83,860	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	83,860	**
128,879	Merrimac Cash Fund—Premium Class, 3.7%	128,879	**
	Total Money Market Investments	339,550
Principal Amount
	Other Short-Term Investments (18.8%)
$83,860	Bank of America, 3.77%, due 01/17/06	83,860	**
167,719	Bank of Montreal, 3.79%, due 11/01/05	167,719	**
167,721	Barclays Bank PLC, 3.891%, due 01/17/06	167,721	**
83,860	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	83,860	**
29,396	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	29,351	**
209,649	BNP Paribas, 4.01%, due 12/13/05	209,649	**
209,649	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	209,649	**
209,789	CIESCO, 4.003%, due 11/03/05	209,649	**
209,016	Compass Securitization LLC, 3.882%, due 11/09/05	208,387	**
419,298	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	419,298	**
41,930	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	41,930	**
167,719	Deutsche Bank, 3.8%, due 11/02/05	167,719	**
250,905	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	249,902	**
250,814	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	249,808	**
209,649	Fortis Bank, 3.85%, due 11/03/05	209,649	**
209,649	Fortis Bank, 4.01%, due 11/28/05	209,649	**
337,173	General Electric Capital Corp., 3.96%, due 12/05/05	335,438	**
628,947	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	628,947	**
208,960	Greyhawk Funding, 3.943%, due 11/17/05	208,276	**
209,649	Harris Trust & Savings Bank, 3.795%, due 11/04/05	209,649	**
125,789	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	125,789	**
199,282	Investors Bank & Trust Depository Reserve, 2.76%	199,282
251,063	Lexington Parker Capital, 3.952%, due 11/16/05	250,294	**
400,670	Merrill Lynch & Co., 4.053%, due 11/1/05	400,670	**
252,403	Park Avenue Receivables Corp., 3.933%, due 11/17/05	251,579	**
168,355	Park Avenue Receivables Corp., 4.015%, due 11/29/05	167,719	**
210,290	Prefco, 3.932%, due 11/15/05	209,649	**
168,261	Prefco, 4.013%, due 11/23/05	167,719	**
126,325	Prefco, 4.037%, due 12/05/05	125,789	**
125,943	Sheffield Receivables Corp., 4.005%, due 11/08/05	125,789	**
335,438	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	335,438	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Aggressive Growth Equities Fund

  October 31, 2005

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$530,665	Svenska Handlesbanken, 4.031%, due 11/01/05	$530,665	**
209,649	UBS AG, 3.8%, due 11/03/05	209,649	**
209,649	UBS AG, 4.02%, due 12/01/05	209,649	**
301,895	Wells Fargo & Co., 3.96%, due 11/14/05	301,895	**
	Total Other Short-Term Investments	7,911,685
	Total Short-Term Investments (Cost: $8,251,235) (19.6%)	8,251,235
	Total Investments (Cost: $38,960,858) (119.5%)	50,244,540
	Liabilities in Excess of Other Assets (– 19.5%)	(8,208,634)
	Net Assets (100.0%)	$42,035,906

  Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Aggressive Growth Equities Fund

Investments by Industry*

Industry	Percentage of Net Assets
Advertising	1.2%
Aerospace/Defense	1.4
Banking & Financial Services	3.3
Commercial Services	16.2
Computer Services	19.6
Computer Software	4.9
Electrical Equipment	1.1
Electronics	4.0
Foods, Hotels & Restaurants	2.0
Healthcare	6.9
Heavy Machinery	1.9
Insurance	0.4
Lodging	2.6
Medical Supplies	4.1
Oil & Gas	6.9
Pharmaceuticals	3.8
Retail	11.9
Telecommunications	7.7
Short-Term Investments	19.6
Total	119.5%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Convertible Securities Fund

Schedule of Investments  October 31, 2005

Principal Amount	Convertible Corporate Bonds	Value
	Aerospace/Defense (1.0% of Net Assets)
$175,000	Lockheed Martin Corp., 3.54%, due 08/15/33	$183,634
	Airlines (0.8%)
190,000	Pinnacle Airlines Corp., (144A), 3.25%, due 02/15/25	142,694	*
	Automotive (0.8%)
30,000	Wabash National Corp., 3.25%, due 08/01/08	33,862
95,000	Wabash National Corp., (144A), 3.25%, due 08/01/08	107,231	*
	Total Automotive	141,093
	Banking & Financial Services (3.3%)
275,000	Bear Stearns Co., Inc., Exchangeable Fifth Third Bancorp, 0.25%, due 05/12/10	232,045
310,000	Legg Mason, Inc., 0%, due 06/06/31	384,400
	Total Banking & Financial Services	616,445
	Communications (1.6%)
205,000	Comverse Technology, Inc., 0%, due 05/15/23	295,969
	Computer Services (11.2%)
100,000	Computer Associates International, Inc., 1.625%, due 12/15/09	144,561	†
150,000	Computer Associates International, Inc., (144A), 1.625%, due 12/15/09	216,841	*
50,000	CSG Systems International, Inc., 2.5%, due 06/15/24	52,312
155,000	CSG Systems International, Inc., (144A), 2.5%, due 06/15/24	162,169	*†
190,000	Digital River, Inc., 1.25%, due 01/01/24	177,175
40,000	Digital River, Inc., (144A), 1.25%, due 01/01/24	37,300	*
140,000	Juniper Networks, Inc., 0%, due 06/15/08	172,375
70,000	Micron Technology, Inc., 2.5%, due 02/01/10	80,675
225,000	Micron Technology, Inc., (144A), 2.5%, due 02/01/10	259,312	*†
340,000	Morgan Stanley, Exchangeable Cisco Systems, Inc., 0.25%, due 05/15/10	315,350
150,000	Scientific Games Corp., (144A), 0.75%, due 12/01/24	172,125	*
170,000	Yahoo!, Inc., 0%, due 04/01/08	307,700
	Total Computer Services	2,097,895
	Computer Software (2.2%)
185,000	International Game Technology, 0%, due 01/29/33	116,781	†
200,000	International Game Technology, (144A), 0%, due 01/29/33	126,250	*
340,000	Open Solutions, Inc., (144A), 1.467%, due 02/02/35	175,950	*
	Total Computer Software	418,981
	Electric Utilities (0.6%)
50,000	Calpine Corp., 4.75%, due 11/15/23	25,909
150,000	Calpine Corp., (144A), 4.75%, due 11/15/23	77,728	*†
	Total Electric Utilities	103,637
	Electronics (11.4%)
320,000	Agere Systems, Inc., 6.5%, due 12/15/09	317,200
330,000	Cypress Semiconductor Corp., 1.25%, due 06/15/08	365,062
45,000	Eastman Kodak Co., 3.375%, due 10/15/33	41,846
135,000	Eastman Kodak Co., (144A), 3.375%, due 10/15/33	125,538	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Convertible Securities Fund

Schedule of Investments (Continued)

Principal Amount	Convertible Corporate Bonds	Value
	Electronics (Continued)
$530,000	Lehman Brothers Holdings, Inc., 0.25%, due 08/27/10	$459,457	[s]
190,000	LSI Logic Corp., 4%, due 05/15/10	184,537
180,000	RF Micro Devices, Inc., 1.5%, due 07/01/10	164,250
275,000	Synaptics, Inc., (144A), 0.75%, due 12/01/24	227,563	*
280,000	Vishay Intertechnology, Inc., 3.625%, due 08/01/23	262,413
	Total Electronics	2,147,866
	Entertainment & Leisure (6.1%)
745,000	Carnival Corp., 1.132%, due 04/29/33	556,083
155,000	Shuffle Master, Inc., 1.25%, due 04/15/24	166,788	†
415,000	Walt Disney Co., 2.125%, due 04/15/23	420,706
	Total Entertainment & Leisure	1,143,577
	Industrial—Diversified (5.4%)
495,000	Roper Industries, Inc., 1.481%, due 01/15/34	262,716
70,000	Tyco International Group SA, 2.75%, due 01/15/18	81,900	†
95,000	Tyco International Group SA, 3.125%, due 01/15/23	121,481
205,000	Tyco International Group SA, (144A), 2.75%, due 01/15/18	239,850	*
245,000	Tyco International Group SA, (144A), 3.125%, due 01/15/23	313,294	*
	Total Industrial—Diversified	1,019,241
	Media—Broadcasting & Publishing (4.8%)
175,000	Liberty Media Corp., (144A), Exchangeable Time Warner Inc., 0.75%, due 03/30/23	192,493	*
355,000	Liberty Media Corp., Exchangeable Time Warner, Inc., 0.75%, due 03/30/23	390,486
435,000	Liberty Media Corp., Exchangeable Viacom, Inc., Class B, 3.25%, due 03/15/31	325,502	†
	Total Media—Broadcasting & Publishing	908,481
	Medical Supplies (8.3%)
455,000	Alza Corp., Exchangeable Johnson & Johnson, Inc., 0%, due 07/28/20	391,300
135,000	Apogent Technologies, Inc., 2.62%, due 12/15/33	151,914
105,000	Cooper Companies, Inc., 2.625%, due 07/01/23	168,394	†
190,000	Cooper Companies, Inc., (144A), 2.625%, due 07/01/23	304,713	*
275,000	Cyberonics, Inc., 144A, 3%, due 09/27/12	258,844	*
225,000	Fisher Scientific International, Inc., 3.25%, due 03/01/24	218,250	†
25,000	Thoratec Corp., 1.38%, due 05/16/34	16,832
70,000	Thoratec Corp., (144A), 1.38%, due 05/16/34	47,130	*
	Total Medical Supplies	1,557,377
	Oil & Gas (8.1%)
150,000	Cal Dive International, Inc., (144A), 3.25%, due 12/15/25	185,445	*
35,000	McMoRan Exploration Co., 6%, due 07/02/08	46,645
95,000	McMoRan Exploration Co., (144A), 5.25%, due 10/06/11	110,319	*
35,000	Pride International, Inc., 3.25%, due 05/01/33	43,750
110,000	Pride International, Inc., (144A), 3.25%, due 05/01/33	137,500	*
415,000	Schlumberger, Ltd., Series B, 2.125%, due 06/01/23	520,825

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Convertible Securities Fund

  October 31, 2005

Principal Amount	Convertible Corporate Bonds	Value
	Oil & Gas (Continued)
$245,000	SEACOR Holdings, Inc., (144A), 2.875%, due 12/15/24	$282,056	*
205,000	Willbros Group, Inc., (144A), 2.75%, due 03/15/24	198,081	*
	Total Oil & Gas	1,524,621
	Pharmaceuticals (16.0%)
525,000	Amgen, Inc., 0%, due 03/01/32	406,219
50,000	Axcan Pharma, Inc., 4.25%, due 04/15/08	54,188
155,000	Axcan Pharma, Inc., (144A), 4.25%, due 04/15/08	167,981	*
245,000	Connetics Corp., (144A), 2%, due 03/30/15	185,100	*
35,000	DeCode Genetics, Inc., 3.5%, due 04/15/11	30,258
100,000	DeCode Genetics, Inc., (144A), 3.5%, due 04/15/11	86,450	*
350,000	Genzyme Corp, 1.25%, due 12/01/23	405,563
320,000	Invitrogen Corp., 2%, due 08/01/23	341,357
210,000	Medarex, Inc., (144A), 2.25%, due 05/15/11	183,475	*
290,000	Medicis Pharmaceutical Corp., 1.5%, due 06/04/33	275,393
30,000	MGI Pharma, Inc., 1.682%, due 03/02/24	18,938
100,000	MGI Pharma, Inc., (144A), 1.682%, due 03/02/24	63,125	*
60,000	Teva Pharmaceutical Finance II LLC, Series A, 0.5%, due 02/01/24	65,700	†
640,000	Teva Pharmaceutical Finance II LLC, Series B, 0.25%, due 02/01/24	719,411
	Total Pharmaceuticals	3,003,158
	Retail (1.5%)
250,000	Costco Companies, Inc., 0%, due 08/19/17	274,375	†
	Total Convertible Corporate Bonds (Cost: $15,811,506) (83.1%)	15,579,044
Number of Shares	Convertible Preferred Stocks
	Automotive (1.8%)
3,845	Ford Motor Co. Capital Trust II, $3.25	122,617
3,915	General Motors Corp., $1.125	91,298
7,300	General Motors Corp., $1.3125	120,450
	Total Automotive	334,365
	Banking & Financial Services (4.4%)
6,125	Household International, Inc., Exchangeable HSBC Holdings PLC, $2.219	239,304
2,425	Lehman Brothers Holdings, Inc., $1.563	63,365	†
2,135	State Street Corp., $13.50	520,940
	Total Banking & Financial Services	823,609
	Commercial Services (1.3%)
2,180	Xerox Corp., $6.25	251,681
	Healthcare (2.9%)
4,995	Baxter International, Inc., $3.50	270,579
3,835	Omnicare, Inc., $2.00	272,208
	Total Healthcare	542,787

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Convertible Securities Fund

Schedule of Investments (Continued)

Number of Shares	Convertible Preferred Stocks	Value
	Insurance (3.4%)
10,930	Chubb Corp., $1.75	$368,232
3,680	Hartford Financial Services Group, Inc., $3.50	263,414
	Total Insurance	631,646
	Oil & Gas (2.8%)
5,205	Chesapeake Energy Corp., $4.50	536,115	**
	Total Convertible Preferred Stocks (Cost: $2,798,778) (16.6%)	3,120,203
	Short-Term Investments
	Money Market Investments (0.5%)
32,521	BGI Institutional Money Market Fund, 3.923%	32,521	***
21,506	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	21,506	***
33,051	Merrimac Cash Fund-Premium Class, 3.7%	33,051	***
	Total Money Market Investments	87,078
Principal Amount
	Other Short-Term Investments (10.7%)
$21,505	Bank of America, 3.77%, due 01/17/06	21,505	***
43,012	Bank of Montreal, 3.79%, due 11/01/05	43,012	***
43,012	Barclays Bank PLC, 3.891%, due 01/17/06	43,012	***
21,506	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	21,506	***
7,539	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	7,527	***
53,765	BNP Paribas, 4.01%, due 12/13/05	53,765	***
53,765	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	53,765	***
53,801	CIESCO, 4.003%, due 11/03/05	53,765	***
53,603	Compass Securitization LLC, 3.882%, due 11/09/05	53,441	***
107,530	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	107,530	***
10,753	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	10,753	***
43,012	Deutsche Bank, 3.8%, due 11/02/05	43,012	***
64,345	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	64,088	***
64,322	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	64,064	***
53,765	Fortis Bank, 3.85%, due 11/03/05	53,765	***
53,765	Fortis Bank, 4.01%, due 11/28/05	53,765	***
86,469	General Electric Capital Corp., 3.96%, due 12/05/05	86,024	***
161,295	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	161,295	***
53,588	Greyhawk Funding, 3.943%, due 11/17/05	53,413	***
53,765	Harris Trust & Savings Bank, 3.795%, due 11/04/05	53,765	***
32,259	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	32,259	***
41,081	Investors Bank & Trust Depository Reserve, 2.76%	41,081
64,386	Lexington Parker Capital, 3.952%, due 11/16/05	64,188	***
102,753	Merrill Lynch & Co., 4.053%, due 11/1/05	102,753	***
64,729	Park Avenue Receivables Corp., 3.933%, due 11/17/05	64,518	***
43,175	Park Avenue Receivables Corp., 4.015%, due 11/29/05	43,012	***
53,929	Prefco, 3.932%, due 11/15/05	53,765	***
43,151	Prefco, 4.013%, due 11/23/05	43,012	***

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Convertible Securities Fund

  October 31, 2005

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$32,396	Prefco, 4.037%, due 12/05/05	$32,259	***
32,298	Sheffield Receivables Corp., 4.005%, due 11/08/05	32,259	***
86,024	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	86,024	***
136,090	Svenska Handlesbanken, 4.031%, due 11/01/05	136,090	***
53,765	UBS AG, 3.8%, due 11/03/05	53,765	***
53,765	UBS AG, 4.02%, due 12/01/05	53,765	***
77,422	Wells Fargo & Co., 3.96%, due 11/14/05	77,422	***
	Total Other Short-Term Investments	2,018,944
	Total Short-Term Investments (Cost: $2,106,022) (11.2%)	2,106,022
	Total Investments (Cost: $20,716,306) (110.9%)	20,805,269
	Liabilities in Excess of Other Assets (– 10.9%)	(2,044,215)
	Net Assets (100.0%)	$18,761,054

  Notes to the Schedule of Investments:

  *  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2005, the value of these securities amounted to $4,786,557 or 25.51% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

  **  Non-income producing.

  †  Security partially or fully lent (Note 3).

  ***  Represents investment of security lending collateral (Note 3).

  s  Security convertible into a basket of four technology companies: Applied Materials, Inc., Xilinx, Inc., Texas Instruments, Inc., and Maxim Integrated Products, Inc.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Convertible Securities Fund

Investments by Industry*

Industry	Percentage of Net Assets
Aerospace/Defense	1.0%
Airlines	0.8
Automotive	2.6
Banking & Financial Services	7.7
Commercial Services	1.3
Communications	1.6
Computer Services	11.2
Computer Software	2.2
Electric Utilities	0.6
Electronics	11.4
Entertainment & Leisure	6.1
Healthcare	2.9
Industrial—Diversified	5.4
Insurance	3.4
Media—Broadcasting & Publishing	4.8
Medical Supplies	8.3
Oil & Gas	10.9
Pharmaceuticals	16.0
Retail	1.5
Short-Term Investments	11.2
Total	110.9%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Diversified Value Fund

Schedule of Investments  October 31, 2005

Number of Shares	Common Stock	Value
	Aerospace/Defense (5.0% of Net Assets)
47,950	Boeing Co.	$3,099,488
93,509	Honeywell International, Inc.	3,198,008
28,300	United Technologies Corp.	1,451,224
	Total Aerospace/Defense	7,748,720
	Automotive (2.1%)
118,550	General Motors Corp.	3,248,270	†
	Banking & Financial Services (8.3%)
45,550	American Express Co.	2,267,023
7,330	Ameriprise Financial, Inc.	272,823	*
19,900	Fannie Mae	945,648
129,618	J.P. Morgan Chase & Co., Inc.	4,746,611
70,400	Merrill Lynch & Company, Inc.	4,557,696
	Total Banking & Financial Services	12,789,801
	Beverages, Food & Tobacco (3.8%)
51,300	Flowers Foods, Inc.	1,503,090
113,600	Kraft Foods, Inc., Class A	3,214,880	†
67,900	Tyson Foods, Inc., Class A	1,208,620
	Total Beverages, Food & Tobacco	5,926,590
	Communications (1.9%)
90,900	Sony Corp. (ADR)	2,981,520	†
	Computer Services (10.1%)
120,200	Electronic Data Systems Corp.	2,801,862
192,857	Hewlett-Packard Co.	5,407,710
45,400	International Business Machines Corp.	3,717,352
362,500	Solectron Corp.	1,279,625	*†
586,800	Sun Microsystems, Inc.	2,347,200	*
	Total Computer Services	15,553,749
	Electronics (4.2%)
135,000	Advanced Micro Devices, Inc.	3,134,700	*†
146,100	Intersil Corp., Class A	3,325,236
	Total Electronics	6,459,936
	Entertainment & Leisure (1.7%)
176,000	Mattel, Inc.	2,596,000
	Healthcare (4.2%)
100,900	HCA, Inc.	4,862,371
195,400	Tenet Healthcare Corp.	1,645,268	*
	Total Healthcare	6,507,639

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Diversified Value Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Insurance (10.2%)
55,700	Allstate Corp.	$2,940,403
47,150	American International Group, Inc.	3,055,320
36,300	Chubb Corp.	3,374,811
57,500	Medco Health Solutions, Inc.	3,248,750	*
70,300	The St. Paul Travelers Companies, Inc.	3,165,609
	Total Insurance	15,784,893
	Media—Broadcasting & Publishing (8.5%)
97,700	Clear Channel Communications, Inc.	2,972,034
102,700	Comcast Corp., Class A	2,858,141	*
129,900	Readers Digest Association, Inc.	1,990,068
208,150	Time Warner, Inc.	3,711,315
49,600	Tribune Co.	1,562,896	†
	Total Media—Broadcasting & Publishing	13,094,454
	Oil & Gas (4.5%)
105,444	ConocoPhillips	6,893,929
	Paper & Forest Products (2.8%)
29,350	Kimberly-Clark Corp.	1,668,254
101,700	MeadWestvaco Corp.	2,666,574
	Total Paper & Forest Products	4,334,828
	Pharmaceuticals (6.5%)
197,600	Millennium Pharmaceuticals, Inc.	1,802,112	*†
99,600	Watson Pharmaceuticals, Inc.	3,442,176	*
107,800	Wyeth	4,803,568
	Total Pharmaceuticals	10,047,856
	Retail (4.9%)
32,144	Federated Department Stores, Inc.	1,972,677
89,000	Office Depot, Inc.	2,450,170	*
26,433	Sears Holdings Corp.	3,178,568	*†
	Total Retail	7,601,415
	Telecommunications (6.3%)
811,000	Lucent Technologies, Inc.	2,311,350	*
975,000	Qwest Communications International, Inc.	4,251,000	*†
132,700	SBC Communications, Inc.	3,164,895
	Total Telecommunications	9,727,245
	Transportation (4.1%)
41,700	CNF, Inc.	2,346,459
87,300	CSX Corp.	3,999,213
	Total Transportation	6,345,672

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Diversified Value Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Utilities (2.0%)
82,450	American Electric Power Company, Inc.	$3,129,802
	Total Common Stock (Cost: $134,370,556) (91.1%)	140,772,319
	Short-Term Investments
	Money Market Investments (0.5%)
297,693	BGI Institutional Money Market Fund, 3.923%	297,693	**
196,859	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	196,859	**
302,548	Merrimac Cash Fund—Premium Class, 3.7%	302,548	**
	Total Money Market Investments	797,100
Principal Amount
	Other Short-Term Investments (24.4%)
$196,863	Bank of America, 3.77%, due 01/17/06	196,863	**
393,725	Bank of Montreal, 3.79%, due 11/01/05	393,725	**
393,725	Barclays Bank PLC, 3.891%, due 01/17/06	393,725	**
196,863	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	196,863	**
69,007	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	68,902	**
492,157	BNP Paribas, 4.01%, due 12/13/05	492,157	**
492,157	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	492,157	**
492,485	CIESCO, 4.003%, due 11/03/05	492,157	**
490,671	Compass Securitization LLC, 3.882%, due 11/09/05	489,194	**
984,313	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	984,313	**
98,431	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	98,431	**
393,725	Deutsche Bank, 3.8%, due 11/02/05	393,725	**
589,007	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	586,651	**
588,793	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	586,432	**
492,157	Fortis Bank, 3.85%, due 11/03/05	492,157	**
492,157	Fortis Bank, 4.01%, due 11/28/05	492,157	**
791,522	General Electric Capital Corp., 3.96%, due 12/05/05	787,451	**
1,476,470	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	1,476,470	**
490,540	Greyhawk Funding, 3.943%, due 11/17/05	488,933	**
492,157	Harris Trust & Savings Bank, 3.795%, due 11/04/05	492,157	**
295,294	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	295,294	**
19,615,987	Investors Bank & Trust Depository Reserve, 2.76%	19,615,987
589,378	Lexington Parker Capital, 3.952%, due 11/16/05	587,572	**
940,583	Merrill Lynch & Co., 4.053%, due 11/1/05	940,583	**
592,524	Park Avenue Receivables Corp., 3.933%, due 11/17/05	590,588	**
395,218	Park Avenue Receivables Corp., 4.015%, due 11/29/05	393,725	**
493,662	Prefco, 3.932%, due 11/15/05	492,157	**
394,998	Prefco, 4.013%, due 11/23/05	393,725	**
296,552	Prefco, 4.037%, due 12/05/05	295,294	**
295,655	Sheffield Receivables Corp., 4.005%, due 11/08/05	295,294	**
787,451	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	787,451	**
1,245,751	Svenska Handlesbanken, 4.031%, due 11/01/05	1,245,751	**
492,157	UBS AG, 3.8%, due 11/03/05	492,157	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Diversified Value Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$492,157	UBS AG, 4.02%, due 12/01/05	$492,157	**
708,706	Wells Fargo & Co., 3.96%, due 11/14/05	708,706	**
	Total Other Short-Term Investments	37,721,061
	Total Short-Term Investments (Cost: $38,518,161) (24.9%)	38,518,161
	Total Investments (Cost: $172,888,717) (116.0%)	179,290,480
	Liabilities in Excess of Other Assets (– 16.0%)	(24,723,857)
	Net Assets (100.0%)	$154,566,623

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Diversified Value Fund

Investments by Industry*  October 31, 2005

Industry	Percentage of Net Assets
Aerospace/Defense	5.0%
Automotive	2.1
Banking & Financial Services	8.3
Beverages, Food & Tobacco	3.8
Communications	1.9
Computer Services	10.1
Electronics	4.2
Entertainment & Leisure	1.7
Healthcare	4.2
Insurance	10.2
Media—Broadcasting & Publishing	8.5
Oil & Gas	4.5
Paper & Forest Products	2.8
Pharmaceuticals	6.5
Retail	4.9
Telecommunications	6.3
Transportation	4.1
Utilities	2.0
Short-Term Investments	24.9
Total	116.0%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Dividend Focused Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Aerospace/Defense (3.0% of Net Assets)
171,800	Boeing Co.	$11,105,152
442,100	Honeywell International, Inc.	15,119,820
	Total Aerospace/Defense	26,224,972
	Automotive (1.8%)
565,500	General Motors Corp.	15,494,700
	Banking & Financial Services (9.9%)
398,530	Bank of America Corp.	17,431,702	†
328,800	Citigroup, Inc.	15,052,464
142,500	Fannie Mae	6,771,600
593,900	J.P. Morgan Chase & Co., Inc.	21,748,618
404,600	Merrill Lynch & Company, Inc.	26,193,804
	Total Banking & Financial Services	87,198,188
	Beverages, Food & Tobacco (5.1%)
283,000	Flowers Foods, Inc.	8,291,900
581,500	Kraft Foods, Inc., Class A	16,456,450	†
1,112,000	Sara Lee Corp.	19,849,200
	Total Beverages, Food & Tobacco	44,597,550
	Chemicals (3.6%)
213,700	Air Products & Chemicals, Inc.	12,232,188
470,600	Du Pont (E.I.) de Nemours & Co.	19,619,314
	Total Chemicals	31,851,502
	Commercial Services (1.1%)
318,600	Waste Management, Inc.	9,401,886
	Communications (0.9%)
253,000	Sony Corp. (ADR)	8,298,400
	Computer Services (5.8%)
414,400	Electronic Data Systems Corp.	9,659,664
967,400	Hewlett-Packard Co.	27,125,896
175,700	International Business Machines Corp.	14,386,316
	Total Computer Services	51,171,876
	Containers & Packaging (1.0%)
432,100	Packaging Corp. of America	8,767,309
	Electronics (2.3%)
880,600	Advanced Micro Devices, Inc.	20,447,532	*
	Entertainment & Leisure (3.3%)
1,079,100	Mattel, Inc.	15,916,725
695,300	Regal Entertainment Group	12,814,379	†
	Total Entertainment & Leisure	28,731,104
	Foods, Hotels & Restaurants (1.5%)
426,000	McDonald's Corp.	13,461,600

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Dividend Focused Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Healthcare (3.7%)
533,400	HCA, Inc.	$25,704,546
806,200	Tenet Healthcare Corp.	6,788,204	*†
	Total Healthcare	32,492,750
	Insurance (9.9%)
326,600	Allstate Corp.	17,241,214
189,200	American International Group, Inc.	12,260,160
213,700	Chubb Corp.	19,867,689
169,200	Safeco Corp.	9,424,440
631,900	The St. Paul Travelers Companies, Inc.	28,454,457
	Total Insurance	87,247,960
	Media—Broadcasting & Publishing (5.3%)
673,300	Clear Channel Communications, Inc.	20,481,786
427,700	Comcast Corp., Class A	11,902,891	*
443,400	Readers Digest Association, Inc.	6,792,888
232,500	Tribune Co.	7,326,075	†
	Total Media—Broadcasting & Publishing	46,503,640
	Oil & Gas (2.5%)
333,900	ConocoPhillips	21,830,382
	Paper & Forest Products (2.9%)
145,000	Kimberly-Clark Corp.	8,241,800
652,500	MeadWestvaco Corp.	17,108,550
	Total Paper & Forest Products	25,350,350
	Pharmaceuticals (4.9%)
355,600	Watson Pharmaceuticals, Inc.	12,289,536	*
686,400	Wyeth	30,585,984
	Total Pharmaceuticals	42,875,520
	Real Estate (2.9%)
1,083,900	American Financial Realty Trust (REIT)	13,342,809
601,800	Crescent Real Estate Equities Co. (REIT)	12,005,910
	Total Real Estate	25,348,719
	Retail (3.0%)
190,396	Federated Department Stores, Inc.	11,684,603
121,780	Sears Holdings Corp.	14,644,045	*
	Total Retail	26,328,648
	Telecommunications (10.5%)
428,200	Alltel Corp.	26,488,452
2,731,900	Lucent Technologies, Inc.	7,785,915	*
1,673,000	Nokia Oyj (ADR)	28,139,860
2,283,900	Qwest Communications International, Inc.	9,957,804	*
841,000	SBC Communications, Inc.	20,057,850	†
	Total Telecommunications	92,429,881

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Dividend Focused Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Transportation (4.0%)
235,700	CNF, Inc.	$13,262,839
475,600	CSX Corp.	21,787,236
	Total Transportation	35,050,075
	Utilities (2.5%)
582,100	American Electric Power Company, Inc.	22,096,516
	Total Common Stock (Cost: $781,966,935) (91.4%)	803,201,060
	Short-Term Investments
	Money Market Investments (0.2%)
798,502	BGI Institutional Money Market Fund, 3.923%	798,502	**
528,045	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	528,045	**
811,525	Merrimac Cash Fund—Premium Class, 3.7%	811,525	**
	Total Money Market Investments	2,138,072
Principal Amount
	Other Short-Term Investments (15.3%)
$528,047	Bank of America, 3.77%, due 01/17/06	528,047	**
1,056,091	Bank of Montreal, 3.79%, due 11/01/05	1,056,091	**
1,056,091	Barclays Bank PLC, 3.891%, due 01/17/06	1,056,091	**
528,045	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	528,045	**
185,098	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	184,816	**
1,320,113	BNP Paribas, 4.01%, due 12/13/05	1,320,113	**
1,320,113	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	1,320,113	**
1,320,994	CIESCO, 4.003%, due 11/03/05	1,320,113	**
1,316,128	Compass Securitization LLC, 3.882%, due 11/09/05	1,312,166	**
2,640,227	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	2,640,227	**
264,023	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	264,023	**
1,056,091	Deutsche Bank, 3.8%, due 11/02/05	1,056,091	**
1,579,895	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	1,573,575	**
1,579,322	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	1,572,989	**
1,320,113	Fortis Bank, 3.85%, due 11/03/05	1,320,113	**
1,320,113	Fortis Bank, 4.01%, due 11/28/05	1,320,113	**
2,123,102	General Electric Capital Corp., 3.96%, due 12/05/05	2,112,181	**
3,960,340	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	3,960,340	**
1,315,776	Greyhawk Funding, 3.943%, due 11/17/05	1,311,467	**
1,320,113	Harris Trust & Savings Bank, 3.795%, due 11/04/05	1,320,113	**
792,068	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	792,068	**
85,587,247	Investors Bank & Trust Depository Reserve, 2.76%	85,587,247
1,580,890	Lexington Parker Capital, 3.952%, due 11/16/05	1,576,045	**
2,522,929	Merrill Lynch & Co., 4.053%, due 11/1/05	2,522,929	**
1,589,328	Park Avenue Receivables Corp., 3.933%, due 11/17/05	1,584,136	**
1,060,096	Park Avenue Receivables Corp., 4.015%, due 11/29/05	1,056,091	**
1,324,151	Prefco, 3.932%, due 11/15/05	1,320,113	**
1,059,505	Prefco, 4.013%, due 11/23/05	1,056,091	**
795,433	Prefco, 4.037%, due 12/05/05	792,068	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Dividend Focused Fund

  October 31, 2005

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$793,037	Sheffield Receivables Corp., 4.005%, due 11/08/05	$792,068	**
2,112,182	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	2,112,182	**
3,341,482	Svenska Handlesbanken, 4.031%, due 11/01/05	3,341,482	**
1,320,113	UBS AG, 3.8%, due 11/03/05	1,320,113	**
1,320,113	UBS AG, 4.02%, due 12/01/05	1,320,113	**
1,900,963	Wells Fargo & Co., 3.96%, due 11/14/05	1,900,963	**
	Total Other Short-Term Investments	134,150,536
	Total Short-Term Investments (Cost: $136,288,608) (15.5%)	136,288,608
	Total Investments (Cost: $918,255,543) (106.9%)	939,489,668
	Liabilities in Excess of Other Assets (– 6.9%)	(60,737,463)
	Net Assets (100.0%)	$878,752,205

Notes to the Schedule of Investments:

ADR   -   American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

REIT   -   Real Estate Investment Trust.

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Dividend Focused Fund

Investments by Industry*

Industry	Percentage of Net Assets
Aerospace/Defense	3.0%
Automotive	1.8
Banking & Financial Services	9.9
Beverages, Food & Tobacco	5.1
Chemicals	3.6
Commercial Services	1.1
Communications	0.9
Computer Services	5.8
Containers & Packaging	1.0
Electronics	2.3
Entertainment & Leisure	3.3
Foods, Hotels & Restaurants	1.5
Healthcare	3.7
Insurance	9.9
Media—Broadcasting & Publishing	5.3
Oil & Gas	2.5
Paper & Forest Products	2.9
Pharmaceuticals	4.9
Real Estate	2.9
Retail	3.0
Telecommunications	10.5
Transportation	4.0
Utilities	2.5
Short-Term Investments	15.5
Total	106.9%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Equities Fund

Schedule of Investments  October 31, 2005

Number of Shares	Common Stock	Value
	Aerospace/Defense (2.9% of Net Assets)
12,575	General Dynamics Corp.	$1,462,472
29,940	Northrop Grumman Corp.	1,606,281
	Total Aerospace/Defense	3,068,753
	Banking & Financial Services (18.1%)
21,050	American Express Co.	1,047,658
35,540	Bank of America Corp.	1,554,520
98,467	Citigroup, Inc.	4,507,819
20,850	Goldman Sachs Group, Inc.	2,634,814
50,400	H&R Block, Inc.	1,252,944
97,444	J.P. Morgan Chase & Co., Inc.	3,568,399
11,500	Merrill Lynch & Company, Inc.	744,510
52,650	The Charles Schwab Corp.	800,280
46,100	Wells Fargo & Co.	2,775,220
	Total Banking & Financial Services	18,886,164
	Beverages, Food & Tobacco (1.9%)
60,855	Sysco Corp.	1,941,883
	Chemicals (4.2%)
49,045	Air Products & Chemicals, Inc.	2,807,336
12,000	Dow Chemical Co.	550,320
11,000	Du Pont (E.I.) de Nemours & Co.	458,590
12,350	Praxair, Inc.	610,213
	Total Chemicals	4,426,459
	Commercial Services (2.0%)
62,715	Ecolab, Inc.	2,074,612
	Computer Services (2.6%)
49,100	Dell, Inc.	1,565,308	*
13,500	International Business Machines Corp.	1,105,380
	Total Computer Services	2,670,688
	Computer Software (0.1%)
11,315	Oracle Corp.	143,474	*
	Electrical Equipment (3.3%)
102,790	General Electric Co.	3,485,609
	Electronics (3.7%)
23,100	Emerson Electric Co.	1,606,605
65,765	Intel Corp.	1,545,478
26,560	Texas Instruments, Inc.	758,288
	Total Electronics	3,910,371
	Foods, Hotels & Restaurants (0.5%)
17,755	McDonald's Corp.	561,058

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Industrial—Diversified (6.8%)
31,635	3M Co.	$2,403,627
30,960	Danaher Corp.	1,613,016
115,350	Tyco International, Ltd.	3,044,087
	Total Industrial—Diversified	7,060,730
	Insurance (6.6%)
27,000	Allstate Corp.	1,425,330
74,050	American International Group, Inc.	4,798,440
7,850	Hartford Financial Services Group	626,038
	Total Insurance	6,849,808
	Media—Broadcasting & Publishing (2.1%)
123,000	Time Warner, Inc.	2,193,090
	Medical Supplies (1.6%)
28,600	Medtronic, Inc.	1,620,476
	Metals (3.0%)
29,650	Alcoa, Inc.	720,199
31,600	Newmont Mining Corp.	1,346,160
7,135	Rio Tinto PLC (ADR)	1,088,944
	Total Metals	3,155,303
	Office Equipment & Supplies (2.3%)
42,280	Avery Dennison Corp.	2,395,162	†
	Oil & Gas (18.6%)
8,000	Anadarko Petroleum Corp.	725,680
32,600	Apache Corp.	2,080,858
108,896	Exxon Mobil Corp.	6,113,421
57,855	Halliburton Co.	3,419,231
26,100	Peabody Energy Corp.	2,039,976
25,880	Schlumberger, Ltd.	2,349,128
46,004	Transocean, Inc.	2,644,770	*
	Total Oil & Gas	19,373,064
	Pharmaceuticals (1.7%)
79,800	Pfizer, Inc.	1,734,852
	Retail (7.3%)
13,055	Best Buy Co., Inc.	577,814
27,570	Costco Wholesale Corp.	1,333,285
37,600	Home Depot, Inc.	1,543,104
70,300	Kohl's Corp.	3,383,539	*
46,510	The Gap, Inc.	803,693
	Total Retail	7,641,435
	Telecommunications (2.8%)
29,150	Motorola, Inc.	645,964
134,500	Nokia Oyj (ADR)	2,262,290
	Total Telecommunications	2,908,254

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Equities Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Transportation (2.1%)
13,880	Norfolk Southern Corp.	$557,976
23,100	United Parcel Service, Inc., Class B	1,684,914
	Total Transportation	2,242,890
	Utilities (0.8%)
16,835	Exelon Corp.	875,925
	Total Common Stock (Cost: $83,244,035) (95.0%)	99,220,060
	Short-Term Investments
	Money Market Investments (0.1%)
37,848	BGI Institutional Money Market Fund, 3.923%	37,848	**
25,029	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	25,029	**
38,465	Merrimac Cash Fund—Premium Class, 3.7%	38,465	**
	Total Money Market Investments	101,342
Principal Amount
	Other Short-Term Investments (6.2%)
$25,029	Bank of America, 3.77%, due 01/17/06	25,029	**
50,057	Bank of Montreal, 3.79%, due 11/01/05	50,057	**
50,057	Barclays Bank PLC, 3.891%, due 01/17/06	50,057	**
25,029	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	25,029	**
8,773	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	8,760	**
62,571	BNP Paribas, 4.01%, due 12/13/05	62,571	**
62,571	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	62,571	**
62,613	CIESCO, 4.003%, due 11/03/05	62,571	**
62,383	Compass Securitization LLC, 3.882%, due 11/09/05	62,195	**
125,143	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	125,143	**
12,514	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	12,514	**
50,057	Deutsche Bank, 3.8%, due 11/02/05	50,057	**
74,858	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	74,585	**
74,885	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	74,557	**
62,571	Fortis Bank, 3.85%, due 11/03/05	62,571	**
62,571	Fortis Bank, 4.01%, due 11/28/05	62,571	**
100,632	General Electric Capital Corp., 3.96%, due 12/05/05	100,114	**
187,720	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	187,720	**
62,366	Greyhawk Funding, 3.943%, due 11/17/05	62,162	**
62,571	Harris Trust & Savings Bank, 3.795%, due 11/04/05	62,571	**
37,543	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	37,543	**
4,192,956	Investors Bank & Trust Depository Reserve, 2.76%	4,192,956
74,932	Lexington Parker Capital, 3.952%, due 11/16/05	74,702	**
119,583	Merrill Lynch & Co., 4.053%, due 11/1/05	119,583	**
75,332	Park Avenue Receivables Corp., 3.933%, due 11/17/05	75,086	**
50,247	Park Avenue Receivables Corp., 4.015%, due 11/29/05	50,057	**
62,763	Prefco, 3.932%, due 11/15/05	62,571	**
50,219	Prefco, 4.013%, due 11/23/05	50,057	**
37,703	Prefco, 4.037%, due 12/05/05	37,543	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Equities Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$37,589	Sheffield Receivables Corp., 4.005%, due 11/08/05	$37,543	**
100,114	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	100,114	**
158,381	Svenska Handlesbanken, 4.031%, due 11/01/05	158,381	**
62,571	UBS AG, 3.8%, due 11/03/05	62,571	**
62,571	UBS AG, 4.02%, due 12/01/05	62,571	**
90,103	Wells Fargo & Co., 3.96%, due 11/14/05	90,103	**
	Total Other Short-Term Investments	6,494,786
	Total Short-Term Investments (Cost: $6,596,128) (6.3%)	6,596,128
	Total Investments (Cost: $89,840,163) (101.3%)	105,816,188
	Liabilities in Excess of Other Assets (– 1.3%)	(1,389,952)
	Net Assets (100.0%)	$104,426,236

Notes to the Schedule of Investments:

ADR   -   American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Equities Fund

Investments by Industry*  October 31, 2005

Industry	Percentage of Net Assets
Aerospace/Defense	2.9%
Banking & Financial Services	18.1
Beverages, Food & Tobacco	1.9
Chemicals	4.2
Commercial Services	2.0
Computer Services	2.6
Computer Software	0.1
Electrical Equipment	3.3
Electronics	3.7
Foods, Hotels & Restaurants	0.5
Industrial—Diversified	6.8
Insurance	6.6
Media—Broadcasting & Publishing	2.1
Medical Supplies	1.6
Metals	3.0
Office Equipment & Supplies	2.3
Oil & Gas	18.6
Pharmaceuticals	1.7
Retail	7.3
Telecommunications	2.8
Transportation	2.1
Utilities	0.8
Short-Term Investments	6.3
Total	101.3%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Focused Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Aerospace/Defense (4.7% of Net Assets)
335	General Dynamics Corp.	$38,960
1,255	Northrop Grumman Corp.	67,331
	Total Aerospace/Defense	106,291
	Banking & Financial Services (15.0%)
2,350	Citigroup, Inc.	107,583
550	Goldman Sachs Group, Inc.	69,503
2,480	H&R Block, Inc.	61,653
2,700	J.P. Morgan Chase & Co., Inc.	98,874
	Total Banking & Financial Services	337,613
	Beverages, Food & Tobacco (3.8%)
2,660	Sysco Corp.	84,881
	Chemicals (3.8%)
1,480	Air Products & Chemicals, Inc.	84,715
	Commercial Services (4.0%)
2,700	Ecolab, Inc.	89,316
	Computer Services (3.0%)
2,090	Dell, Inc.	66,629	*
	Computer Software (0.2%)
395	Oracle Corp.	5,009	*
	Electrical Equipment (3.8%)
2,500	General Electric Co.	84,775
	Electronics (3.7%)
2,070	Intel Corp.	48,645
1,245	Texas Instruments, Inc.	35,545
	Total Electronics	84,190
	Industrial—Diversified (8.6%)
940	3M Co.	71,421
525	Danaher Corp.	27,352
3,560	Tyco International, Ltd.	93,948
	Total Industrial—Diversified	192,721
	Insurance (4.6%)
1,600	American International Group, Inc.	103,680
	Metals (2.0%)
295	Rio Tinto PLC (ADR)	45,023
	Office Equipment & Supplies (3.3%)
1,320	Avery Dennison Corp.	74,778
	Oil & Gas (22.9%)
950	Apache Corp.	60,638
1,590	Exxon Mobil Corp.	89,263
1,680	Halliburton Co.	99,288

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Focused Equities Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Oil & Gas (Continued)
1,170	Noble Corp.	$75,325
1,175	Schlumberger, Ltd.	106,655
1,472	Transocean, Inc.	84,625	*
	Total Oil & Gas	515,794
	Retail (8.1%)
550	Best Buy Co., Inc.	24,343
635	Costco Wholesale Corp.	30,709
1,920	Kohl's Corp.	92,410	*
1,965	The Gap, Inc.	33,955
	Total Retail	181,417
	Telecommunications (4.6%)
1,110	Motorola, Inc.	24,598
4,750	Nokia Oyj (ADR)	79,895
	Total Telecommunications	104,493
	Transportation (1.0%)
575	Norfolk Southern Corp.	23,115
	Utilities (1.7%)
735	Exelon Corp.	38,242
	Total Common Stock (Cost: $1,877,550) (98.8%)	2,222,682
Principal Amount	Short-Term Investments
$50,097	Investors Bank & Trust Depository Reserve, 2.76%	50,097
	Total Short-Term Investments (Cost: $50,097) (2.2%)	50,097
	Total Investments (Cost: $1,927,647) (101.0%)	2,272,779
	Liabilities in Excess of Other Assets (– 1.0%)	(22,265)
	Net Assets (100.0%)	$2,250,514

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Focused Equities Fund

Investments by Industry*

Industry	Percentage of Net Assets
Aerospace/Defense	4.7%
Banking & Financial Services	15.0
Beverages, Food & Tobacco	3.8
Chemicals	3.8
Commercial Services	4.0
Computer Services	3.0
Computer Software	0.2
Electrical Equipment	3.8
Electronics	3.7
Industrial—Diversified	8.6
Insurance	4.6
Metals	2.0
Office Equipment & Supplies	3.3
Oil & Gas	22.9
Retail	8.1
Telecommunications	4.6
Transportation	1.0
Utilities	1.7
Short-Term Investments	2.2
Total	101.0%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Growth Equities Fund

Schedule of Investments  October 31, 2005

Number of Shares	Common Stock	Value
	Advertising (1.6% of Net Assets)
12,550	Monster Worldwide, Inc.	$411,765	*
	Aerospace/Defense (1.4%)
12,900	Cogent, Inc.	342,495	*
	Banking & Financial Services (7.1%)
13,500	Commerce Bancorp, Inc.	411,345
24,700	E*TRADE Group, Inc.	458,185	*
13,350	SEI Investments Co.	517,980
8,500	Signature Bank	246,500	*
1,900	T. Rowe Price Group, Inc.	124,488
	Total Banking & Financial Services	1,758,498
	Biological Products (2.0%)
14,400	MedImmune, Inc.	503,712	*
	Commercial Services (18.0%)
12,200	Advisory Board Co.	588,650	*
6,400	Alliance Data Systems Corp.	227,584	*
11,300	Bright Horizons Family Solutions, Inc.	451,661	*
9,750	Corporate Executive Board Co.	805,740
4,550	Ctrip.com International, Ltd. (ADR)	261,761
23,200	Resources Connection, Inc.	662,360	*
25,400	Robert Half International, Inc.	936,752
5,000	SINA Corp.	126,750	*
4,900	Strayer Education, Inc.	438,599
	Total Commercial Services	4,499,857
	Computer Services (15.9%)
6,600	CheckFree Corp.	280,500	*
5,750	ChoicePoint, Inc.	242,995	*
17,600	Cognizant Technology Solutions Corp.	774,048	*
5,800	F5 Networks, Inc.	301,774	*
21,050	Salesforce.com, Inc.	526,039	*
4,400	Websense, Inc.	259,952	*
42,750	Yahoo!, Inc.	1,580,468	*
	Total Computer Services	3,965,776
	Computer Software (1.8%)
11,500	Navteq Corp.	449,880	*
	Electrical Equipment (1.1%)
8,600	Energy Conversion Devices, Inc.	266,084	*
	Electronics (4.2%)
9,900	Broadcom Corp.—Class A	420,354	*
6,325	Hittite Microwave Corp.	146,108	*
10,300	Marvell Technology Group, Ltd.	478,023	*
	Total Electronics	1,044,485

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Foods, Hotels & Restaurants (2.0%)
4,900	P.F. Chang's China Bistro, Inc.	$224,126	*
7,700	The Cheesecake Factory	264,264	*
	Total Foods, Hotels & Restaurants	488,390
	Healthcare (8.6%)
8,700	Affymetrix, Inc.	395,241	*
11,300	Express Scripts, Inc.	852,133	*
10,000	Genentech, Inc.	906,000	*
	Total Healthcare	2,153,374
	Heavy Machinery (3.1%)
23,500	Smith International, Inc.	761,400
	Industrial—Diversified (1.9%)
12,150	MSC Industrial Direct Co.	463,887
	Insurance (1.3%)
12,500	National Interstate Corp.	212,125
7,050	Universal American Financial Corp.	104,340	*
	Total Insurance	316,465
	Lodging (2.5%)
5,750	Four Seasons Hotels, Inc.	308,373
7,000	Wynn Resorts, Ltd.	326,760	*
	Total Lodging	635,133
	Medical Supplies (4.0%)
8,000	Foxhollow Technologies, Inc.	362,480	*
26,300	IntraLase Corp.	406,598	*
5,800	Kyphon, Inc.	232,522	*
	Total Medical Supplies	1,001,600
	Oil & Gas (7.1%)
11,000	BJ Services Co.	382,250
4,800	National-Oilwell Varco, Inc.	299,856	*
12,500	Plains Exploration & Production Co.	487,500	*
4,700	Ultra Petroleum Corp.	246,703	*
9,000	Whiting Petroleum Corp.	364,950	*
	Total Oil & Gas	1,781,259
	Pharmaceuticals (4.2%)
10,800	Cubist Pharmaceuticals, Inc.	218,268	*
12,250	Encysive Pharmaceuticals, Inc.	128,625	*
1,600	Invitrogen Corp.	101,744	*
7,950	Nektar Therapeutics	119,727	*
2,600	Neurocrine Biosciences, Inc.	137,332	*
12,950	Onyx Pharmaceuticals, Inc.	332,686	*
	Total Pharmaceuticals	1,038,382

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Growth Equities Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Retail (10.0%)
19,350	Amazon.com, Inc.	$771,678	*
8,100	Chico's FAS, Inc.	320,274	*
29,000	eBay, Inc.	1,148,400	*
8,600	Urban Outfitters, Inc.	243,638	*
	Total Retail	2,483,990
	Telecommunications (1.2%)
12,800	Juniper Networks, Inc.	298,624	*
	Total Common Stock (Cost: $20,456,695) (99.0%)	24,665,056
Principal Amount	Short-Term Investments
$149,531	Investors Bank & Trust Depository Reserve, 2.76%	149,531
	Total Short-Term Investments (Cost: $149,531) (0.6%)	149,531
	Total Investments (Cost: $20,606,226) (99.6%)	24,814,587
	Excess of Other Assets over Liabilities (0.4%)	110,151
	Net Assets (100.0%)	$24,924,738

  Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Growth Equities Fund

Investments by Industry*

Industry	Percentage of Net Assets
Advertising	1.6%
Aerospace/Defense	1.4
Banking & Financial Services	7.1
Biological Products	2.0
Commercial Services	18.0
Computer Services	15.9
Computer Software	1.8
Electrical Equipment	1.1
Electronics	4.2
Foods, Hotels & Restaurants	2.0
Healthcare	8.6
Heavy Machinery	3.1
Industrial—Diversified	1.9
Insurance	1.3
Lodging	2.5
Medical Supplies	4.0
Oil & Gas	7.1
Pharmaceuticals	4.2
Retail	10.0
Telecommunications	1.2
Short-Term Investments	0.6
Total	99.6%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Growth Insights Fund

Schedule of Investments  October 31, 2005

Number of Shares	Common Stock	Value
	Banking & Financial Services (5.4% of Net Assets)
729	Commerce Bancorp, Inc.	$22,213
980	Countrywide Financial Corp.	31,135
120	Legg Mason, Inc.	12,877
	Total Banking & Financial Services	66,225
	Beverages, Food & Tobacco (7.1%)
1,368	Sysco Corp.	43,653
2,505	Tyson Foods, Inc., Class A	44,589
	Total Beverages, Food & Tobacco	88,242
	Biological Products (1.5%)
390	Gilead Sciences, Inc.	18,427	*
	Computer Services (6.8%)
926	Foundry Networks, Inc.	11,047	*
120	Google, Inc., Class A	44,657	*
755	Yahoo!, Inc.	27,912	*
	Total Computer Services	83,616
	Computer Software (5.6%)
422	Electronic Arts, Inc.	24,003	*
1,415	Oracle Corp.	17,942	*
1,132	Symantec Corp.	26,998	*
	Total Computer Software	68,943
	Education (1.8%)
351	Apollo Group, Inc.	22,120	*
	Electrical Equipment (6.1%)
379	Analog Devices, Inc.	13,182
673	Applied Materials, Inc.	11,024
1,505	General Electric Co.	51,035
	Total Electrical Equipment	75,241
	Electronics (5.2%)
259	KLA-Tencor Corp.	11,989
370	Linear Technology Corp.	12,288
420	Marvell Technology Group, Ltd.	19,492	*
310	Maxim Integrated Products, Inc.	10,751
394	XILINX, Inc.	9,436
	Total Electronics	63,956
	Foods, Hotels & Restaurants (2.8%)
745	P.F. Chang's China Bistro, Inc.	34,076	*
	Healthcare (3.3%)
443	Genentech, Inc.	40,136	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Growth Insights Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Insurance (2.4%)
115	Progressive Corp.	$13,318
220	WellPoint, Inc.	16,430	*
	Total Insurance	29,748
	Investment Companies (8.7%)
2,140	Industrial Select Sector SPDR Fund (ETF)	63,622
940	Materials Select Sector SPDR Trust (ETF)	25,935
341	Vanguard Industrials VIPERs (ETF)	18,523
	Total Investment Companies	108,080
	Media—Broadcasting & Publishing (2.1%)
915	XM Satellite Radio Holdings, Inc.	26,379	*
	Medical Supplies (8.9%)
282	Allergan, Inc.	25,183
453	Foxhollow Technologies, Inc.	20,525	*
275	Kinetic Concepts, Inc.	9,872	*
561	Medtronic, Inc.	31,786
505	Varian Medical Systems, Inc.	23,008	*
	Total Medical Supplies	110,374
	Oil & Gas (3.1%)
325	Halliburton Co.	19,208
435	XTO Energy, Inc.	18,905
	Total Oil & Gas	38,113
	Pharmaceuticals (5.9%)
285	Cardinal Health, Inc.	17,815
345	Invitrogen Corp.	21,939	*
885	Teva Pharmaceutical Industries, Ltd. (ADR)	33,736
	Total Pharmaceuticals	73,490
	Retail (13.7%)
533	Amazon.com, Inc.	21,256	*
455	Blue Nile, Inc.	16,321	*
843	Chico's FAS, Inc.	33,332	*
420	eBay, Inc.	16,632	*
726	Tractor Supply Co.	35,211	*
1,020	Walgreen Co.	46,339
	Total Retail	169,091
	Telecommunications (8.9%)
315	American Tower Corp.	7,513	*
1,380	Andrew Corp.	14,656	*
1,240	Motorola, Inc.	27,478
845	Qualcomm, Inc.	33,597
438	Research In Motion, Ltd.	26,933	*
	Total Telecommunications	110,177

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Growth Insights Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Transportation (0.9%)
150	United Parcel Service, Inc., Class B	$10,941
	Total Common Stock (Cost: $1,044,184) (100.2%)	1,237,375
Principal Amount	Short-Term Investments
$24,795	Investors Bank & Trust Depository Reserve, 2.76%	24,795
	Total Short-Term Investments (Cost: $24,795) (2.0%)	24,795
	Total Investments (Cost: $1,068,979) (102.2%)	1,262,170
	Liabilities in Excess of Other Assets (– 2.2%)	(26,706)
	Net Assets (100.0%)	$1,235,464

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

ETF  -  Exchange Traded Fund.

  *  Non-income producing.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Growth Insights Fund

Investments by Industry*

Industry	Percentage of Net Assets
Banking & Financial Services	5.4%
Beverages, Food & Tobacco	7.1
Biological Products	1.5
Computer Services	6.8
Computer Software	5.6
Education	1.8
Electrical Equipment	6.1
Electronics	5.2
Foods, Hotels & Restaurants	2.8
Healthcare	3.3
Insurance	2.4
Investment Companies	8.7
Media—Broadcasting & Publishing	2.1
Medical Supplies	8.9
Oil & Gas	3.1
Pharmaceuticals	5.9
Retail	13.7
Telecommunications	8.9
Transportation	0.9
Short-Term Investments	2.0
Total	102.2%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Large Cap Core Fund

Schedule of Investments  October 31, 2005

Number of Shares	Common Stock	Value
	Aerospace/Defense (4.0% of Net Assets)
5,040	Boeing Co.	$325,786
935	General Dynamics Corp.	108,740
	Total Aerospace/Defense	434,526
	Automotive (1.0%)
2,250	Harley-Davidson, Inc.	111,442
	Banking & Financial Services (13.4%)
6,260	Citigroup, Inc.	286,583
7,500	Commerce Bancorp, Inc.	228,525
7,210	Countrywide Financial Corp.	229,062
2,205	Franklin Resources, Inc.	194,856
4,700	J.P. Morgan Chase & Co., Inc.	172,114
9,400	MBNA Corp.	240,358
1,900	SLM Corp.	105,507
	Total Banking & Financial Services	1,457,005
	Beverages, Food & Tobacco (5.3%)
2,455	Altria Group, Inc.	184,248
3,580	Coca-Cola Co. (The)	153,152
2,455	General Mills, Inc.	118,478
7,100	Tyson Foods, Inc., Class A	126,380
	Total Beverages, Food & Tobacco	582,258
	Biological Products (1.8%)
2,655	Amgen, Inc.	201,143	*
	Chemicals (1.5%)
2,215	Dow Chemical Co.	101,580
1,335	Praxair, Inc.	65,962
	Total Chemicals	167,542
	Commercial Services (1.4%)
4,500	R.R. Donnelley & Sons Co.	157,590
	Computer Services (4.9%)
3,570	Dell, Inc.	113,812	*
1,900	Infosys Technologies, Limited (ADR)	129,200
7,720	Yahoo!, Inc.	285,408	*
	Total Computer Services	528,420
	Computer Software (5.8%)
1,555	Electronic Arts, Inc.	88,448	*
6,820	Microsoft Corp.	175,274
11,400	Oracle Corp.	144,552	*
9,410	Symantec Corp.	224,428	*
	Total Computer Software	632,702

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Large Cap Core Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Cosmetics & Household Products (2.6%)
3,940	Estee Lauder Companies, Inc. (The)	$130,690
2,675	Procter & Gamble Co.	149,773
	Total Cosmetics & Household Products	280,463
	Electrical Equipment (2.0%)
6,350	General Electric Co.	215,329
	Electronics (1.4%)
6,260	Intel Corp.	147,110
	Healthcare (3.6%)
3,170	Express Scripts, Inc.	239,050	*
2,455	Johnson & Johnson, Inc.	153,732
	Total Healthcare	392,782
	Industrial—Diversified (1.7%)
6,940	Tyco International, Ltd.	183,147
	Insurance (6.7%)
3,250	American International Group, Inc.	210,600
6,040	Axis Capital Holdings, Ltd.	156,617
4,100	Health Net, Inc.	192,044	*
1,455	Progressive Corp.	168,504
	Total Insurance	727,765
	Media—Broadcasting & Publishing (1.2%)
4,570	Comcast Corp., Special Class A	125,264	*
	Medical Supplies (3.9%)
2,275	Allergan, Inc.	203,158
4,560	St. Jude Medical, Inc.	219,199	*
	Total Medical Supplies	422,357
	Metals (1.3%)
1,335	Newmont Mining Corp.	56,871
2,455	United States Steel Corp.	89,681
	Total Metals	146,552
	Oil & Gas (9.7%)
3,240	Exxon Mobil Corp.	181,894
3,790	Peabody Energy Corp.	296,226
3,420	Transocean, Inc.	196,616	*
3,580	Valero Energy Corp.	376,759
	Total Oil & Gas	1,051,495
	Pharmaceuticals (2.8%)
2,675	Cardinal Health, Inc.	167,214
2,795	Lilly (Eli) & Co.	139,163
	Total Pharmaceuticals	306,377

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Large Cap Core Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Real Estate (2.6%)
9,060	Equity Office Properties Trust (REIT)	$279,048
	Restaurants (1.1%)
3,760	Darden Restaurants, Inc.	121,899
	Retail (9.1%)
2,040	Amazon.com, Inc.	81,355	*
3,000	Chico's FAS, Inc.	118,620	*
7,900	CVS Corp.	192,839
4,130	eBay, Inc.	163,548	*
4,700	Kohl's Corp.	226,211	*
7,500	OfficeMax, Inc.	210,150
	Total Retail	992,723
	Telecommunications (4.7%)
1,460	Alltel Corp.	90,316
3,575	Juniper Networks, Inc.	83,405	*
6,820	Qualcomm, Inc.	271,163
2,115	Verizon Communications, Inc.	66,644
	Total Telecommunications	511,528
	Telephone Communications, exc. Radio (1.4%)
12,520	Citizens Communications Co.	153,245
	Transportation (1.8%)
4,860	Canadian Pacific Railway, Ltd.	200,572
	Utilities (3.6%)
5,100	Exelon Corp.	265,353
3,575	Southern Co. (The)	125,089
	Total Utilities	390,442
	Total Common Stock (Cost: $10,084,509) (100.3%)	10,920,726
Principal Amount	Short-Term Investments
$12,650	Investors Bank & Trust Depository Reserve, 2.76%	12,650
	Total Short-Term Investments (Cost: $12,650) (0.1%)	12,650
	Total Investments (Cost: $10,097,159) (100.4%)	10,933,376
	Liabilities in Excess of Other Assets (– 0.4%)	(45,810)
	Net Assets (100.0%)	$10,887,566

  Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

REIT  -  Real Estate Investment Trust.

  *  Non-income producing.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Large Cap Core Fund

Investments by Industry*

Industry	Percentage of Net Assets
Aerospace/Defense	4.0%
Automotive	1.0
Banking & Financial Services	13.4
Beverages, Food & Tobacco	5.3
Biological Products	1.8
Chemicals	1.5
Commercial Services	1.4
Computer Services	4.9
Computer Software	5.8
Cosmetics & Household Products	2.6
Electrical Equipment	2.0
Electronics	1.4
Healthcare	3.6
Industrial—Diversified	1.7
Insurance	6.7
Media—Broadcasting & Publishing	1.2
Medical Supplies	3.9
Metals	1.3
Oil & Gas	9.7
Pharmaceuticals	2.8
Real Estate	2.6
Restaurants	1.1
Retail	9.1
Telecommunications	4.7
Telephone Communications, exc. Radio	1.4
Transportation	1.8
Utilities	3.6
Short-Term Investments	0.1
Total	100.4%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Large Cap Growth Fund

Schedule of Investments  October 31, 2005

Number of Shares	Common Stock	Value
	Automotive (2.0% of Net Assets)
400	ITT Industries, Inc.	$40,640
	Banking & Financial Services (11.1%)
600	American Express Co.	29,862
120	Ameriprise Financial, Inc.	4,466	*
1,000	Countrywide Financial Corp.	31,770
400	Goldman Sachs Group, Inc.	50,548
1,200	SLM Corp.	66,636
550	T. Rowe Price Group, Inc.	36,036
	Total Banking & Financial Services	219,318
	Biological Products (2.9%)
750	Amgen, Inc.	56,820	*
	Building Materials (2.1%)
700	Lowe's Companies, Inc.	42,539	†
	Chemicals (2.1%)
650	Monsanto Co.	40,956
	Computer Services (15.4%)
2,250	Cisco Systems, Inc.	39,262	*
1,300	Cognizant Technology Solutions Corp.	57,174	*
1,500	Dell, Inc.	47,820	*
150	Google, Inc., Class A	55,821	*
2,050	Network Appliance, Inc.	56,088	*
1,350	Yahoo!, Inc.	49,909	*
	Total Computer Services	306,074
	Computer Software (2.4%)
220	Oracle Corp.	2,790	*
1,924	Symantec Corp.	45,887	*
	Total Computer Software	48,677
	Cosmetics & Household Products (5.2%)
1,832	Procter & Gamble Co.	102,574
	Electronics (4.2%)
2,000	Intel Corp.	47,000
1,500	XILINX, Inc.	35,925
	Total Electronics	82,925
	Healthcare (12.9%)
650	Celgene Corp.	36,465	*†
950	Express Scripts, Inc.	71,639	*†
700	Genentech, Inc.	63,420	*
1,350	Johnson & Johnson, Inc.	84,537
	Total Healthcare	256,061

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Large Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Home Construction, Furnishings & Appliances (1.4%)
750	Pulte Homes, Inc.	$28,343	†
	Industrial—Diversified (0.9%)
650	Tyco International, Ltd.	17,154
	Insurance (10.5%)
650	American International Group, Inc.	42,120
1,500	UnitedHealth Group, Inc.	86,835
1,050	WellPoint, Inc.	78,414	*
	Total Insurance	207,369
	Medical Supplies (6.2%)
700	Medtronic, Inc.	39,662	†
1,750	St. Jude Medical, Inc.	84,123	*
	Total Medical Supplies	123,785
	Oil & Gas (5.5%)
700	Exxon Mobil Corp.	39,298
500	Weatherford International, Ltd.	31,300	*
1,700	Williams Companies, Inc.	37,910
	Total Oil & Gas	108,508
	Pharmaceuticals (1.5%)
400	Genzyme Corp.	28,920	*
	Retail (7.4%)
550	Costco Wholesale Corp.	26,598
2,300	CVS Corp.	56,143
600	eBay, Inc.	23,760	*
850	Wal-Mart Stores, Inc.	40,214
	Total Retail	146,715
	Telecommunications (5.0%)
600	Juniper Networks, Inc.	13,998	*
2,150	Qualcomm, Inc.	85,484
	Total Telecommunications	99,482
	Transportation (1.5%)
600	Carnival Corp.	29,802
	Total Common Stock (Cost: $1,925,774) (100.2%)	1,986,662
	Short-Term Investments
	Money Market Investments (0.4%)
3,129	BGI Institutional Money Market Fund, 3.923%	3,129	**
2,069	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	2,069	**
3,180	Merrimac Cash Fund—Premium Class, 3.7%	3,180	**
	Total Money Market Investments	8,378

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Large Cap Growth Fund

  October 31, 2005

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (11.0%)
$2,064	Bank of America, 3.77%, due 01/17/06	$2,064	**
4,138	Bank of Montreal, 3.79%, due 11/01/05	4,138	**
4,138	Barclays Bank PLC, 3.891%, due 01/17/06	4,138	**
2,069	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	2,069	**
725	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	724	**
5,173	BNP Paribas, 4.01%, due 12/13/05	5,173	**
5,173	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	5,173	**
5,176	CIESCO, 4.003%, due 11/03/05	5,173	**
5,157	Compass Securitization LLC, 3.882%, due 11/09/05	5,141	**
10,345	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	10,345	**
1,035	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	1,035	**
4,138	Deutsche Bank, 3.8%, due 11/02/05	4,138	**
6,190	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	6,166	**
6,188	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	6,163	**
5,173	Fortis Bank, 3.85%, due 11/03/05	5,173	**
5,173	Fortis Bank, 4.01%, due 11/28/05	5,173	**
8,319	General Electric Capital Corp., 3.96%, due 12/05/05	8,276	**
15,518	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	15,518	**
5,156	Greyhawk Funding, 3.943%, due 11/17/05	5,139	**
5,173	Harris Trust & Savings Bank, 3.795%, due 11/04/05	5,173	**
3,104	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	3,104	**
26,262	Investors Bank & Trust Depository Reserve, 2.76%	26,262
6,194	Lexington Parker Capital, 3.952%, due 11/16/05	6,175	**
9,886	Merrill Lynch & Co., 4.053%, due 11/1/05	9,886	**
6,227	Park Avenue Receivables Corp., 3.933%, due 11/17/05	6,207	**
4,154	Park Avenue Receivables Corp., 4.015%, due 11/29/05	4,138	**
5,188	Prefco, 3.932%, due 11/15/05	5,173	**
4,151	Prefco, 4.013%, due 11/23/05	4,138	**
3,117	Prefco, 4.037%, due 12/05/05	3,104	**
3,107	Sheffield Receivables Corp., 4.005%, due 11/08/05	3,104	**
8,276	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	8,276	**
13,093	Svenska Handlesbanken, 4.031%, due 11/01/05	13,093	**
5,173	UBS AG, 3.8%, due 11/03/05	5,173	**
5,173	UBS AG, 4.02%, due 12/01/05	5,173	**
7,448	Wells Fargo & Co., 3.96%, due 11/14/05	7,448	**
	Total Other Short-Term Investments	216,546
	Total Short-Term Investments (Cost: $224,924) (11.4%)	224,924
	Total Investments (Cost: $2,150,698) (111.6%)	2,211,586
	Liabilities in Excess of Other Assets (– 11.6%)	(229,361)
	Net Assets (100.0%)	$1,982,225

Notes to the Schedule of Investments:

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Large Cap Growth Fund

Investments by Industry*

Industry	Percentage of Net Assets
Automotive	2.0%
Banking & Financial Services	11.1
Biological Products	2.9
Building Materials	2.1
Chemicals	2.1
Computer Services	15.4
Computer Software	2.4
Cosmetics & Household Products	5.2
Electronics	4.2
Healthcare	12.9
Home Construction, Furnishings & Appliances	1.4
Industrial—Diversified	0.9
Insurance	10.5
Medical Supplies	6.2
Oil & Gas	5.5
Pharmaceuticals	1.5
Retail	7.4
Telecommunications	5.0
Transportation	1.5
Short-Term Investments	11.4
Total	111.6%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Opportunity Fund

Schedule of Investments  October 31, 2005

Number of Shares	Common Stock		Value
	Automotive (2.1% of Net Assets)
35,800	Federal Signal Corp.		$580,676
14,000	Lear Corp.		426,440	†
20,200	Superior Industries International, Inc.		411,070	†
24,200	Tenneco Automotive, Inc.		399,784	*
	Total Automotive		1,817,970
	Banking & Financial Services (5.6%)
10,300	Accredited Home Lenders Holding Co.		372,242	*†
110,900	Bank Mutual Corp.		1,148,924
19,000	Cohen & Steers, Inc.		351,120
101,200	Equity Inns, Inc.		1,319,648
57,468	Partners Trust Financial Group, Inc.		669,502
15,950	PFF Bancorp, Inc.		479,138
16,800	South Financial Group, Inc.		463,176
	Total Banking & Financial Services		4,803,750
	Beverages, Food & Tobacco (3.0%)
60,500	Tasty Baking Co.		490,050
49,000	The Hain Celestial Group, Inc.		946,680	*
108,070	Wild Oats Markets, Inc.		1,201,738	*†
	Total Beverages, Food & Tobacco		2,638,468
	Chemicals (1.4%)
65,900	Calgon Carbon Corp.		359,155	†
56,900	Chemtura Corp.		608,830
11,700	Spartech Corp.		221,949
	Total Chemicals		1,189,934
	Commercial Services (4.8%)
63,000	Allied Waste Industries, Inc.		512,820	*†
106,900	BearingPoint, Inc.		750,438	*
82,600	Ikon Office Solutions, Inc.		824,348
61,800	On Assignment, Inc.		525,918	*
5,500	Washington Group International, Inc.		273,350	*†
94,800	Wind River Systems, Inc.		1,241,880	*
	Total Commercial Services		4,128,754
	Computer Services (3.1%)
184,300	3	Com Corp.	709,555	*
150,600	Maxtor Corp.		527,100	*
221,900	Solectron Corp.		783,307	*†
18,500	Tech Data Corp.		640,840	*
	Total Computer Services		2,660,802
	Computer Software (4.3%)
46,500	Echelon Corp.		360,375	*
157,000	NetIQ Corp.		1,882,430	*
15,099	Take-Two Interactive Software, Inc.		311,794	*†
50,000	THQ, Inc.		1,159,000	*†
	Total Computer Software		3,713,599

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Opportunity Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Electric Utilities (2.2%)
39,100	Avista Corp.	$685,032
300,900	Calpine Corp.	716,142	*†
15,700	NorthWestern Corp.	467,075
	Total Electric Utilities	1,868,249
	Electrical Equipment (1.7%)
134,200	FuelCell Energy, Inc.	1,175,592	*†
56,900	GrafTech International, Ltd.	278,810	*
	Total Electrical Equipment	1,454,402
	Electronics (3.5%)
55,100	Fairchild Semiconductor International, Inc.	848,540	*
30,300	Herley Industries, Inc.	512,373	*
38,900	Intersil Corp., Class A	885,364
75,000	Nanometrics, Inc.	776,250	*†
	Total Electronics	3,022,527
	Entertainment & Leisure (0.9%)
118,500	Atari, Inc.	154,050	*
86,800	Six Flags, Inc.	641,452	*†
	Total Entertainment & Leisure	795,502
	Healthcare (7.1%)
154,300	Eclipsys Corp.	2,468,800	*
76,600	Human Genome Sciences, Inc.	639,610	*†
37,700	Kindred Healthcare, Inc.	1,055,600	*
14,600	Manor Care, Inc.	543,850
16,600	Matria Healthcare, Inc.	556,598	*
24,000	United Surgical Partners, Inc.	860,400	*
	Total Healthcare	6,124,858
	Heavy Machinery (0.6%)
46,600	NN, Inc.	488,834
	Industrial—Diversified (4.8%)
61,500	AGCO Corp.	983,385	*
90,700	Lindsay Manufacturing Co.	1,863,885
161,100	Mattson Technology, Inc.	1,271,079	*
	Total Industrial—Diversified	4,118,349
	Insurance (6.1%)
27,900	Bristol West Holdings, Inc.	537,912
45,300	Donegal Group, Inc., Class A	1,003,848
28,100	HealthExtras, Inc.	591,505	*
38,200	Max Reinsurance Capital, Ltd.	913,362
79,600	Phoenix Companies, Inc.	1,030,820	†
12,000	The PMI Group, Inc.	478,560
9,200	WellChoice, Inc.	695,980	*
	Total Insurance	5,251,987

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Opportunity Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Machinery (2.0%)
90,624	Brooks Automation, Inc.	$1,061,207	*†
14,850	Joy Global, Inc.	681,170
	Total Machinery	1,742,377
	Media—Broadcasting & Publishing (3.1%)
60,000	4 Kids Entertainment, Inc.	1,023,600	*†
124,900	Mediacom Communications Corp.	725,669	*
63,300	Readers Digest Association, Inc.	969,756
	Total Media—Broadcasting & Publishing	2,719,025
	Medical & Bio-Technology (0.6%)
69,800	NovaMed, Inc.	488,670	*
	Medical Supplies (4.5%)
14,900	American Medical Systems Holdings, Inc.	243,615	*
26,600	Andrx Corp.	411,502	*
178,700	Exact Sciences Corp.	318,086	*
69,500	Synovis Life Technologies, Inc.	626,195	*
117,800	Thoratec Corp.	2,330,084	*†
	Total Medical Supplies	3,929,482
	Metals (4.1%)
18,800	Allegheny Technologies, Inc.	539,748
8,450	Alliant Techsystems, Inc.	593,359	*
78,700	Shaw Group, Inc.	2,109,160	*
29,900	USEC, Inc.	299,000
	Total Metals	3,541,267
	Oil & Gas (2.9%)
9,300	FMC Technologies, Inc.	339,078	*
27,700	Key Energy Services, Inc.	374,573	*
17,800	Newpark Resources, Inc.	144,180	*
7,300	Oceaneering International, Inc.	351,276	*
46,900	Pride International, Inc.	1,316,483	*
	Total Oil & Gas	2,525,590
	Paper & Forest Products (1.7%)
28,400	Buckeye Technologies, Inc.	213,000	*
50,800	P.H. Glatfelter Co.	690,372
32,700	Smurfit-Stone Container Corp.	345,312	*
5,800	Temple-Inland, Inc.	213,614
	Total Paper & Forest Products	1,462,298
	Pharmaceuticals (4.9%)
35,000	Albany Molecular Research, Inc.	469,000	*
20,200	Alpharma, Inc., Class A	502,778
180,600	Arena Pharmaceuticals, Inc.	1,878,240	*†
39,190	BioScrip, Inc.	235,140	*
15,300	Cephalon, Inc.	697,527	*†
18,200	Par Pharmaceutical Companies, Inc.	471,016	*†
	Total Pharmaceuticals	4,253,701

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Opportunity Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Pollution Control (1.0%)
58,500	Tetra Tech, Inc.	$903,240	*
	Radio Telephone Communications (0.7%)
88,600	Dobson Communications Corp., Class A	645,894	*
	Real Estate (2.3%)
38,500	Affordable Residential Communities, Inc. (REIT)	384,615	†
24,500	American Financial Realty Trust (REIT)	301,595
32,800	Crescent Real Estate Equities Co. (REIT)	654,360	†
22,200	Medical Properties Trust, Inc. (REIT)	198,468
37,300	Spirit Finance Corp. (REIT)	418,506
	Total Real Estate	1,957,544
	Restaurants (2.4%)
25,300	California Pizza Kitchen, Inc.	809,853	*
39,900	Darden Restaurants, Inc.	1,293,558
	Total Restaurants	2,103,411
	Retail (5.1%)
14,400	Borders Group, Inc.	282,672
15,443	GameStop Corp.—Class A	547,918	*†
38,400	Gymboree Corp.	679,680	*
34,000	Longs Drug Stores Corp.	1,418,140
12,600	Saks, Inc.	228,690	*
44,800	Too, Inc.	1,272,768	*
	Total Retail	4,429,868
	Telecommunications (2.5%)
72,000	Arris Group, Inc.	595,440	*
191,400	Cincinnati Bell, Inc.	757,944	*
33,400	Nextel Partners, Inc.	840,010	*
	Total Telecommunications	2,193,394
	Textiles, Clothing & Fabrics (2.5%)
82,300	Interface, Inc., Class A	635,356	*
66,600	Warnaco Group, Inc.	1,510,488	*
	Total Textiles, Clothing & Fabrics	2,145,844
	Transportation (5.2%)
87,200	Continental Airlines, Inc., Class B	1,129,240	*†
65,800	Fleetwood Enterprises, Inc.	727,090	*
12,900	Kirby Corp.	666,543	*
72,100	Wabtec Corp.	1,961,120
	Total Transportation	4,483,993
	Total Common Stock (Cost: $70,627,003) (96.7%)	83,603,583
	Short-Term Investments
	Money Market Investments (0.9%)
289,718	BGI Institutional Money Market Fund, 3.923%	289,718	**
191,589	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	191,589	**
294,443	Merrimac Cash Fund—Premium Class, 3.7%	294,443	**
	Total Money Market Investments	775,750

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Opportunity Fund

  October 31, 2005

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (21.5%)
$191,591	Bank of America, 3.77%, due 01/17/06	$191,591	**
383,178	Bank of Montreal, 3.79%, due 11/01/05	383,178	**
383,178	Barclays Bank PLC, 3.891%, due 01/17/06	383,178	**
191,589	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	191,589	**
67,159	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	67,056	**
478,973	BNP Paribas, 4.01%, due 12/13/05	478,973	**
478,973	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	478,973	**
479,293	CIESCO, 4.003%, due 11/03/05	478,973	**
477,527	Compass Securitization LLC, 3.882%, due 11/09/05	476,090	**
957,946	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	957,946	**
95,795	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	95,795	**
383,178	Deutsche Bank, 3.8%, due 11/02/05	383,178	**
573,021	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	570,936	**
573,229	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	570,723	**
478,973	Fortis Bank, 3.85%, due 11/03/05	478,973	**
478,973	Fortis Bank, 4.01%, due 11/28/05	478,973	**
770,319	General Electric Capital Corp., 3.96%, due 12/05/05	766,357	**
1,436,919	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	1,436,919	**
477,399	Greyhawk Funding, 3.943%, due 11/17/05	475,836	**
478,973	Harris Trust & Savings Bank, 3.795%, due 11/04/05	478,973	**
287,384	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	287,384	**
962,925	Investors Bank & Trust Depository Reserve, 2.76%	962,925
573,590	Lexington Parker Capital, 3.952%, due 11/16/05	571,832	**
915,387	Merrill Lynch & Co., 4.053%, due 11/1/05	915,387	**
576,651	Park Avenue Receivables Corp., 3.933%, due 11/17/05	574,768	**
384,631	Park Avenue Receivables Corp., 4.015%, due 11/29/05	383,178	**
480,438	Prefco, 3.932%, due 11/15/05	478,973	**
384,417	Prefco, 4.013%, due 11/23/05	383,178	**
288,608	Prefco, 4.037%, due 12/05/05	287,384	**
287,736	Sheffield Receivables Corp., 4.005%, due 11/08/05	287,384	**
766,357	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	766,357	**
1,212,381	Svenska Handlesbanken, 4.031%, due 11/01/05	1,212,381	**
478,973	UBS AG, 3.8%, due 11/03/05	478,973	**
478,973	UBS AG, 4.02%, due 12/01/05	478,973	**
689,721	Wells Fargo & Co., 3.96%, due 11/14/05	689,721	**
	Total Other Short-Term Investments	18,583,008
	Total Short-Term Investments (Cost: $19,358,758) (22.4%)	19,358,758
	Total Investments (Cost: $89,985,761) (119.1%)	102,962,341
	Liabilities in Excess of Other Assets (– 19.1%)	(16,507,819)
	Net Assets (100.0%)	$86,454,522

Notes to the Schedule of Investments:

REIT   -   Real Estate Investment Trust.

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Opportunity Fund

Investments by Industry*

Industry	Percentage of Net Assets
Automotive	2.1%
Banking & Financial Services	5.6
Beverages, Food & Tobacco	3.0
Chemicals	1.4
Commercial Services	4.8
Computer Services	3.1
Computer Software	4.3
Electric Utilities	2.2
Electrical Equipment	1.7
Electronics	3.5
Entertainment & Leisure	0.9
Healthcare	7.1
Heavy Machinery	0.6
Industrial—Diversified	4.8
Insurance	6.1
Machinery	2.0
Media—Broadcasting & Publishing	3.1
Medical & Bio-Technology	0.6
Medical Supplies	4.5
Metals	4.1
Oil & Gas	2.9
Paper & Forest Products	1.7
Pharmaceuticals	4.9
Pollution Control	1.0
Radio Telephone Communications	0.7
Real Estate	2.3
Restaurants	2.4
Retail	5.1
Telecommunications	2.5
Textiles, Clothing & Fabrics	2.5
Transportation	5.2
Short-Term Investments	22.4
Total	119.1%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Select Equities Fund

Schedule of Investments  October 31, 2005

Number of Shares	Common Stock	Value
	Banking & Financial Services (2.9% of Net Assets)
3,947,670	Commerce Bancorp, Inc.	$120,285,505	†
	Biological Products (3.8%)
2,110,623	Amgen, Inc.	159,900,798	*†
	Computer Services (22.4%)
4,359,895	Cisco Systems, Inc.	76,080,168	*
3,799,325	Dell, Inc.	121,122,481	*
567,800	Google, Inc., Class A	211,301,092	*†
6,981,745	Network Appliance, Inc.	191,020,543	*
1,114,805	Salesforce.com, Inc.	27,858,977	*†
8,551,570	Yahoo!, Inc.	316,151,543	*
	Total Computer Services	943,534,804
	Computer Software (6.3%)
3,193,070	Adobe Systems, Inc.	102,976,507	†
2,863,100	Electronic Arts, Inc.	162,853,128	*
	Total Computer Software	265,829,635
	Education (3.4%)
2,269,440	Apollo Group, Inc.	143,020,109	*†
	Electrical Equipment (1.7%)
2,146,075	General Electric Co.	72,773,403
	Electronics (4.5%)
2,964,217	Maxim Integrated Products, Inc.	102,799,046
3,694,986	XILINX, Inc.	88,494,915	†
	Total Electronics	191,293,961
	Food Retailers (3.3%)
4,868,800	Starbucks Corp.	137,689,664	*
	Healthcare (6.8%)
3,180,536	Genentech, Inc.	288,156,562	*
	Insurance (14.6%)
1,008,166	AFLAC, Inc.	48,170,171
1,048,353	American International Group, Inc.	67,933,274
4,288,852	Progressive Corp.	496,691,950	†
	Total Insurance	612,795,395
	Media—Broadcasting & Publishing (5.7%)
1,868,308	Pixar, Inc.	94,779,265	*†
5,074,201	XM Satellite Radio Holdings, Inc.	146,289,215	*†
	Total Media—Broadcasting & Publishing	241,068,480
	Medical Supplies (2.4%)
2,180,700	Varian Medical Systems, Inc.	99,352,692	*†
	Retail (17.2%)
7,516,868	Amazon.com, Inc.	299,772,696	*†
7,817,028	eBay, Inc.	309,554,309	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Select Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Retail (Continued)
2,032,173	Walgreen Co.	$92,321,619	†
490,844	Wal-Mart Stores, Inc.	23,221,830	†
	Total Retail	724,870,454
	Telecommunications (4.9%)
5,229,496	Qualcomm, Inc.	207,924,761
	Total Common Stock (Cost: $3,212,822,495) (99.9%)	4,208,496,223
	Short-Term Investments
	Money Market Investments (0.6%)
9,273,852	BGI Institutional Money Market Fund, 3.923%	9,273,852	**
6,132,756	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	6,132,756	**
9,425,105	Merrimac Cash Fund—Premium Class, 3.7%	9,425,105	**
	Total Money Market Investments	24,831,713
Principal Amount
	Other Short-Term Investments (13.5%)
$6,132,755	Bank of America, 3.77%, due 01/17/06	6,132,755	**
12,265,510	Bank of Montreal, 3.79%, due 11/01/05	12,265,510	**
12,265,510	Barclays Bank PLC, 3.891%, due 01/17/06	12,265,510	**
6,132,755	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	6,132,755	**
2,149,741	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	2,146,464	**
15,331,887	BNP Paribas, 4.01%, due 12/13/05	15,331,887	**
15,331,887	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	15,331,887	**
15,342,115	CIESCO, 4.003%, due 11/03/05	15,331,887	**
15,285,599	Compass Securitization LLC, 3.882%, due 11/09/05	15,239,589	**
30,663,774	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	30,663,774	**
3,066,377	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	3,066,377	**
12,265,510	Deutsche Bank, 3.8%, due 11/02/05	12,265,510	**
18,349,005	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	18,275,609	**
18,342,348	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	18,268,795	**
15,331,887	Fortis Bank, 3.85%, due 11/03/05	15,331,887	**
15,331,887	Fortis Bank, 4.01%, due 11/28/05	15,331,887	**
24,657,857	General Electric Capital Corp., 3.96%, due 12/05/05	24,531,019	**
45,995,661	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	45,995,661	**
15,281,510	Greyhawk Funding, 3.943%, due 11/17/05	15,231,463	**
15,331,887	Harris Trust & Savings Bank, 3.795%, due 11/04/05	15,331,887	**
9,199,132	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	9,199,132	**
3,179,902	Investors Bank & Trust Depository Reserve, 2.76%	3,179,902
18,360,562	Lexington Parker Capital, 3.952%, due 11/16/05	18,304,297	**
29,301,475	Merrill Lynch & Co., 4.053%, due 11/1/05	29,301,475	**
18,458,562	Park Avenue Receivables Corp., 3.933%, due 11/17/05	18,398,264	**
12,312,022	Park Avenue Receivables Corp., 4.015%, due 11/29/05	12,265,510	**
15,378,775	Prefco, 3.932%, due 11/15/05	15,331,887	**
12,305,160	Prefco, 4.013%, due 11/23/05	12,265,510	**
9,238,334	Prefco, 4.037%, due 12/05/05	9,199,132	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Select Equities Fund

  October 31, 2005

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$9,210,389	Sheffield Receivables Corp., 4.005%, due 11/08/05	$9,199,132	**
24,531,019	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	24,531,019	**
38,808,201	Svenska Handlesbanken, 4.031%, due 11/01/05	38,808,201	**
15,331,887	UBS AG, 3.8%, due 11/03/05	15,331,887	**
15,331,887	UBS AG, 4.02%, due 12/01/05	15,331,887	**
22,077,917	Wells Fargo & Co., 3.96%, due 11/14/05	22,077,917	**
	Total Other Short-Term Investments	567,197,265
	Total Short-Term Investments (Cost: $592,028,978) (14.1%)	592,028,978
	Total Investments (Cost: $3,804,851,473) (114.0%)	4,800,525,201
	Liabilities in Excess of Other Assets (– 14.0%)	(588,858,253)
	Net Assets (100.0%)	$4,211,666,948

Notes to the Schedule of Investments:

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Select Equities Fund

Investments by Industry*

Industry	Percentage of Net Assets
Banking & Financial Services	2.9%
Biological Products	3.8
Computer Services	22.4
Computer Software	6.3
Education	3.4
Electrical Equipment	1.7
Electronics	4.5
Food Retailers	3.3
Healthcare	6.8
Insurance	14.6
Media—Broadcasting & Publishing	5.7
Medical Supplies	2.4
Retail	17.2
Telecommunications	4.9
Short-Term Investments	14.1
Total	114.0%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Small Cap Growth Fund

Schedule of Investments  October 31, 2005

Number of Shares	Common Stock	Value
	Advertising (2.3% of Net Assets)
22,600	Monster Worldwide, Inc.	$741,506	*
24,510	Ventiv Health, Inc.	618,632	*
	Total Advertising	1,360,138
	Aerospace/Defense (2.0%)
44,420	Cogent, Inc.	1,179,351	*†
	Banking & Financial Services (4.8%)
24,300	East West Bancorp, Inc.	930,447
14,700	SEI Investments Co.	570,360
45,830	Signature Bank	1,329,070	*
	Total Banking & Financial Services	2,829,877
	Chemicals (0.7%)
78,900	Calgon Carbon Corp.	430,005	†
	Commercial Services (19.6%)
23,800	Advisory Board Co.	1,148,350	*
26,400	Alliance Data Systems Corp.	938,784	*†
31,100	Bright Horizons Family Solutions, Inc.	1,243,067	*
36,725	Corporate Executive Board Co.	3,034,954
21,300	Ctrip.com International, Ltd. (ADR)	1,225,389
49,460	Resources Connection, Inc.	1,412,083	*
47,800	SINA Corp.	1,211,730	*†
14,100	Strayer Education, Inc.	1,262,091	†
	Total Commercial Services	11,476,448
	Computer Services (13.9%)
16,200	CheckFree Corp.	688,500	*
19,800	ChoicePoint, Inc.	836,748	*
37,900	Cognizant Technology Solutions Corp.	1,666,842	*
19,800	F5 Networks, Inc.	1,030,194	*
6,320	Kanbay International, Inc.	92,146	*
15,800	Macromedia, Inc.	693,936	*
8,000	Netease.com, Inc. (ADR)	610,160	*†
35,100	Salesforce.com, Inc.	877,149	*†
23,200	SRA International, Inc., Class A	761,424	*
14,700	Websense, Inc.	868,476	*
	Total Computer Services	8,125,575
	Computer Software (6.6%)
29,250	Navteq Corp.	1,144,260	*
148,440	Opsware, Inc.	762,982	*†
41,900	Red Hat, Inc.	972,918	*†
34,500	Ultimate Software Group, Inc.	586,155	*
20,900	Witness Systems, Inc.	409,640	*
	Total Computer Software	3,875,955

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Electrical Equipment (2.0%)
22,600	Energy Conversion Devices, Inc.	$699,244	*†
13,000	Varian Semiconductor Equipment Associates, Inc.	491,660	*†
	Total Electrical Equipment	1,190,904
	Electronics (5.6%)
19,200	Cymer, Inc.	669,120	*
19,170	Hittite Microwave Corp.	442,827	*
22,500	Marvell Technology Group, Ltd.	1,044,225	*
67,300	PLX Technology, Inc.	504,077	*
23,900	SiRF Technology Holdings, Inc.	616,381	*
	Total Electronics	3,276,630
	Foods, Hotels & Restaurants (2.5%)
19,640	Buffalo Wild Wings, Inc.	538,922	*†
20,300	P.F. Chang's China Bistro, Inc.	928,522	*†
	Total Foods, Hotels & Restaurants	1,467,444
	Healthcare (3.6%)
13,400	Affymetrix, Inc.	608,762	*
27,235	Radiation Therapy Services, Inc.	818,139	*†
9,000	Sierra Health Services, Inc.	675,000	*
	Total Healthcare	2,101,901
	Heavy Machinery (2.3%)
20,900	Bucyrus International, Inc., Class A	868,395
11,900	Dril-Quip, Inc.	486,710	*
	Total Heavy Machinery	1,355,105
	Industrial—Diversified (1.3%)
20,400	MSC Industrial Direct Co.	778,872
	Insurance (2.5%)
66,885	National Interstate Corp.	1,135,039
19,770	Universal American Financial Corp.	292,596	*
	Total Insurance	1,427,635
	Lodging (3.2%)
19,800	Four Seasons Hotels, Inc.	1,061,874	†
17,500	Wynn Resorts, Ltd.	816,900	*†
	Total Lodging	1,878,774
	Medical Supplies (7.5%)
60,530	Abgenix, Inc.	629,512	*
11,640	Foxhollow Technologies, Inc.	527,408	*†
90,615	IntraLase Corp.	1,400,908	*†
14,150	Kyphon, Inc.	567,274	*†
20,800	Neurometrix, Inc.	774,384	*
12,670	Ventana Medical Systems, Inc.	485,641	*
	Total Medical Supplies	4,385,127

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Small Cap Growth Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Oil & Gas (7.8%)
17,500	FMC Technologies, Inc.	$638,050	*
7,400	National-Oilwell Varco, Inc.	462,278	*
83,500	Newpark Resources, Inc.	676,350	*
7,306	Noble Energy, Inc.	292,605
25,500	Plains Exploration & Production Co.	994,500	*
21,800	Toreador Resources Corp.	600,154	*†
6,100	Ultra Petroleum Corp.	320,189	*
13,480	Whiting Petroleum Corp.	546,614	*
	Total Oil & Gas	4,530,740
	Pharmaceuticals (9.8%)
12,400	Alexion Pharmaceuticals, Inc.	339,636	*
43,000	Aspreva Pharmaceuticals Corp.	598,560	*
18,100	AtheroGenics, Inc.	271,500	*†
54,300	Cubist Pharmaceuticals, Inc.	1,097,403	*
28,800	Encysive Pharmaceuticals, Inc.	302,400	*
15,500	Idenix Pharmaceuticals, Inc.	322,555	*†
18,100	Keryx Biopharmaceuticals, Inc.	261,545	*
18,100	Nektar Therapeutics	272,586	*†
14,700	Neurocrine Biosciences, Inc.	776,454	*
26,900	Nuvelo, Inc.	225,960	*
28,670	Onyx Pharmaceuticals, Inc.	736,532	*†
28,800	Salix Pharmaceuticals, Ltd.	516,672	*
	Total Pharmaceuticals	5,721,803
	Retail (2.3%)
39,100	Golf Galaxy, Inc.	604,095	*
7,400	Tractor Supply Co.	358,900	*
13,000	Urban Outfitters, Inc.	368,290	*†
	Total Retail	1,331,285
	Textiles, Clothing & Fabrics (1.0%)
24,900	Warnaco Group, Inc.	564,732	*
	Total Common Stock (Cost: $48,808,063) (101.3%)	59,288,301
	Short-Term Investments
	Money Market Investments (1.0%)
209,682	BGI Institutional Money Market Fund, 3.923%	209,682	**
138,662	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	138,662	**
213,102	Merrimac Cash Fund—Premium Class, 3.7%	213,102	**
	Total Money Market Investments	561,446
Principal Amount
	Other Short-Term Investments (22.5%)
$138,664	Bank of America, 3.77%, due 01/17/06	138,664	**
277,324	Bank of Montreal, 3.79%, due 11/01/05	277,324	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Small Cap Growth Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$277,324	Barclays Bank PLC, 3.891%, due 01/17/06	$277,324	**
138,662	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	138,662	**
48,606	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	48,532	**
346,654	BNP Paribas, 4.01%, due 12/13/05	346,654	**
346,654	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	346,654	**
346,886	CIESCO, 4.003%, due 11/03/05	346,654	**
345,608	Compass Securitization LLC, 3.882%, due 11/09/05	344,568	**
693,309	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	693,309	**
69,331	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	69,331	**
277,324	Deutsche Bank, 3.8%, due 11/02/05	277,324	**
414,872	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	413,212	**
414,721	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	413,058	**
346,654	Fortis Bank, 3.85%, due 11/03/05	346,654	**
346,654	Fortis Bank, 4.01%, due 11/28/05	346,654	**
557,515	General Electric Capital Corp., 3.96%, due 12/05/05	554,647	**
1,039,963	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	1,039,963	**
345,515	Greyhawk Funding, 3.943%, due 11/17/05	344,384	**
346,654	Harris Trust & Savings Bank, 3.795%, due 11/04/05	346,654	**
207,993	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	207,993	**
422,929	Investors Bank & Trust Depository Reserve, 2.76%	422,929
415,133	Lexington Parker Capital, 3.952%, due 11/16/05	413,861	**
662,507	Merrill Lynch & Co., 4.053%, due 11/1/05	662,507	**
417,349	Park Avenue Receivables Corp., 3.933%, due 11/17/05	415,985	**
278,375	Park Avenue Receivables Corp., 4.015%, due 11/29/05	277,324	**
347,715	Prefco, 3.932%, due 11/15/05	346,654	**
272,220	Prefco, 4.013%, due 11/23/05	277,324	**
208,879	Prefco, 4.037%, due 12/05/05	207,993	**
208,247	Sheffield Receivables Corp., 4.005%, due 11/08/05	207,993	**
554,647	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	554,647	**
877,455	Svenska Handlesbanken, 4.031%, due 11/01/05	877,455	**
346,654	UBS AG, 3.8%, due 11/03/05	346,654	**
346,654	UBS AG, 4.02%, due 12/01/05	346,654	**
499,182	Wells Fargo & Co., 3.96%, due 11/14/05	499,182	**
	Total Other Short-Term Investments	13,175,381
	Total Short-Term Investments (Cost: $13,736,827) (23.5%)	13,736,827
	Total Investments (Cost: $62,544,890) (124.8%)	73,025,128
	Liabilities in Excess of Other Assets (– 24.8%)	(14,527,120)
	Net Assets (100.0%)	$58,498,008

Notes to the Schedule of Investments:

ADR   -   American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Small Cap Growth Fund

Investments by Industry*  October 31, 2005

Industry	Percentage of Net Assets
Advertising	2.3%
Aerospace/Defense	2.0
Banking & Financial Services	4.8
Chemicals	0.7
Commercial Services	19.6
Computer Services	13.9
Computer Software	6.6
Electrical Equipment	2.0
Electronics	5.6
Foods, Hotels & Restaurants	2.5
Healthcare	3.6
Heavy Machinery	2.3
Industrial—Diversified	1.3
Insurance	2.5
Lodging	3.2
Medical Supplies	7.5
Oil & Gas	7.8
Pharmaceuticals	9.8
Retail	2.3
Textiles, Clothing & Fabrics	1.0
Short-Term Investments	23.5
Total	124.8%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Added Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Aerospace/Defense (0.7% of Net Assets)
8,310	AAR Corp.	$132,378	*
100	Heico Corp.	2,217	†
3,845	Heico Corp., Class A	65,134
	Total Aerospace/Defense	199,729
	Automotive (3.0%)
5,900	Adesa, Inc.	126,260
8,170	Federal Signal Corp.	132,517
16,820	Monaco Coach Corp.	206,381
6,410	Smith (A.O.) Corp.	207,556
6,500	Winnebago Industries, Inc.	190,580	†
	Total Automotive	863,294
	Banking & Financial Services (5.8%)
4,500	Astoria Financial Corp.	125,775
10,038	Banc Corp. (The)	112,124	*
11,835	BankUnited Financial Corp., Class A	280,726
5,295	Chittenden Corp.	152,337
11,297	First Niagara Financial Group, Inc.	166,405
9,070	Flushing Financial Corp.	146,571
6,478	Fulton Financial Corp.	108,895
3,000	Greene County Bancshares, Inc.	79,680
12,285	NewAlliance Bancshares, Inc.	177,150
12,355	Provident Financial Services, Inc.	217,448
2,785	Washington Trust Bancorp, Inc.	78,621
	Total Banking & Financial Services	1,645,732
	Building Materials (1.2%)
3,120	EMCOR Group, Inc.	190,320	*
12,700	Quanta Services, Inc.	145,923	*
	Total Building Materials	336,243
	Chemicals (6.2%)
9,550	Applied Films Corp.	185,461	*
4,020	Arch Chemicals, Inc.	105,605
4,200	Cabot Corp.	143,262
4,370	Cambrex Corp.	83,380
8,625	Chemtura Corp.	92,287
34,676	Entegris, Inc.	338,438	*
10,405	Ferro Corp.	185,625
4,520	HB Fuller Co.	135,464
6,620	MacDermid, Inc.	185,360
13,947	Myers Industries, Inc.	159,275
2,085	Quaker Chemical Corp.	33,131
18,950	Wellman, Inc.	123,933
	Total Chemicals	1,771,221
	Commercial Services (6.4%)
4,600	ACCO Brands Corp.	111,826	*
12,240	Bowne & Co., Inc.	174,053

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Added Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Commercial Services (Continued)
1,731	CDI Corp.	$47,724
9,210	Corinthian Colleges, Inc.	114,572	*
8,275	Dycom Industries, Inc.	164,921	*
5,735	FTI Consulting, Inc.	156,967	*†
15,538	Hexcel Corp.	245,811	*
19,400	Input/Output, Inc.	148,992	*†
5,400	Korn/Ferry International	92,988	*
3,800	NCO Group, Inc.	68,286	*
8,900	Rent-Way, Inc.	54,913	*
5,370	Reynolds & Reynolds Co., Class A	142,520
6,245	Sotheby's Holdings, Inc.	97,235	*
5,900	United Rentals, Inc.	115,463	*
4,475	Volt Information Sciences, Inc.	84,130	*
	Total Commercial Services	1,820,401
	Communications (0.7%)
14,960	Newport Corp.	195,078	*
	Computer Services (2.9%)
16,525	BISYS Group, Inc.	209,537	*
18,670	Cray, Inc.	22,031	*
3,755	Electro Rent Corp.	48,214	*
25,205	InFocus Corp.	80,656	*
16,300	Keane, Inc.	184,190	*
2,700	Novellus Systems, Inc.	59,022
27,800	Symbol Technologies, Inc.	230,740
	Total Computer Services	834,390
	Computer Software (5.0%)
10,050	Agile Software Corp.	71,355	*
26,805	Aspen Technologies, Inc.	162,170	*
13,685	Computer Task Group, Inc.	49,950	*
8,000	Evans & Sutherland Computer Corp.	46,240	*
10,770	Gartner, Inc., Class A	129,671	*
22,390	Gerber Scientific, Inc.	177,105	*
10,082	Interwoven, Inc.	94,771	*
8,885	Magma Design Automation, Inc.	77,122	*†
51,337	Manugistics Group, Inc.	95,487	*
12,043	NetIQ Corp.	144,396	*
19,135	Parametric Technology Corp.	124,569	*
21,465	Phoenix Technologies, Ltd.	127,502	*
16,200	TIBCO Software, Inc.	122,958	*
	Total Computer Software	1,423,296
	Electric Utilities (0.7%)
12,300	Veeco Instruments, Inc.	195,447	*

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Added Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Electrical Equipment (3.7%)
12,505	Electro Scientific Industries, Inc.	$274,735	*
13,890	GrafTech International, Ltd.	68,061	*
37,920	Merix Corp.	204,389	*
4,435	Regal-Beloit Corp.	141,166	†
4,970	Varian Semiconductor Equipment Associates, Inc.	187,965	*†
14,427	Woodhead Industries, Inc.	181,636
	Total Electrical Equipment	1,057,952
	Electronics (15.7%)
11,600	AMIS Holdings, Inc.	129,224	*
3,650	Analogic Corp.	170,820
10,415	ATMI, Inc.	284,434	*†
2,685	Barnes Group, Inc.	93,975
12,140	Belden CDT, Inc.	241,950	†
4,285	Coherent, Inc.	126,879	*
4,920	CommScope, Inc.	96,038	*
12,840	CTS Corp.	151,255
14,990	Exar Corp.	188,724	*
11,055	FEI Co.	208,939	*
18,875	FSI International, Inc.	72,669	*
7,000	Hutchinson Technology, Inc.	173,600	*†
23,825	Integrated Device Technology, Inc.	235,391	*
7,600	International Rectifier Corp.	224,884	*
9,350	Keithley Instruments, Inc.	150,067
54,410	KEMET Corp.	376,517	*
46,107	Lattice Semiconductor Corp.	201,949	*
4,135	Maxwell Technologies, Inc.	51,853	*†
24,930	MKS Instruments, Inc.	470,429	*
10,055	Planar Systems, Inc.	89,691	*
3,985	Powell Industries, Inc.	83,565	*
6,670	SBS Technologies, Inc.	65,099	*
18,024	Triquint Semiconductor, Inc.	75,701	*
28,436	Vishay Intertechnology, Inc.	322,464	*
11,910	Zoran Corp.	174,839	*
	Total Electronics	4,460,956
	Entertainment & Leisure (0.5%)
7,600	Macrovision Corp.	143,184	*
	Foods, Hotels & Restaurants (0.5%)
10,605	La Quinta Corp.	88,552	*
2,685	The Steak & Shake Co.	49,458	*
	Total Foods, Hotels & Restaurants	138,010
	Heavy Machinery (3.1%)
11,100	Flow International Corp.	101,343	*†
1,300	Graco, Inc.	44,551

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Added Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Heavy Machinery (Continued)
11,943	Insituform Technologies, Inc., Class A	$214,496	*
6,270	Kaydon Corp.	185,278
8,360	NN, Inc.	87,696
3,500	Stewart & Stevenson Services, Inc.	83,510
11,520	Ultratech, Inc.	158,746	*
	Total Heavy Machinery	875,620
	Home Construction, Furnishings & Appliances (1.7%)
3,735	Ethan Allen Interiors, Inc.	126,318
7,720	Fossil, Inc.	120,895	*†
4,570	Herman Miller, Inc.	125,264
5,755	Select Comfort Corp.	126,034	*†
	Total Home Construction, Furnishings & Appliances	498,511
	Industrial—Diversified (0.4%)
4,945	Lydall, Inc.	44,307	*
10,500	Mattson Technology, Inc.	82,845	*
	Total Industrial—Diversified	127,152
	Insurance (4.2%)
15,800	Aspen Insurance Holdings, Ltd.	382,202
1,700	Endurance Specialty Holdings, Ltd.	56,372
4,400	Max Reinsurance Capital, Ltd.	105,204
1,500	Midland Co. (The)	56,655
4,690	NYMAGIC, Inc.	114,905
12,725	ProCentury Corp.	129,286
1,885	RLI Corp.	101,319
18,685	USI Holdings Corp.	245,708	*†
	Total Insurance	1,191,651
	Machinery (4.1%)
45,415	Axcelis Technologies, Inc.	197,555	*
27,035	Brooks Automation, Inc.	316,580	*†
5,670	Flowserve Corp.	198,450	*
5,540	Kaman Corp.	129,802
23,180	Kulicke & Soffa Industries, Inc.	145,339	*
4,000	Nordson Corp.	148,680
1,720	Standex International Corp.	46,474
	Total Machinery	1,182,880
	Media—Broadcasting & Publishing (2.0%)
24,030	Alloy, Inc.	110,538	*
8,570	Cumulus Media, Inc.	104,211	*
3,485	Journal Register Co.	55,865
4,285	Scholastic Corp.	139,477	*
861	Thomas Nelson, Inc.	18,434
7,920	Westwood One, Inc.	146,520
	Total Media—Broadcasting & Publishing	575,045

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Added Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Medical Supplies (4.0%)
1,600	ADE Corp.	$32,640	*
31,158	Credence Systems Corp.	239,917	*
2,985	Excel Technology, Inc.	78,058	*
8,766	LeCroy Corp.	134,646	*
45,200	LTX Corp.	155,488	*
6,535	Varian, Inc.	240,292	*
10,321	Zoll Medical Corp.	256,167	*
	Total Medical Supplies	1,137,208
	Metals (2.9%)
4,953	CIRCOR International, Inc.	139,526
2,400	Gulf Island Fabrication, Inc.	64,224
6,610	Ladish Co., Inc.	132,134	*
6,175	Material Sciences Corp.	93,860	*
6,830	Oregon Steel Mills, Inc.	173,414	*
6,270	RTI International Metals, Inc.	210,170	*
	Total Metals	813,328
	Office Equipment & Supplies (0.7%)
14,625	Steelcase, Inc.	209,430
	Oil & Gas (2.6%)
1,000	Comstock Resources, Inc.	30,110	*
9,100	Key Energy Services, Inc.	123,055	*
15,100	Newpark Resources, Inc.	122,310	*
4,600	Petrohawk Energy Corp.	56,856	*
6,940	Pride International, Inc.	194,806	*
4,655	Rowan Companies, Inc.	153,568
740	St. Mary Land & Exploration Co.	25,167
700	Whiting Petroleum Corp.	28,385	*
	Total Oil & Gas	734,257
	Paper & Forest Products (0.5%)
7,120	Interpool, Inc.	138,840
	Pharmaceuticals (1.5%)
7,670	NBTY, Inc.	153,477	*
12,600	Perrigo Co.	168,462
5,600	Valeant Pharmaceuticals International	96,096
	Total Pharmaceuticals	418,035
	Pollution Control (1.1%)
17,100	Tetra Tech, Inc.	264,024	*
3,940	TRC Companies, Inc.	52,599	*
	Total Pollution Control	316,623
	Restaurants (0.5%)
7,200	Ruby Tuesday, Inc.	157,752	†

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Added Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Retail (11.2%)
14,025	1-800-FLOWERS.COM, Inc.	$95,230	*
2,300	A.C. Moore Arts & Crafts, Inc.	31,648	*†
7,630	Ann Taylor Stores, Inc.	185,180	*
22,385	Bell Microproducts, Inc.	154,233	*
8,240	Callaway Golf Co.	117,420
7,500	Christopher & Banks Corp.	100,275
5,200	Claire's Stores, Inc.	135,460
6,100	Cost Plus, Inc.	93,696	*
10,100	Gymboree Corp.	178,770	*
7,335	J. Jill Group, Inc.	93,155	*
5,300	Kenneth Cole Productions, Inc., Class A	132,500
7,600	Knoll, Inc.	121,068
3,970	Oakley, Inc.	58,756
8,785	Pacific Sunwear of California, Inc.	219,801	*†
8,325	Payless ShoeSource, Inc.	152,930	*
19,100	Pier 1 Imports, Inc.	197,112
16,255	Restoration Hardware, Inc.	96,392	*
11,755	Saks, Inc.	213,353	*†
6,870	Talbots, Inc.	179,238
4,985	The Sports Authority, Inc.	138,782	*
5,185	Too, Inc.	147,306	*
14,135	ValueVision Media, Inc.	138,806	*
7,200	Zale Corp.	201,816	*
	Total Retail	3,182,927
	Telecommunications (2.6%)
15,450	Andrew Corp.	164,079	*
24,255	C-COR, Inc.	129,279	*
4,700	Plantronics, Inc.	140,295
1	Powerwave Technologies, Inc.	11	*
10,200	RSA Security, Inc.	116,280	*
1,420	Standard Microsystems Corp.	40,143	*
8,800	Tekelec	120,736	*
19,495	WJ Communications, Inc.	23,392	*
	Total Telecommunications	734,215
	Textiles, Clothing & Fabrics (1.3%)
5,100	Guess?, Inc.	138,312	*
4,100	Kellwood Co.	89,831
11,700	Quiksilver, Inc.	134,901	*
	Total Textiles, Clothing & Fabrics	363,044
	Transportation (2.2%)
16,375	Central Freight Lines, Inc.	34,879	*
10,740	Covenant Transport, Inc.	114,381	*
2,630	Greenbrier Cos., Inc.	72,457
6,900	Trinity Industries, Inc.	262,545

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Added Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Transportation (Continued)
2,585	Wabtec Corp.	$70,312
6,460	West Marine, Inc.	87,662	*
	Total Transportation	642,236
	Total Common Stock (Cost: $26,121,912) (99.6%)	28,383,687
	Short-Term Investments
	Money Market Investments (0.3%)
36,038	BGI Institutional Money Market Fund, 3.923%	36,038	**
23,832	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	23,832	**
36,626	Merrimac Cash Fund—Premium Class, 3.7%	36,626	**
	Total Money Market Investments	96,496
Principal Amount
	Other Short-Term Investments (8.2%)
$23,832	Bank of America, 3.77%, due 01/17/06	23,832	**
47,664	Bank of Montreal, 3.79%, due 11/01/05	47,664	**
47,664	Barclays Bank PLC, 3.891%, due 01/17/06	47,664	**
23,832	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	23,832	**
8,354	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	8,341	**
59,580	BNP Paribas, 4.01%, due 12/13/05	59,580	**
59,580	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	59,580	**
59,619	CIESCO, 4.003%, due 11/03/05	59,580	**
59,400	Compass Securitization LLC, 3.882%, due 11/09/05	59,221	**
119,159	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	119,159	**
11,916	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	11,916	**
47,664	Deutsche Bank, 3.8%, due 11/02/05	47,664	**
71,278	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	71,019	**
71,304	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	70,992	**
59,580	Fortis Bank, 3.85%, due 11/03/05	59,580	**
59,580	Fortis Bank, 4.01%, due 11/28/05	59,580	**
95,820	General Electric Capital Corp., 3.96%, due 12/05/05	95,327	**
178,733	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	178,733	**
59,384	Greyhawk Funding, 3.943%, due 11/17/05	59,189	**
59,580	Harris Trust & Savings Bank, 3.795%, due 11/04/05	59,580	**
35,748	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	35,748	**
126,935	Investors Bank & Trust Depository Reserve, 2.76%	126,935
71,349	Lexington Parker Capital, 3.952%, due 11/16/05	71,130	**
113,865	Merrill Lynch & Co., 4.053%, due 11/1/05	113,865	**
71,730	Park Avenue Receivables Corp., 3.933%, due 11/17/05	71,495	**
47,844	Park Avenue Receivables Corp., 4.015%, due 11/29/05	47,664	**
59,762	Prefco, 3.932%, due 11/15/05	59,580	**
47,818	Prefco, 4.013%, due 11/23/05	47,664	**
35,900	Prefco, 4.037%, due 12/05/05	35,748	**
35,791	Sheffield Receivables Corp., 4.005%, due 11/08/05	35,748	**
95,327	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	95,327	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Added Fund

  October 31, 2005

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$150,808	Svenska Handlesbanken, 4.031%, due 11/01/05	$150,808	**
59,580	UBS AG, 3.8%, due 11/03/05	59,580	**
59,580	UBS AG, 4.02%, due 12/01/05	59,580	**
85,795	Wells Fargo & Co., 3.96%, due 11/14/05	85,795	**
	Total Other Short-Term Investments	2,318,700
	Total Short-Term Investments (Cost: $2,415,196) (8.5%)	2,415,196
	Total Investments (Cost: $28,537,108) (108.1%)	30,798,883
	Liabilities in Excess of Other Assets (– 8.1%)	(2,320,475)
	Net Assets (100.0%)	$28,478,408

  Notes to the Schedule of Investments:

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Added Fund

Investments by Industry*

Industry	Percentage of Net Assets
Aerospace/Defense	0.7%
Automotive	3.0
Banking & Financial Services	5.8
Building Materials	1.2
Chemicals	6.2
Commercial Services	6.4
Communications	0.7
Computer Services	2.9
Computer Software	5.0
Electric Utilities	0.7
Electrical Equipment	3.7
Electronics	15.7
Entertainment & Leisure	0.5
Foods, Hotels & Restaurants	0.5
Heavy Machinery	3.1
Home Construction, Furnishings & Appliances	1.7
Industrial—Diversified	0.4
Insurance	4.2
Machinery	4.1
Media—Broadcasting & Publishing	2.0
Medical Supplies	4.0
Metals	2.9
Office Equipment & Supplies	0.7
Oil & Gas	2.6
Paper & Forest Products	0.5
Pharmaceuticals	1.5
Pollution Control	1.1
Restaurants	0.5
Retail	11.2
Telecommunications	2.6
Textiles, Clothing & Fabrics	1.3
Transportation	2.2
Short-Term Investments	8.5
Total	108.1%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Opportunities Fund

Schedule of Investments  October 31, 2005

Number of Shares	Common Stock	Value
	Banking & Financial Services (6.0% of Net Assets)
478,540	Commerce Bancorp, Inc.	$14,581,114	†
1,050,850	North Fork Bancorporation, Inc.	26,628,539
333,150	People's Bank	10,727,430	†
212,000	Zions Bancorp.	15,575,640
	Total Banking & Financial Services	67,512,723
	Beverages, Food & Tobacco (1.7%)
300,090	Molson Coors Brewing Co., Class B	18,515,553
	Building Materials (2.0%)
373,080	EMCOR Group, Inc.	22,757,880	*
	Chemicals (2.6%)
308,400	Cytec Industries, Inc.	12,736,920
508,700	International Flavors & Fragrances, Inc.	16,782,013
	Total Chemicals	29,518,933
	Computer Services (3.0%)
1,085,200	Novellus Systems, Inc.	23,722,472
1,875,900	Unisys Corp.	9,585,849	*
	Total Computer Services	33,308,321
	Computer Software (0.1%)
26,000	Lexmark International, Inc., Class A	1,079,520	*
	Computers & Information (2.4%)
731,660	Diebold, Inc.	26,442,192
	Cosmetics & Household Products (1.7%)
575,500	Estee Lauder Companies, Inc. (The)	19,089,335	†
	Electronics (21.4%)
351,900	Anixter International, Inc.	13,048,452
378,830	Arrow Electronics, Inc.	11,179,273	*
1,501,805	Celestica, Inc.	14,357,256	*
1,925,100	Cypress Semiconductor Corp.	26,181,360	*†
838,600	Freescale Semiconductor, Inc., Class B	20,025,768	*
810,000	Intersil Corp., Class A	18,435,600
2,328,300	LSI Logic Corp.	18,882,513	*†
879,200	Micron Technology, Inc.	11,420,808	*
1,344,480	National Semiconductor Corp.	30,425,582	†
781,030	Tektronix, Inc.	17,948,069
2,138,500	Teradyne, Inc.	28,955,290	*
2,547,865	Vishay Intertechnology, Inc.	28,892,789	*
	Total Electronics	239,752,760
	Home Construction, Furnishings & Appliances (1.8%)
1,028,100	Leggett & Platt, Inc.	20,603,124
	Insurance (7.4%)
622,350	Arthur J. Gallagher & Co.	18,309,537	†
789,990	Assurant, Inc.	30,177,618

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Insurance (Continued)
836,400	Old Republic International Corp.	$21,671,124
334,400	Willis Group Holdings, Ltd.	12,419,616	†
	Total Insurance	82,577,895
	Machinery (11.2%)
258,000	Cooper Cameron Corp.	19,022,340	*
681,845	Dover Corp.	26,578,318
376,300	Grainger (W.W.), Inc.	25,204,574
620,000	Lam Research Corp.	20,918,800	*†
712,200	Pentair, Inc.	23,139,378
186,673	York International Corp.	10,474,222
	Total Machinery	125,337,632
	Media—Broadcasting & Publishing (3.8%)
333,400	Dow Jones & Co., Inc.	11,305,594	†
237,550	Entercom Communications Corp.	6,858,069	*†
529,200	Univision Communications, Inc.	13,833,288	*†
579,500	Westwood One, Inc.	10,720,750
	Total Media—Broadcasting & Publishing	42,717,701
	Medical Supplies (9.2%)
325,400	Beckman Coulter, Inc.	16,029,204
405,255	Edwards Lifesciences Corp.	16,769,452	*
347,050	Hillenbrand Industries, Inc.	15,988,594
838,100	Thermo Electron Corp.	25,302,239	*
789,750	Varian, Inc.	29,039,108	*
	Total Medical Supplies	103,128,597
	Metals (2.3%)
358,250	Alliant Techsystems, Inc.	25,156,315	*†
	Oil & Gas (2.2%)
303,100	Ensco International, Inc.	13,818,329
120,000	Murphy Oil Corp.	5,622,000
89,200	Weatherford International, Ltd.	5,583,920	*
	Total Oil & Gas	25,024,249
	Pharmaceuticals (4.2%)
371,070	Charles River Laboratories International, Inc.	16,238,023	*
489,300	Par Pharmaceutical Companies, Inc.	12,663,084	*†
1,073,900	Valeant Pharmaceuticals International	18,428,124	†
	Total Pharmaceuticals	47,329,231
	Retail (9.4%)
444,700	Ann Taylor Stores, Inc.	10,792,869	*†
919,600	Family Dollar Stores, Inc.	20,359,944	†
444,509	Federated Department Stores, Inc.	27,279,517
888,370	OfficeMax, Inc.	24,892,127

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Opportunities Fund

  October 31, 2005

Number of Shares	Common Stock	Value
	Retail (Continued)
567,800	Tiffany & Co.	$22,371,320
	Total Retail	105,695,777
	Technology (4.2%)
606,200	Avid Technology, Inc.	29,843,226	*
391,700	SPX Corp.	16,850,934	†
	Total Technology	46,694,160
	Telecommunications (1.7%)
1,814,650	Andrew Corp.	19,271,583	*†
	Textiles, Clothing & Fabrics (1.4%)
579,885	Jones Apparel Group, Inc.	15,819,263
	Total Common Stock (Cost: $1,052,423,633) (99.7%)	1,117,332,744
	Short-Term Investments
	Money Market Investments (0.6%)
2,669,591	BGI Institutional Money Market Fund, 3.923%	2,669,591	**
1,765,388	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	1,765,388	**
2,713,131	Merrimac Cash Fund—Premium Class, 3.7%	2,713,131	**
	Total Money Market Investments	7,148,110
Principal Amount
	Other Short-Term Investments (14.5%)
$1,765,388	Bank of America, 3.77%, due 01/17/06	1,765,388	**
3,530,776	Bank of Montreal, 3.79%, due 11/01/05	3,530,776	**
3,530,776	Barclays Bank PLC, 3.891%, due 01/17/06	3,530,776	**
1,765,388	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	1,765,388	**
618,829	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	617,886	**
4,413,471	BNP Paribas, 4.01%, due 12/13/05	4,413,471	**
4,413,471	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	4,413,471	**
4,416,415	CIESCO, 4.003%, due 11/03/05	4,413,471	**
4,400,146	Compass Securitization LLC, 3.882%, due 11/09/05	4,386,901	**
8,826,941	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	8,826,941	**
882,694	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	882,694	**
3,530,776	Deutsche Bank, 3.8%, due 11/02/05	3,530,776	**
5,281,985	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	5,260,857	**
5,280,068	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	5,258,895	**
4,413,471	Fortis Bank, 3.85%, due 11/03/05	4,413,471	**
4,413,471	Fortis Bank, 4.01%, due 11/28/05	4,413,471	**
7,098,064	General Electric Capital Corp., 3.96%, due 12/05/05	7,061,553	**
13,240,412	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	13,240,412	**
4,398,969	Greyhawk Funding, 3.943%, due 11/17/05	4,384,562	**
4,413,471	Harris Trust & Savings Bank, 3.795%, due 11/04/05	4,413,471	**
2,648,082	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	2,648,082	**
5,285,311	Lexington Parker Capital, 3.952%, due 11/16/05	5,269,115	**
8,434,787	Merrill Lynch & Co., 4.053%, due 11/1/05	8,434,787	**

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Opportunities Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$5,313,522	Park Avenue Receivables Corp., 3.933%, due 11/17/05	$5,296,165	**
3,544,165	Park Avenue Receivables Corp., 4.015%, due 11/29/05	3,530,776	**
4,426,968	Prefco, 3.932%, due 11/15/05	4,413,470	**
3,542,190	Prefco, 4.013%, due 11/23/05	3,530,776	**
2,659,367	Prefco, 4.037%, due 12/05/05	2,648,082	**
2,651,323	Sheffield Receivables Corp., 4.005%, due 11/08/05	2,648,082	**
7,061,553	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	7,061,553	**
11,171,413	Svenska Handlesbanken, 4.031%, due 11/01/05	11,171,413	**
4,413,471	UBS AG, 3.8%, due 11/03/05	4,413,471	**
4,413,471	UBS AG, 4.02%, due 12/01/05	4,413,471	**
6,355,398	Wells Fargo & Co., 3.96%, due 11/14/05	6,355,398	**
	Total Other Short-Term Investments	162,359,272
	Total Short-Term Investments (Cost: $169,507,382) (15.1%)	169,507,382
	Total Investments (Cost: $1,221,931,015) (114.8%)	1,286,840,126
	Liabilities in Excess of Other Assets (– 14.8%)	(165,673,614)
	Net Assets (100.0%)	$1,121,166,512

Notes to the Schedule of Investments:

  *  Non-income producing.

  **  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Value Opportunities Fund

Investments by Industry*  October 31, 2005

Industry	Percentage of Net Assets
Banking & Financial Services	6.0%
Beverages, Food & Tobacco	1.7
Building Materials	2.0
Chemicals	2.6
Computer Services	3.0
Computer Software	0.1
Computers & Information	2.4
Cosmetics & Household Products	1.7
Electronics	21.4
Home Construction, Furnishings & Appliances	1.8
Insurance	7.4
Machinery	11.2
Media—Broadcasting & Publishing	3.8
Medical Supplies	9.2
Metals	2.3
Oil & Gas	2.2
Pharmaceuticals	4.2
Retail	9.4
Technology	4.2
Telecommunications	1.7
Textiles, Clothing & Fabrics	1.4
Short-Term Investments	15.1
Total	114.8%

*  These classifications are unaudited.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Assets and Liabilities  October 31, 2005

	TCW Galileo Aggressive Growth Equities Fund		TCW Galileo Convertible Securities Fund		TCW Galileo Diversified Value Fund		TCW Galileo Dividend Focused Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)(3)	$50,245		$20,805		$179,290		$939,490
Receivables for Securities Sold	113		—		589		4,843
Receivables for Fund Shares Sold	3		—		3,543		4,328
Interest and Dividends Receivable	5		90		181		1,475
Total Assets	50,366		20,895		183,603		950,136
LIABILITIES
Payables for Securities Purchased	159		—		9,902		18,830
Payables for Fund Shares Redeemed	14		11		52		822
Payables Upon Return of Securities Loaned	8,052		2,065		18,902		50,701
Accrued Directors' Fees and Expenses	7		7		7		7
Accrued Compliance Expense	—	(2)	—	(2)	—	(2)	2
Accrued Management Fees	33		12		84		545
Other Accrued Expenses	65		39		89		477
Total Liabilities	8,330		2,134		29,036		71,384
NET ASSETS	$42,036		$18,761		$154,567		$878,752
NET ASSETS CONSIST OF:
Paid-in Capital	$68,586		$33,207		$144,317		$853,498
Undistributed (Accumulated) Net Realized Gain (Loss) on Investments	(37,834)		(14,648)		3,584		3,775
Unrealized Appreciation on Investments	11,284		89		6,402		21,234
Undistributed Net Investment Income	—		113		264		245
NET ASSETS	$42,036		$18,761		$154,567		$878,752
NET ASSETS ATTRIBUTABLE TO:
I Class Shares	$27,080		$18,761		$119,319		$51,577
N Class Shares	$14,956				$35,248		$827,175
K Class Shares	$—	(2)
CAPITAL SHARES OUTSTANDING:
I Class	2,128,619		2,168,585		8,617,889		4,558,012
N Class	1,204,692				2,557,662		73,220,363
K Class	13
NET ASSET VALUE PER SHARE (4):
I Class	$12.72		$8.65		$13.85		$11.32
N Class	$12.41				$13.78		$11.30
K Class	$12.72

(1)  The identified cost for the TCW Galileo Aggressive Growth Equities Fund, the TCW Galileo Convertible Securities Fund, the TCW Galileo Diversified Value Fund and the TCW Galileo Dividend Focused Fund at October 31, 2005 was $38,961, $20,716, $172,889 and $918,256, respectively.

(2)  Amount rounds to less than $1.

(3)  The market value of securities lent for the TCW Galileo Aggressive Growth Equities Fund, the TCW Galileo Convertible Securities Fund, the TCW Galileo Diversified Value Fund and the TCW Galileo Dividend Focused Fund at October 31, 2005 was $7,868, $2,027, $17,995, and $49,070, respectively.

(4)  Represents offering price and redemption price per share.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Assets and Liabilities  October 31, 2005

	TCW Galileo Equities Fund (3)		TCW Galileo Focused Equities Fund (4)		TCW Galileo Growth Equities Fund		TCW Galileo Growth Insights Fund
	Dollar Amounts in Thousands
	(Except per Share Amounts)
ASSETS
Investments, at Value (1)	$105,816	(5)	$2,273		$24,815		$1,262
Receivables for Securities Sold	1,085		38		182		39
Receivable for Fund Shares Sold	30		—		—		—
Interest and Dividends Receivable	85		2		1		—	(2)
Total Assets	107,016		2,313		24,998		1,301
LIABILITIES
Payables for Securities Purchased	74		35		—		38
Payables for Fund Shares Redeemed	1		—		—		—
Payable Upon Return of Securities Loaned	2,403		—		—		—
Accrued Directors' Fees and Expenses	7		7		7		7
Accrued Compliance Expense	—	(2)	—	(2)	—	(2)	—	(2)
Accrued Management Fees	36		1		26		4
Other Accrued Expenses	69		19		40		17
Total Liabilities	2,590		62		73		66
NET ASSETS	$104,426		$2,251		$24,925		$1,235
NET ASSETS CONSIST OF:
Paid-in Capital	$93,158		$1,890		$21,217		$2,695
Undistributed (Accumulated) Net Realized Gain (Loss) on Investments	(5,197)		15		(501)		(1,653)
Unrealized Appreciation on Investments	15,976		345		4,209		193
Undistributed Net Investment Income	489		1		—		—
NET ASSETS	$104,426		$2,251		$24,925		$1,235
NET ASSETS ATTRIBUTABLE TO:
I Class Shares	$93,495		$—	(2)	$24,925
N Class Shares	$10,931		$2,251		$—	(2)	$1,235
K Class Shares	$—	(2)
CAPITAL SHARES OUTSTANDING:
I Class	6,233,640		9		2,175,356
N Class	733,140		183,252		10		179,653
K Class	10
NET ASSET VALUE PER SHARE (6):
I Class	$15.00		$12.28		$11.46
N Class	$14.91		$12.28		$11.46		$6.88
K Class	$15.19

(1)  The identified cost for the TCW Galileo Equities Fund, the TCW Galileo Focused Equities Fund, the TCW Galileo Growth Equities Fund and the TCW Galileo Growth Insights Fund at October 31, 2005 was $89,840, $1,928, $20,606 and $1,069, respectively.

(2)  Amounts round to less than $1.

(3)  Formerly known as TCW Galileo Large Cap Value Fund. See Note 1.

(4)  Formerly known as TCW Galileo Focused Large Cap Value Fund. See Note 1.

(5)  The market value of securities lent for the TCW Galileo Equities Fund at October 31, 2005 was $2,347.

(6)  Represents offering price and redemption fee price per share.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Assets and Liabilities  October 31, 2005

	TCW Galileo Large Cap Core Fund		TCW Galileo Large Cap Growth Fund		TCW Galileo Opportunity Fund		TCW Galileo Select Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)(3)	$10,933		$2,212		$102,962		$4,800,525
Receivables for Securities Sold	—		32		2,223		—
Receivables for Fund Shares Sold	—		—		239		6,134
Interest and Dividends Receivable	7		1		91		170
Total Assets	10,940		2,245		105,515		4,806,829
LIABILITIES
Payables for Securities Purchased	—		14		286		—
Payables for Fund Shares Redeemed	—		—		201		2,425
Payables Upon Return of Securities Loaned	—		199		18,396		588,849
Accrued Directors' Fees and Expenses	7		7		7		7
Accrued Compliance Expense	—	(2)	—	(2)	—	(2)	11
Accrued Management Fees	14		1		67		2,650
Other Accrued Expenses	31		42		103		1,220
Total Liabilities	52		263		19,060		595,162
NET ASSETS	$10,888		$1,982		$86,455		$4,211,667
NET ASSETS CONSIST OF:
Paid-in Capital	$10,002		$7,561		$69,082		$3,575,416
Undistributed (Accumulated) Net Realized Gain (Loss) on Investments	49		(5,640)		4,333		(360,100)
Unrealized Appreciation on Investments	836		61		12,977		995,674
Undistributed Net Investment Income	1		—		63		677
NET ASSETS	$10,888		$1,982		$86,455		$4,211,667
NET ASSETS ATTRIBUTABLE TO:
I Class Shares	$5,444		$1,538		$31,180		$3,041,961
N Class Shares	$5,444		$444		$53,083		$1,168,507
K Class Shares					$2,192		$1,199
CAPITAL SHARES OUTSTANDING:
I Class	489,575		170,915		2,287,949		156,673,047
N Class	489,575		49,704		3,935,198		61,500,659
K Class					160,739		62,368
NET ASSET VALUE PER SHARE (4):
I Class	$11.12		$9.00		$13.63		$19.42
N Class	$11.12		$8.94		$13.49		$19.00
K Class					$13.64		$19.23

(1)  The identified cost for the TCW Galileo Large Cap Core Fund, the TCW Galileo Large Cap Growth Fund, the TCW Galileo Opportunity Fund and the TCW Galileo Select Equities Fund at October 31, 2005 was $10,097, $2,151, $89,986 and $3,804,851, respectively.

(2)  Amount rounds to less than $1.

(3)  The market value of securities lent for the TCW Galileo Large Cap Growth Fund, the TCW Galileo Opportunity Fund and the TCW Galileo Select Equities Fund at October 31, 2005 was $198, $16,946 and $581,995, respectively.

(4)  Represents offering price and redemption price per share.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Assets and Liabilities  October 31, 2005

	TCW Galileo Small Cap Growth Fund		TCW Galileo Value Added Fund		TCW Galileo Value Opportunities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$73,025		$30,799		$1,286,840
Receivables for Securities Sold	1,636		262		10,428
Receivables for Fund Shares Sold	76		24		1,080
Interest and Dividends Receivable	14		16		2,005
Total Assets	74,751		31,101		1,300,353
LIABILITIES
Disbursements in Excess of Available Cash	—		—		2,892
Payables for Securities Purchased	932		230		4,386
Payables for Fund Shares Redeemed	1,871		15		1,295
Payables Upon Return of Securities Loaned	13,314		2,288		169,507
Accrued Directors' Fees and Expenses	7		7		7
Accrued Compliance Expense	—	(2)	—	(2)	3
Accrued Management Fees	51		11		773
Other Accrued Expenses	78		72		323
Total Liabilities	16,253		2,623		179,186
NET ASSETS	$58,498		$28,478		$1,121,167
NET ASSETS CONSIST OF:
Paid-in Capital	$175,832		$25,399		$955,461
Undistributed (Accumulated) Net Realized Gain (Loss) on Investments	(127,814)		817		100,797
Unrealized Appreciation on Investments	10,480		2,262		64,909
Undistributed Net Investment Income	—		—		—
NET ASSETS	$58,498		$28,478		$1,121,167
NET ASSETS ATTRIBUTABLE TO:
I Class Shares	$26,881		$28,478		$896,154
N Class Shares	$31,617		$—	(2)	$222,342
K Class Shares	$—	(2)	$—	(2)	$2,671
CAPITAL SHARES OUTSTANDING:
I Class	1,622,798		2,237,058		40,459,678
N Class	1,948,782		7		10,193,612
K Class	10		12		121,639
NET ASSET VALUE PER SHARE:
I Class	$16.56		$12.73		$22.15
N Class	$16.22		$14.33		$21.81
K Class	$16.56		$14.33		$21.96

(1)  The identified cost for the TCW Galileo Small Cap Growth Fund, the TCW Galileo Value Added Fund and the TCW Galileo Value Opportunities Fund at October 31, 2005 was $62,545, $28,537 and $1,221,931, respectively.

(2)  Amounts round to less than $1.

(3)  The market value of securities lent for the TCW Galileo Small Cap Growth Fund, the TCW Galileo Value Added Fund and the TCW Galileo Value Opportunities Fund was $12,759, $2,237 and $165,583, respectively.

(4)  Represents offering price and redemption price per share.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Operations  Year Ended October 31, 2005

	TCW Galileo Aggressive Growth Equities Fund	TCW Galileo Convertible Securities Fund		TCW Galileo Diversified Value Fund	TCW Galileo Dividend Focused Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends (1)	$286	$274		$1,140	$13,843
Interest	16	344		141	1,181
Net Security Lending Income (2)	30	21		28	207
Total	332	639		1,309	15,231
Expenses:
Management Fees	690	170		594	4,542
Accounting Service Fees	16	4		15	96
Administration Fees	34	11		32	163
Transfer Agent Fees:
I Class	36	29		31	29
N Class	56	—		47	799
K Class	5	—		—	—
Custodian Fees	18	16		13	26
Professional Fees	39	39		44	58
Directors' Fees & Expenses	15	14		14	15
Registration Fees:
I Class	23	18		15	31
N Class	14	—		13	157
K Class	2	—		—	—
Distribution Fees: (See Note 6)
N Class	52	—		67	1,433
Compliance Expense	— (3)	—	(3)	1	6
Other	47	8		22	169
Total	1,047	309		908	7,524
Less Expenses Borne by Investment Advisor:
N Class	39	—		2	—
K Class	8	—		—	—
Net Expenses	1,000	309		906	7,524
Net Investment Income (Loss)	(668)	330		403	7,707
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on Investments	30,750	2,118		3,896	5,698
Change in Unrealized Appreciation (Depreciation) on Investments	(28,199)	(1,783)		3,347	8,757
Net Realized and Unrealized Gain (Loss) on Investments	2,551	335		7,243	14,455
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,883	$665		$7,646	$22,162

(1)  Net of foreign taxes withheld. Total amount withheld for the TCW Galileo Aggressive Growth Equities Fund, the TCW Galileo Convertible Securities Fund, and the TCW Galileo Diversified Value Fund was less than $1 in each fund. Amount withheld for the TCW Galileo Dividend Focused Fund was $69.

(2)  Net of broker fees.

(3)  Amount rounds to less than $1.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Operations  Year Ended October 31, 2005

	TCW Galileo Equities Fund (3)	TCW Galileo Focused Equities Fund (4)		TCW Galileo Growth Equities Fund		TCW Galileo Growth Insights Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends (1)	$1,600	$30		$65		$6
Interest	17	1		10		—	(5)
Net Security Lending Income (2)	5	—		—		—
Total	1,622	31		75		6
Expenses:
Management Fees	577	15		178		11
Accounting Service Fees	22	3		6		—	(5)
Administration Fees	45	7		14		5
Transfer Agent Fees:
I Class	31	8		31		—
N Class	35	8		5		8
K Class	5	—		—		—
Custodian Fees	11	8		10		6
Professional Fees	39	11		19		12
Directors' Fees & Expenses	14	14		15		14
Registration Fees:
I Class	24	—	(5)	11		—
N Class	11	—	(5)	—	(5)	—
K Class	2	—		—		—
Distribution Fees: (See Note 6)
N Class	23	5		—		3
Compliance Expense	1	—		—	(5)	—
Other	52	2		6		1
Total	892	81		295		60
Less Expenses Borne by Investment Advisor:
I Class	—	9		—		—
N Class	16	42		5		39
K Class	9	—		—		—
Net Expenses	867	30		290		21
Net Investment Income (Loss)	755	1		(215)		(15)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	17,197	79		(238)		217
Change in Unrealized Appreciation (Depreciation) on Investments	(5,747)	156		3,811		(79)
Net Realized and Unrealized Gain (Loss) on Investments	11,450	235		3,573		138
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,205	$236		$3,358		$123

(1)  Net of foreign taxes withheld. Total amount withheld for the TCW Galileo Equities Fund was $12. Total amount withheld for the TCW Galileo Focused Equities Fund, the TCW Galileo Growth Equities Fund and the TCW Galileo Growth Insights Fund was less than $1 for each fund.

(2)  Net of broker fees.

(3)  Formerly known as TCW Galileo Large Cap Value Fund. See Note 1.

(4)  Formerly known as TCW Galileo Focused Large Cap Value Fund. See Note 1.

(5)  Amount rounds to less than $1.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Operations  Year Ended October 31, 2005

	TCW Galileo Large Cap Core Fund (4)		TCW Galileo Large Cap Growth Fund		TCW Galileo Opportunity Fund		TCW Galileo Select Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$81	(1)	$39		$638	(1)	$10,750
Interest	2		—		113		818
Net Security Lending Income (2)	—		—	(3)	77		630
Total	83		39		828		12,198
Expenses:
Management Fees	30		14		727		30,202
Accounting Service Fees	4		3		18		628
Administration Fees	10		12		39		1,058
Administrative Service Fees: (See Note 6)
K Class	—		—		8		4
Transfer Agent Fees	—		—		—		—
Transfer Agent Fees:
I Class	8		28		34		1,507
N Class	8		32		85		1,346
K Class	—		—		6		8
Custodian Fees	6		10		19		70
Professional Fees	22		26		36		326
Directors' Fees & Expenses	13		15		13		14
Registration Fees:
I Class	—	(3)	14		17		49
N Class	—	(3)	8		14		33
K Class	—		—		15		17
Distribution Fees: (See Note 6)
N Class	7		1		115		3,025
K Class	—		—		4		2
Compliance Expense	—	(3)	—		1		32
Other	4		5		34		1,554
Total	112		168		1,185		39,875
Less Expenses Borne by Investment Advisor:
I Class	13		78		—		—
N Class	19		51		—		—
K Class	—		—		21		25
Net Expenses	80		39		1,164		39,850
Net Investment Income (Loss)	3		—		(336)		(27,652)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on Investments	49		420		4,626		66,512
Change in Unrealized Appreciation (Depreciation) on Investments	836		(261)		2,226		305,122
Net Realized and Unrealized Gain (Loss) on Investments	885		159		6,852		371,634
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$888		$159		$6,516		$343,982

(1)  Net of foreign taxes withheld. Total amount withheld for the TCW Galileo Large Cap Core Fund and the TCW Galileo Opportunity Fund was less than $1 in each fund.

(2)  Net of broker fees.

(3)  Amount rounds to less than $1.

(4)  For the period from November 1, 2004 (commencement of operations) through October 31, 2005.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Operations  Year Ended October 31, 2005

	TCW Galileo Small Cap Growth Fund		TCW Galileo Value Added Fund		TCW Galileo Value Opportunities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$145	(3)	$310	(3)	$10,856
Interest	31		5		642
Net Security Lending Income (1)	77		5		140
Total	253		320		11,638
Expenses:
Management Fees	838		341		9,542
Accounting Service Fees	19		11		190
Administration Fees	43		41		325
Administrative Service Fees: (See Note 6)
K Class	—		—		7
Transfer Agent Fees	—		—		—
Transfer Agent Fees:
I Class	34		28		295
N Class	80		8		335
K Class	5		5		8
Custodian Fees	32		80		35
Professional Fees	41		33		118
Directors' Fees & Expenses	14		14		15
Registration Fees:
I Class	25		23		38
N Class	15		—	(2)	13
K Class	2		2		15
Distribution Fees: (See Note 6)
N Class	105		—		690
K Class	—		—		4
Compliance Expense	—	(2)	—	(2)	10
Other	77		17		363
Total	1,330		603		12,003
Less Expenses Borne by Investment Advisor:
I Class	—		37		—
N Class	—		8		—
K Class	8		7		22
Net Expenses	1,322		551		11,981
Net Investment (Loss)	(1,069)		(231)		(343)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on Investments	42,613		1,955		105,011
Change in Unrealized (Depreciation) on Investments	(29,147)		(146)		(15,399)
Net Realized and Unrealized Gain (Loss) on Investments	13,466		1,809		89,612
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,397		$1,578		$89,269

(1)  Net of broker fees.

(2)  Amount rounds to less than $1.

(3)  Net of foreign taxes withheld. Total amount withheld for the TCW Galileo Small Cap Growth Fund and the TCW Galileo Value Added Fund was less than $1 in each fund.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Changes in Net Assets

	TCW Galileo Aggressive Growth Equities Fund		TCW Galileo Convertible Securities Fund
	Year Ended October 31,		Year Ended October 31,
	2005	2004	2005	2004
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$(668)	$(1,292)	$330	$563
Net Realized Gain on Investments	30,750	27,721	2,118	3,309
Change in Unrealized (Depreciation) on Investments	(28,199)	(18,868)	(1,783)	(2,208)
Increase in Net Assets Resulting from Operations	1,883	7,561	665	1,664
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	—	(410)	(745)
NET CAPITAL SHARE TRANSACTIONS
I Class	(38,022)	(35,884)	(545)	(16,526)
N Class	(12,118)	(22,284)	—	—
(Decrease) in Net Assets Resulting from Net Capital Share Transactions	(50,140)	(58,168)	(545)	(16,526)
(Decrease) in Net Assets	(48,257)	(50,607)	(290)	(15,607)
NET ASSETS
Beginning of Year	90,293	140,900	19,051	34,658
End of Year	$42,036	$90,293	$18,761	$19,051

Undistributed Net Investment Income	$—	$—	$113	$41

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Changes in Net Assets

	TCW Galileo Diversified Value Fund		TCW Galileo Dividend Focused Fund		TCW Galileo Equities Fund (3)
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2005	2004	2005	2004	2005	2004
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$403	$9	$7,707	$720	$755	$902
Net Realized Gain on Investments	3,896	1,186	5,698	2,457	17,197	10,641
Change in Unrealized Appreciation (Depreciation) on Investments	3,347	1,885	8,757	4,893	(5,747)	3,495
Increase in Net Assets Resulting from Operations	7,646	3,080	22,162	8,070	12,205	15,038
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(106)	—	(512)	—	(857)	(582)
N Class	(33)	(11)	(8,773)	(719)	(30)	—
Distributions from Net Realized Gain:
I Class	(549)	—	(39)	—	—	—
N Class	(289)	—	(2,161)	(2,596)	—	—
Total Distributions to Shareholders	(977)	(11)	(11,485)	(3,315)	(887)	(582)
NET CAPITAL SHARE TRANSACTIONS
I Class	84,678	28,869 (1)	51,624 (2)	—	(35,044)	(3,599)
N Class	19,398	4,155	601,958	177,789	3,327	2,321
Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	104,076	33,024	653,582	177,789	(31,717)	(1,278)
Increase (Decrease) in Net Assets	110,745	36,093	664,259	182,544	(20,399)	13,178
NET ASSETS
Beginning of Year	43,822	7,729	214,493	31,949	124,825	111,647
End of Year	$154,567	$43,822	$878,752	$214,493	$104,426	$124,825

Undistributed Net Investment Income	$264	$—	$245	$28	$489	$621

(1)  For the period January 2, 2004 (commencement of offering of I Class shares) through October 31, 2004.

(2)  For the period November 1, 2004 (commencement of offering of I Class shares) through October 31, 2005.

(3)  Formerly known as TCW Galileo Large Cap Value Fund. See Note 1.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Changes in Net Assets

	TCW Galileo Focused Equities Fund (2)			TCW Galileo Growth Equities Fund		TCW Galileo Growth Insights Fund
	Year Ended October 31, 2005		Year Ended October 31, 2004	Year Ended October 31, 2005	March 1, 2004 (Commencement of Operations) through October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$1		$(1)	$(215)	$(80)	$(15)	$(24)
Net Realized Gain (Loss) on Investments	79		133	(238)	(263)	217	108
Change in Unrealized Appreciation (Depreciation) on Investments	156		40	3,811	398	(79)	(83)
Increase in Net Assets Resulting from Operations	236		172	3,358	55	123	1
NET CAPITAL SHARE TRANSACTIONS
I Class	1	(1)	—	10,000	11,512	—	—
N Class	62		784	—	—	(174)	(519)
Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	63		784	10,000	11,512	(174)	(519)
Increase (Decrease) in Net Assets	299		956	13,358	11,567	(51)	(518)
NET ASSETS
Beginning of Period	1,952		996	11,567	—	1,286	1,804
End of Period	$2,251		$1,952	$24,925	$11,567	$1,235	$1,286

Undistributed Net Investment Income	$1		$—	$—	$—	$—	$—

(1)  For the period November 1, 2004 (commencement of offering of I class shares) through October 31, 2005.

(2)  Formerly known as TCW Galileo Focused Large Cap Value Fund. See Note 1.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Changes in Net Assets

	TCW Galileo Large Cap Core Fund	TCW Galileo Large Cap Growth Fund
	November 1, 2004 (Commencement of Operations) through October 31, 2005	Year Ended October 31, 2005	Year Ended October 31, 2004
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$3	$—	$(31)
Net Realized Gain on Investments	49	420	923
Change in Unrealized Appreciation (Depreciation) on Investments	836	(261)	(786)
Increase in Net Assets Resulting from Operations	888	159	106
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(1)	—	—
N Class	(1)	—	—
Total Distributions to Shareholders	(2)	—	—
NET CAPITAL SHARE TRANSACTIONS
I Class	5,001	(1,733)	(1,066)
N Class	5,001	(175)	200
Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	10,002	(1,908)	(866)
Increase (Decrease) in Net Assets	10,888	(1,749)	(760)
NET ASSETS
Beginning of Year	—	3,731	4,491
End of Year	$10,888	$1,982	$3,731
Undistributed Net Investment Income	$1	$—	$—

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Changes in Net Assets

	TCW Galileo Opportunity Fund		TCW Galileo Select Equities Fund
	Year Ended October 31,		Year Ended October 31,
	2005	2004	2005	2004
	Dollar Amounts in Thousands
OPERATIONS
Net Investment (Loss)	$(336)	$(377)	$(27,652)	$(21,168)
Net Realized Gain (Loss) on Investments	4,626	6,011	66,512	(84,305)
Change in Unrealized Appreciation (Depreciation) on Investments	2,226	(199)	305,122	239,319
Increase in Net Assets Resulting from Operations	6,516	5,435	343,982	133,846
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Realized Gain:
I Class	(1,982)	(160)	—	—
N Class	(2,594)	(162)	—	—
K Class	(17)	—	—	—
Total Distributions to Shareholders	(4,593)	(322)	—	—
NET CAPITAL SHARE TRANSACTIONS
I Class	2,098	2,177	273,843	471,621
N Class	15,564	9,942	(141,624)	428,641
K Class	2,099	80	1,064	54
Increase in Net Assets Resulting from Net Capital Share Transactions	19,761	12,199	133,283	900,316
Increase in Net Assets	21,684	17,312	477,265	1,034,162
NET ASSETS
Beginning of Year	64,771	47,459	3,734,402	2,700,240
End of Year	$86,455	$64,771	$4,211,667	$3,734,402

Undistributed Net Investment Income	$63	$35	$677	$—

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Statements of Changes in Net Assets

	TCW Galileo Small Cap Growth Fund		TCW Galileo Value Added Fund		TCW Galileo Value Opportunities Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2005	2004	2005	2004	2005	2004
	Dollar Amounts in Thousands
OPERATIONS
Net Investment (Loss)	$(1,069)	$(1,423)	$(231)	$(353)	$(343)	$(2,228)
Net Realized Gain on Investments	42,613	20,075	1,955	4,447	105,011	61,150
Change in Unrealized (Depreciation) on Investments	(29,147)	(20,511)	(146)	(4,681)	(15,399)	(9,205)
Increase (Decrease) in Net Assets Resulting from Operations	12,397	(1,859)	1,578	(587)	89,269	49,717
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Realized Gain:
I Class	—	—	(3,709)	(301)	(11,940)	—
N Class	—	—	—	—	(4,227)	—
K Class	—	—	—	—	(9)	—
Total Distributions to Shareholders	—	—	(3,709)	(301)	(16,176)	—
NET CAPITAL SHARE TRANSACTIONS
I Class	(37,706)	(36,809)	(5,000)	1,573	411	255,359
N Class	(55,663)	(1,479)	—	—	(111,500)	167,000
K Class	—	—	—	—	2,220	452
Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	(93,369)	(38,288)	(5,000)	1,573	(108,869)	422,811
Increase (Decrease) in Net Assets	(80,972)	(40,147)	(7,131)	685	(35,776)	472,528
NET ASSETS
Beginning of Year	139,470	179,617	35,609	34,924	1,156,943	684,415
End of Year	$58,498	$139,470	$28,478	$35,609	$1,121,167	$1,156,943

Undistributed Net Investment Income	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Notes to Financial Statements  October 31, 2005

Note 1 — Organization

TCW Galileo Funds, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, (the "1940 Act"), as amended, that currently offers a selection of 24 no-load mutual funds known as the TCW Galileo Funds (the "Funds"). TCW Investment Management Company (the "Advisor") is the investment advisor to the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the Funds that are covered in this report ("U.S. Equity Funds"):

U.S. Equities

TCW Galileo Fund	Investment Objective
Convertible Securities Fund

TCW Galileo Convertible Securities Fund	Seeks high total return from current income and capital appreciation by investing in convertible securities.

Non-Diversified U.S. Equity Funds

TCW Galileo Aggressive Growth Equities Fund	Seeks long-term capital appreciation by investing in equity securities of companies that appear to offer above average growth prospects.

TCW Galileo Equities Fund	Seeks long-term capital appreciation by investing in equity securities of large capitalization value companies.

TCW Galileo Focused Equities Fund	Seeks long-term capital appreciation by investing in equity securities of 20-50 large capitalization value companies.

TCW Galileo Growth Equities Fund	Seeks long-term capital appreciation by investing in equity securities of emerging growth companies.

TCW Galileo Growth Insights Fund	Seeks long-term capital appreciation by investing in equity securities issued by companies that are believed to have superior growth prospects.

TCW Galileo Large Cap Core Fund	Seeks long-term total return by investing in equity securities of large cap growth and value companies.

TCW Galileo Large Cap Growth Fund	Seeks long-term capital appreciation by investing in equity securities of large capitalization U.S. companies with above average prospects.

TCW Galileo Select Equities Fund	Seeks long-term capital appreciation by investing in common stocks of large capitalization companies.

TCW Galileo Small Cap Growth Fund	Seeks long-term capital appreciation by investing in equity securities issued by smaller capitalization growth companies.

TCW Galileo Value Added Fund	Seeks long-term capital appreciation by investing in equity securities issued by small capitalization value companies.

TCW Galileo Value Opportunities Fund	Seeks long-term capital appreciation by investing in equity securities issued by mid-cap value companies.

U.S. EQUITIES

TCW Galileo Funds, Inc.

  October 31, 2005

TCW Galileo Fund	Investment Objective
Diversified U.S. Equity Funds

TCW Galileo Diversified Value Fund	Seeks capital appreciation by investing in equity securities of large capitalization companies.

TCW Galileo Dividend Focused Fund	Seeks high level of dividend income by investing in equity securities of issuers which pay dividends.

TCW Galileo Opportunity Fund	Seeks capital appreciation by investing in equity securities of small capitalization companies.

The TCW Galileo Aggressive Growth Equities Fund, the TCW Galileo Equities Fund, the TCW Galileo Opportunity Fund, the TCW Galileo Select Equities Fund, the TCW Galileo Small Cap Growth Fund, the TCW Galileo Value Added Fund and the TCW Galileo Value Opportunities Fund offer three classes of shares: I Class, N Class and K Class. The TCW Galileo Diversified Value Fund, the TCW Galileo Dividend Focused Fund, the TCW Galileo Focused Equities Fund, the TCW Galileo Growth Equities Fund, the TCW Galileo Large Cap Core Fund and the TCW Galileo Large Cap Growth Fund offer two classes of shares: I Class and N Class. The TCW Galileo Convertible Securities Fund only offers I Class shares. The TCW Galileo Growth Insights Fund only offers N Class shares. The Classes are substantially the same except that the N Class shares are subject to a distribution fee and the K Class shares are subject to a distribution fee and an administrative services fee. I Class shares are not subject to these fees.

On November 1, 2004, the TCW Galileo Large Cap Core Fund commenced operations, but is not currently available to the general public.

Also, effective November 1, 2004, the TCW Galileo Dividend Focused Fund and the TCW Galileo Focused Equities Fund began offering I Class shares.

In addition, on June 1, 2005, the TCW Galileo Focused Large Cap Value Fund and the TCW Galileo Large Cap Value Fund changed its name to TCW Galileo Focused Equities Fund and TCW Galileo Equities Fund, respectively. There is no change in the investment objective for either fund.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the U.S. Equity Funds in the preparation of their financial statements.

Principles of Accounting: The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value: The Net Asset Value of each Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares on each business day as of 1:00 P.M. Pacific Standard/Daylight Time.

Security Valuations: Securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available, are valued at the latest bid price.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value of the 61st day prior to maturity.

Security Transactions and Related Investment Income: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Taxes: The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which it invests. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Security Lending: The Funds may lend their securities to qualified brokers. The loans are collateralized at all times with cash or other money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. See Note 3.

Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option expires unexercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received, less the cost to close the option. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized. Call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. There were no call options for the year ended October 31, 2005.

Use of Estimates: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Allocation of Operating Activity for Multiple Classes: Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution and administrative services fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income and therefore, the payment of different per share dividends by each class.

U.S. EQUITIES

TCW Galileo Funds, Inc.

  October 31, 2005

Distributions: Distributions to shareholders are recorded on the ex-dividend date. The TCW Galileo Convertible Securities Fund and the TCW Galileo Dividend Focused Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other equity Funds declare and pay, or reinvest, dividends from net investment income annually. Distribution of any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and/or undistributed or accumulated realized gain (loss). Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Note 3 — Security Lending

The Funds listed below have outstanding securities on loan at October 31, 2005. The loans were collateralized with cash which were invested in short-term instruments. Income from these investments, net of broker fees, is shown on the Statement of Operations (amounts in thousands).

	Market Value of Loaned Securities	Collateral Value
TCW Galileo Aggressive Growth Equities Fund	$7,868	$8,052
TCW Galileo Convertible Securities Fund	2,027	2,065
TCW Galileo Diversified Value Fund	17,995	18,902
TCW Galileo Dividend Focused Fund	49,070	50,701
TCW Galileo Equities Fund	2,347	2,403
TCW Galileo Large Cap Growth Fund	198	199
TCW Galileo Opportunity Fund	16,946	18,396
TCW Galileo Select Equities Fund	581,995	588,849
TCW Galileo Small Cap Growth Fund	12,759	13,314
TCW Galileo Value Added Fund	2,237	2,288
TCW Galileo Value Opportunities Fund	165,583	169,507

Note 4 — Federal Income Taxes

It is the policy of each fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the years ended October 31, 2005 and 2004, the funds below realized on a tax basis the following net realized losses on security transactions (amounts in thousands):

	Net Realized Loss
	2005	2004
TCW Galileo Growth Equities Fund	$(91)	$(256)
TCW Galileo Select Equities Fund	—	(90,469)

U.S. EQUITIES

TCW Galileo Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

At October 31, 2005 and 2004, the components of distributable earnings (excluding unrealized depreciation disclosed below) on a tax basis were as follows (amounts in thousands):

	TCW Galileo Convertible Securities Fund		TCW Galileo Diversified Value Fund		TCW Galileo Dividend Focused Fund
	2005	2004	2005	2004	2005	2004
Undistributed Ordinary Income	$113	$41	$2,337	$99	$325	$—
Undistributed Long-Term Gain	—	—	2,227	737	4,434	2,196
Total Distributable Earnings	$113	$41	$4,564	$836	$4,759	$2,196
	TCW Galileo Equities Fund		TCW Galileo Focused Equities Fund		TCW Galileo Large Cap Core Fund
	2005	2004	2005	2004	2005	2004
Undistributed Ordinary Income	$489	$621	$1	$—	$48	$—
Undistributed Long-Term Gain	—	—	15	—	1	—
Total Distributable Earnings	$489	$621	$16	$—	$49	$—
	TCW Galileo Opportunity Fund		TCW Galileo Value Added Fund		TCW Galileo Value Opportunity Fund
	2005	2004	2005	2004	2005	2004
Undistributed Ordinary Income	$—	$266	$281	$1,266	$41,122	$—
Undistributed Long-Term Gain	4,859	4,327	1,760	2,430	64,433	16,174
Total Distributable Earnings	$4,859	$4,593	$2,041	$3,696	$105,555	$16,174

Permanent differences incurred during the year ended October 31, 2005, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed net realized gain (loss) and paid-in capital as follows with no impact to the net asset value per share (amounts in thousands). In addition, the TCW Galileo Dividend Focused Fund reclassified $5 between paid-in capital and undistributed net investment income due to non-deductible excise taxes paid by the fund.

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in Capital
TCW Galileo Aggressive Growth Equities Fund	$668	$300	$(968)
TCW Galileo Convertible Securities Fund	152	(29)	(123)
TCW Galileo Diversified Value Fund	—	(99)	99
TCW Galileo Dividend Focused Fund	1,795	(1,842)	47
TCW Galileo Focused Equities Fund	—	1	(1)
TCW Galileo Growth Equities Fund	215	—	(215)
TCW Galileo Growth Insights Fund	15	—	(15)
TCW Galileo Opportunity Fund	364	(31)	(333)
TCW Galileo Select Equities Fund	28,328	69	(28,397)
TCW Galileo Small Cap Growth Fund	1,069	—	(1,069)
TCW Galileo Value Added Fund	231	(465)	234
TCW Galileo Value Opportunities Fund	343	(651)	308

U.S. EQUITIES

TCW Galileo Funds, Inc.

  October 31, 2005

During the years ended October 31, 2005 and 2004, the tax character of distributions paid was as follows (amounts in thousands):

	TCW Galileo Convertible Securities Fund		TCW Galileo Diversified Value Fund		TCW Galileo Dividend Focused Fund		TCW Galileo Equities Fund
	2005	2004	2005	2004	2005	2004	2005	2004
Distributions paid from:
Ordinary Income	$410	$745	$237	$11	$9,285	$909	$887	$582
Long-Term Capital Gain	—	—	740	—	2,200	2,406	—	—
Total Distributions	$410	$745	$977	$11	$11,485	$3,315	$887	$582
	TCW Galileo Large Cap Core Fund		TCW Galileo Opportunity Fund		TCW Galileo Value Added Fund		TCW Galileo Value Opportunity Fund
	2005	2004	2005	2004	2005	2004	2005	2004
Distributions paid from:
Ordinary Income	$2	$—	$266	$—	$1,279	$301	$—	$—
Long-Term Capital Gain	—	—	4,327	322	2,430	—	16,176	—
Total Distributions	$2	$—	$4,593	$322	$3,709	$301	$16,176	$—

At October 31, 2005, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	TCW Galileo Aggressive Growth Fund	TCW Galileo Convertible Securities Fund	TCW Galileo Diversified Value Fund	TCW Galileo Dividend Focused Fund
Unrealized Appreciation	$12,788	$1,351	$10,177	$61,388
Unrealized (Depreciation)	(1,574)	(1,274)	(4,492)	(40,892)
Net Unrealized Appreciation	$11,214	$77	$5,685	$20,496
Cost of Investments for Federal Income Tax Purposes	$39,031	$20,728	$173,606	$918,994
	TCW Galileo Equities Fund	TCW Galileo Focused Equities Fund	TCW Galileo Growth Equities Fund	TCW Galileo Growth Insights Fund
Unrealized Appreciation	$17,100	$384	$4,424	$235
Unrealized (Depreciation)	(1,293)	(39)	(370)	(43)
Net Unrealized Appreciation	$15,807	$345	$4,054	$192
Cost of Investments for Federal Income Tax Purposes	$90,009	$1,928	$20,761	$1,070

U.S. EQUITIES

TCW Galileo Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

	TCW Galileo Large Cap Core Fund	TCW Galileo Large Cap Growth Fund	TCW Galileo Opportunity Fund	TCW Galileo Select Equities Fund
Unrealized Appreciation	$1,055	$172	$16,461	$1,164,727
Unrealized (Depreciation)	(218)	(115)	(3,947)	(171,551)
Net Unrealized Appreciation	$837	$57	$12,514	$993,176
Cost of Investments for Federal Income Tax Purposes	$10,096	$2,155	$90,448	$3,807,349
	TCW Galileo Small Cap Growth Fund	TCW Galileo Value Added Fund	TCW Galileo Value Opportunities Fund
Unrealized Appreciation	$12,783	$2,804	$133,636
Unrealized (Depreciation)	(2,472)	(1,765)	(73,485)
Net Unrealized Appreciation	$10,311	$1,039	$60,151
Cost of Investments for Federal Income Tax Purposes	$62,713	$29,760	$1,226,689

At October 31, 2005, the following funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2009	2010	2011	2012	2013
TCW Galileo Aggressive Growth Equities Fund	$—	$31,781	$5,984	$—	$—
TCW Galileo Convertible Securities Fund	6,058	8,584	—	—	—
TCW Galileo Equities Fund	—	—	5,029	—	—
TCW Galileo Growth Equities Fund	—	—	—	256	91
TCW Galileo Growth Insights Fund	159	1,051	443	—	—
TCW Galileo Large Cap Growth Fund	4,609	596	431	—	—
TCW Galileo Select Equities Fund	52,973	14,594	198,888	90,469	—
TCW Galileo Small Cap Growth Fund	16,815	83,521	27,310	—	—

Note 5 — Fund Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Galileo Aggressive Growth Equities Fund	1.00%
TCW Galileo Convertible Securities Fund	0.75%
TCW Galileo Diversified Value Fund	0.75%
TCW Galileo Dividend Focused Fund	0.75%
TCW Galileo Equities Fund	0.55%
TCW Galileo Focused Equities Fund	0.65%
TCW Galileo Growth Equities Fund	1.00%
TCW Galileo Growth Insights Fund	0.90%
TCW Galileo Large Cap Core Fund	0.55%
TCW Galileo Large Cap Growth Fund	0.55%
TCW Galileo Opportunity Fund	0.90%
TCW Galileo Select Equities Fund	0.75%
TCW Galileo Small Cap Growth Fund	1.00%
TCW Galileo Value Added Fund	1.00%
TCW Galileo Value Opportunities Fund	0.80%

U.S. EQUITIES

TCW Galileo Funds, Inc.

  October 31, 2005

In addition to the management fees, the Funds reimburse, with approval by the Funds' Board of Directors, a portion of the Advisor costs associated in support of the Funds' Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based on the net management fees paid and is included on the Statement of Operations.

The operating expenses for I and N Classes are limited to the average of the total expense ratios as reported by Lipper, Inc. ("Lipper Average") for each fund's respective investment objective, which is subject to change on a monthly basis. The operating expenses for the K Class are limited to the Lipper Average plus 0.25% of the class net assets. This expense limitation is voluntary and is terminable on a six months notice. At October 31, 2005, the average expense ratios reported by Lipper, Inc. as they relate to each fund were:

TCW Galileo Aggressive Growth Equities Fund	1.65%
TCW Galileo Convertible Securities Fund	1.50%
TCW Galileo Diversified Value Fund	1.38%
TCW Galileo Dividend Focused Fund	1.42%
TCW Galileo Equities Fund	1.41%
TCW Galileo Focused Equities Fund	1.38%
TCW Galileo Growth Equities Fund	1.65%
TCW Galileo Growth Insights Fund	1.65%
TCW Galileo Large Cap Core Fund	1.47%
TCW Galileo Large Cap Growth Fund	1.47%
TCW Galileo Opportunity Fund	1.53%
TCW Galileo Select Equities Fund	1.47%
TCW Galileo Small Cap Growth Fund	1.70%
TCW Galileo Value Added Fund	1.59%
TCW Galileo Value Opportunities Fund	1.48%

The amount borne by the Advisor when the operating expenses of a fund are in excess of the Lipper Average cannot be recaptured in the subsequent fiscal years. The advisor can recapture expenses only within a given fiscal year for that year's operating expenses.

Note 6 — Distribution Plan

TCW Brokerage Services ("Distributor"), an affiliate of the Advisor, serves as the non-exclusive distributor of each class of the Company's shares. The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class and K Class shares of each fund. Under the terms of the plan, each fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the fund attributable to its N Class and K Class shares for distribution and related services.

The K Class shares are also subject to an administrative services fee. The Distributor receives an administrative services fee at an annual rate of up to 0.50% of the average daily net assets of the class for procuring recordkeeping, subaccounting and other administrative services to investors of the class. The Distributor expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Notes to Financial Statements (Continued)

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2005, were as follows (amounts in thousands):

	TCW Galileo Aggressive Growth Equities Fund	TCW Galileo Convertible Securities Fund	TCW Galileo Diversified Value Fund	TCW Galileo Dividend Focused Fund
Purchases at Cost	$39,327	$17,695	$119,447	$756,045
Sales Proceeds	$89,727	$18,133	$25,666	$171,765
	TCW Galileo Equities Fund	TCW Galileo Focused Equities Fund	TCW Galileo Growth Equities Fund	TCW Galileo Growth Insights Fund
Purchases at Cost	$33,523	$978	$19,859	$1,066
Sales Proceeds	$68,364	$901	$10,102	$1,831
	TCW Galileo Large Cap Core Fund	TCW Galileo Large Cap Growth Fund	TCW Galileo Opportunity Fund	TCW Galileo Select Equities Fund
Purchases at Cost	$11,684	$2,211	$49,531	$861,894
Sales Proceeds	$1,649	$4,045	$33,389	$648,281
	TCW Galileo Small Cap Growth Fund		TCW Galileo Value Added Fund	TCW Galileo Value Opportunities Fund
Purchases at Cost	$62,989		$21,252	$685,772
Sales Proceeds	$156,935		$29,825	$790,117

There were no purchases or sales of U.S. Government securities for the year ended October 31, 2005.

Note 8 — Capital Share Transactions

The Company's Articles of Incorporation permit the Board of Directors to issue one hundred sixty-two billion shares of capital stock with a par value of $0.001 per share. Transactions in each fund's shares were as follows:

TCW Galileo Aggressive Growth Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	246,258	$3,005	585,508	$7,261
Shares Redeemed	(3,372,825)	(41,027)	(3,440,666)	(43,145)
Net (Decrease)	(3,126,567)	$(38,022)	(2,855,158)	$(35,884)

U.S. EQUITIES

TCW Galileo Funds, Inc.

  October 31, 2005

TCW Galileo Aggressive Growth Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	841,413	$10,134	2,735,056	$33,078
Shares Redeemed	(1,842,316)	(22,252)	(4,688,457)	(55,362)
Net (Decrease)	(1,000,903)	$(12,118)	(1,953,401)	$(22,284)
TCW Galileo Convertible Securities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	639,243	$5,735	199,874	$1,760
Shares Issued upon Reinvestment of Dividends	41,981	367	77,115	667
Shares Redeemed	(760,564)	(6,647)	(2,201,299)	(18,953)
Net (Decrease)	(79,340)	$(545)	(1,924,310)	$(16,526)
TCW Galileo Diversified Value Fund			January 2, 2004 (Commencement of
I Class	Year Ended October 31, 2005		Offering of I Class Shares) through October 31, 2004
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,767,349	$93,093	2,559,250	$30,009
Shares Issued upon Reinvestment of Dividends	45,624	601	—	—
Shares Redeemed	(660,325)	(9,016)	(94,009)	(1,140)
Net Increase	6,152,648	$84,678	2,465,241	$28,869
TCW Galileo Diversified Value Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,025,614	$26,921	926,152	$10,691
Shares Issued upon Reinvestment of Dividends	22,583	297	796	9
Shares Redeemed	(577,846)	(7,820)	(568,057)	(6,545)
Net Increase	1,470,351	$19,398	358,891	$4,155

TCW Galileo Dividend Focused Fund	November 1, 2004 (Commencement of
I Class	Offering of I Class Shares) through October 31, 2005
	Shares	Amount (in thousands)
Shares Sold	4,930,542	$55,881
Shares Issued upon Reinvestment of Dividends	47,509	544
Shares Redeemed	(420,039)	(4,801)
Net Increase	4,558,012	$51,624

U.S. EQUITIES

TCW Galileo Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Galileo Dividend Focused Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	63,873,945	$726,668	18,287,498	$189,759
Shares Issued upon Reinvestment of Dividends	868,374	9,916	314,953	3,054
Shares Redeemed	(11,831,395)	(134,626)	(1,449,874)	(15,024)
Net Increase	52,910,924	$601,958	17,152,577	$177,789
TCW Galileo Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,903,030	$28,212	2,617,041	$34,651
Shares Issued upon Reinvestment of Dividends	42,676	601	34,966	441
Shares Redeemed	(4,366,615)	(63,857)	(2,908,758)	(38,691)
Net (Decrease)	(2,420,909)	$(35,044)	(256,751)	$(3,599)
TCW Galileo Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	359,062	$5,177	265,366	$3,493
Shares Issued upon Reinvestment of Dividends	2,044	29	—	—
Shares Redeemed	(128,906)	(1,879)	(89,372)	(1,172)
Net Increase	232,200	$3,327	175,994	$2,321
TCW Galileo Focused Equities Fund	November 1, 2004 (Commencement of

I Class	Offering of I Class Shares) through October 31, 2005
	Shares	Amount (in thousands)
Shares Sold	5,223	$64
Shares Redeemed	(5,214)	(63)
Net Increase	9	$1

TCW Galileo Focused Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,241	$62	73,239	$784
Net Increase	5,241	$62	73,239	$784

U.S. EQUITIES

TCW Galileo Funds, Inc.

  October 31, 2005

TCW Galileo Growth Equities Fund			March 1, 2004 Commencement of
I Class	Year Ended October 31, 2005		Operations) through October 31, 2004
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,328,175	$13,192	1,159,238	$11,512
Shares Redeemed	(312,045)	(3,192)	(12)	—	(1)
Net Increase	1,016,130	$10,000	1,159,226	$11,512

(1)  Amounts round to less than $1.

TCW Galileo Growth Equities Fund			March 1, 2004 Commencement of
N Class	Year Ended October 31, 2005		Operations) through October 31, 2004
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	10	$—	(1)
Net Increase	—	$—	10	$—	(1)

(1)  Amounts rounds to less than $1.

TCW Galileo Growth Insights Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,004	$7	14,862	$95
Shares Redeemed	(28,051)	(181)	(98,655)	(614)
Net (Decrease)	(27,047)	$(174)	(83,793)	$(519)

TCW Galileo Large Cap Core Fund	November 1, 2004 (Commencement of
I Class	Operations) through October 31, 2005
	Shares	Amount (in thousands)
Shares Sold	489,453	$5,000
Shares Issued upon Reinvestment of Dividends	122	1
Net Increase	489,575	$5,001
TCW Galileo Large Cap Core Fund	November 1, 2004 (Commencement of
N Class	Operations) through October 31, 2005
	Shares	Amount (in thousands)
Shares Sold	489,453	$5,000
Shares Issued upon Reinvestment of Dividends	122	1
Net Increase	489,575	$5,001

U.S. EQUITIES

TCW Galileo Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Galileo Large Cap Growth Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	149,182	$1,339	238,493	$2,076
Shares Redeemed	(347,361)	(3,072)	(359,692)	(3,142)
Net (Decrease)	(198,179)	$(1,733)	(121,199)	$(1,066)
TCW Galileo Large Cap Growth Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,449	$39	188,168	$1,645
Shares Redeemed	(25,009)	(214)	(168,757)	(1,445)
Net Increase (Decrease)	(20,560)	$(175)	19,411	$200
TCW Galileo Opportunity Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,030,925	$14,265	1,219,114	$16,039
Shares Issued upon Reinvestment of Dividends	136,077	1,840	12,612	156
Shares Redeemed	(1,008,286)	(14,007)	(1,054,526)	(14,018)
Net Increase	158,716	$2,098	177,200	$2,177
TCW Galileo Opportunity Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,730,250	$22,987	1,172,900	$15,445
Shares Issued upon Reinvestment of Dividends	172,204	2,311	12,085	149
Shares Redeemed	(723,866)	(9,734)	(439,276)	(5,652)
Net Increase	1,178,588	$15,564	745,709	$9,942
TCW Galileo Opportunity Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
K Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	215,231	$2,926	5,984	$80
Shares Issued upon Reinvestment of Dividends	1,234	17	—	—
Shares Redeemed	(61,721)	(844)	—	—
Net Increase	154,744	$2,099	5,984	$80

U.S. EQUITIES

TCW Galileo Funds, Inc.

  October 31, 2005

TCW Galileo Select Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	64,936,874	$1,199,212	63,617,686	$1,104,053
Shares Redeemed	(49,885,216)	(925,369)	(36,444,178)	(632,432)
Net Increase	15,051,658	$273,843	27,173,508	$471,621
TCW Galileo Select Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	27,094,643	$491,097	42,494,878	$730,535
Shares Redeemed	(35,183,920)	(632,721)	(17,928,398)	(301,894)
Net Increase (Decrease)	(8,089,277)	$(141,624)	24,566,480	$428,641
TCW Galileo Select Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
K Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	68,968	$1,242	3,072	$54
Shares Redeemed	(9,678)	(178)	—	—
Net Increase	59,290	$1,064	3,072	$54
TCW Galileo Small Cap Growth Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	505,355	$7,746	1,263,089	$18,739
Shares Redeemed	(2,978,425)	(45,452)	(3,802,528)	(55,548)
Net (Decrease)	(2,473,070)	$(37,706)	(2,539,439)	$(36,809)
TCW Galileo Small Cap Growth Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	685,692	$10,558	5,040,188	$74,849
Shares Redeemed	(4,221,835)	(66,221)	(5,188,455)	(76,328)
Net (Decrease)	(3,536,143)	$(55,663)	(148,267)	$(1,479)
TCW Galileo Value Added Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	395,002	$5,181	777,124	$11,313
Shares Issued upon Reinvestment of Dividends	265,221	3,615	20,272	291
Shares Redeemed	(1,042,469)	(13,796)	(707,964)	(10,031)
Net Increase (Decrease)	(382,246)	$(5,000)	89,432	$1,573

U.S. EQUITIES

TCW Galileo Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Galileo Value Opportunities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	14,697,234	$328,858	26,917,636	$559,757
Shares Issued upon Reinvestment of Dividends	499,367	10,967	—	—
Shares Redeemed	(15,232,562)	(339,414)	(14,787,171)	(304,398)
Net Increase (Decrease)	(35,961)	$411	12,130,465	$255,359
TCW Galileo Value Opportunities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,270,275	$71,848	12,343,226	$253,770
Shares Issued upon Reinvestment of Dividends	190,580	4,135	—	—
Shares Redeemed	(8,532,120)	(187,483)	(4,290,116)	(86,770)
Net Increase (Decrease)	(5,071,265)	$(111,500)	8,053,110	$167,000
TCW Galileo Value Opportunities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
K Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	121,575	$2,717	27,196	$544
Shares Issued upon Reinvestment of Dividends	401	9	—	—
Shares Redeemed	(22,960)	(506)	(4,581)	(92)
Net Increase	99,016	$2,220	22,615	$452

There were no transactions in the TCW Galileo Aggressive Growth Equities Fund — K Class, TCW Galileo Large Cap Value Fund — K Class and TCW Galileo Small Cap Growth Fund — K Class, and in the TCW Galileo Value Added Fund's N and K Class shares during the year ended October 31, 2005 and the year ended October 31, 2004.

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities (excluding 144A issues) at October 31, 2005.

Note 10 – Subsequent Event

TCW Galileo Large Cap Growth Fund will terminate on January 31, 2006. Remaining shareholders of the Fund (both classes) will be redeemed out of the Fund using the net asset value on that date.

TCW Galileo Aggressive Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$12.18	$11.55	$7.80	$10.14	$28.11
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.11)	(0.12)	(0.10)	(0.11)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	0.65	0.75	3.85	(2.23)	(16.92)
Total from Investment Operations	0.54	0.63	3.75	(2.34)	(17.05)
Less Distributions:
Distributions from Net Realized Gain	—	—	—	—	(0.92)
Net Asset Value per Share, End of Year	$12.72	$12.18	$11.55	$7.80	$10.14
Total Return	4.43%	5.45%	48.08%	(23.08)%	(62.42)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$27,080	$64,007	$93,689	$60,328	$91,698
Ratio of Expenses to Average Net Assets	1.35%	1.23%	1.25%	1.22%	1.18%
Ratio of Net Investment (Loss) to Average Net Assets	(0.86)%	(0.98)%	(1.09)%	(1.06)%	(0.83)%
Portfolio Turnover Rate	57.17%	22.78%	45.52%	20.92%	25.47%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Aggressive Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2005		2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$11.92		$11.35	$7.69	$10.05	$28.01
Income (Loss) from Investment Operations:
Net Investment (Loss) (2)	(0.14)		(0.16)	(0.14)	(0.14)	(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	0.63		0.73	3.80	(2.22)	(16.86)
Total from Investment Operations	0.49		0.57	3.66	(2.36)	(17.04)
Less Distributions:
Distributions from Net Realized Gain	—		—	—	—	(0.92)
Net Asset Value per Share, End of Year	$12.41		$11.92	$11.35	$7.69	$10.05
Total Return	4.20%		5.02%	47.60%	(23.41)%	(62.63)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$14,956		$26,286	$47,211	$23,443	$23,018
Ratio of Expenses to Average Net Assets	1.67	% (1)	1.64%	1.66%	1.62%	1.57	% (1)
Ratio of Net Investment (Loss) to Average Net Assets	(1.21)%		(1.39)%	(1.50)%	(1.46)%	(1.22)%
Portfolio Turnover Rate	57.17%		22.78%	45.52%	20.92%	25.47%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months' notice. Had such action not been taken, total annualized operating expenses, as a percentage of net assets, would have been 1.86%, and 1.57% (the reimbursement is less than 0.01%) for the years ended October 31, 2005 and 2001 respectively.

(2)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Aggressive Growth Equities Fund

Financial Highlights — K Class

	Year Ended October 31,		November 1, 2002 (Commencement of Offering of K Class Shares) through
	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$12.18	$11.55	$7.80
Income (Loss) from Investment Operations:
Net Investment (Loss) (3)	(0.12)	(0.12)	(0.11)
Net Realized and Unrealized Gain on Investments	0.66	0.75	3.86
Total from Investment Operations	0.54	0.63	3.75
Net Asset Value per Share, End of Period	$12.72	$12.18	$11.55
Total Return	4.44%	5.45%	48.08%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands) (2)	$—	$—	$—
Ratio of Expenses to Average Net Assets (1)	1.93%	1.71%	1.74%
Ratio of Net Investment (Loss) to Average Net Assets	(0.96)%	(0.97)%	(1.11)%
Portfolio Turnover Rate	57.17%	22.78%	45.52%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months' notice. Had such action not been taken, total annualized operating expenses, as a percentage of net assets, would have been 4,868.51%, 2,015.47% for the years ended October 31, 2005 and 2004 respectively and 2.25% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

(2)  Amount rounds to less than $1 (in thousands).

(3)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Convertible Securities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005	2004	2003	2002 (1)	2001
Net Asset Value per Share, Beginning of Year	$8.47	$8.31	$7.03	$8.98	$15.17
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.13	0.18	0.31	0.44	0.44
Net Realized and Unrealized Gain (Loss) on Investments	0.20	0.23	1.33	(1.96)	(4.31)
Total from Investment Operations	0.33	0.41	1.64	(1.52)	(3.87)
Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.25)	(0.36)	(0.43)	(0.48)
Distributions from Net Realized Gain	—	—	—	—	(1.84)
Total Distributions	(0.15)	(0.25)	(0.36)	(0.43)	(2.32)
Net Asset Value per Share, End of Year	$8.65	$8.47	$8.31	$7.03	$8.98
Total Return	3.81%	5.02%	23.92%	(17.54)%	(28.37)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$18,761	$19,051	$34,658	$46,817	$51,388
Ratio of Expenses to Average Net Assets	1.37%	1.31%	1.03%	1.11%	1.04%
Ratio of Net Investment Income to Average Net Assets	1.46%	2.09%	4.02%	5.32%	4.05%
Portfolio Turnover Rate	81.39%	46.43%	179.64%	146.10%	169.18%

(1)  The Fund has adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by less than $0.01, decrease net realized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets from 5.37% to 5.32%. Per shares and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation

(2)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Diversified Value Fund

Financial Highlights — I Class

	Year Ended October 31, 2005	January 2, 2004 (Commencement of Offering of I Class Shares) through October 31, 2004
Net Asset Value per Share, Beginning of Period	$12.34	$11.27
Income from Investment Operations:
Net Investment Income (3)	0.09	0.01
Net Realized and Unrealized Gain on Investments	1.67	1.06
Total from Investment Operations	1.76	1.07
Less Distributions:
Distributions from Net Investment Income	(0.04)	—
Distributions from Net Realized Gain	(0.21)	—
Total Distributions	(0.25)	—
Net Asset Value per Share, End of Period	$13.85	$12.34
Total Return	14.33%	9.49	% (1)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$119,319	$30,426
Ratio of Expenses to Average Net Assets	1.01%	1.24	% (2)
Ratio of Net Investment Income to Average Net Assets	0.63%	0.08	% (2)
Portfolio Turnover Rate	34.74%	59.75	% (4)

(1)  For the period January 2, 2004 (Commencement of Offering of I Class Shares) through October 31, 2004 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  Computed using average shares outstanding throughout the period.

(4)  Represents the Fund's turnover for the year ended October 31, 2004.

See accompanying notes to financial statements.

TCW Galileo Diversified Value Fund

Financial Highlights — N Class

	Year Ended October 31,				December 1, 2001 through		Year Ended November 30,
	2005	2004		2003	October 31, 2002		2001 (5)	2000 (5)
Net Asset Value per Share, Beginning of Year	$12.32	$10.61		$8.23	$10.16		$10.21	$9.31
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.04 (4)	(0.01	) (4)	0.01 (4)	0.07	(4)	0.02	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.65	1.73		2.44	(1.99)		(0.04)	0.89
Total from Investment Operations	1.69	1.72		2.45	(1.92)		(0.02)	0.95
Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.01)		(0.07)	(0.01)		(0.03)	(0.05)
Distributions from Net Realized Gain	(0.21)	—		—	—		—	—
Total Distributions	(0.23)	(0.01)		(0.07)	(0.01)		(0.03)	(0.05)
Net Asset Value per Share, End of Year	$13.78	$12.32		$10.61	$8.23		$10.16	$10.21
Total Return	13.81%	16.25%		29.99%	(18.87	)% (1)	(0.29)%	10.21%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$35,248	$13,396		$7,729	$3,888		$5,098	$6,305
Ratio of Expenses to Average Net Assets (3)	1.40%	1.45%		1.34%	0.67	% (2)	1.22%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	(0.06)%		0.14%	0.76	% (2)	0.20%	0.51%
Portfolio Turnover Rate	34.74%	59.75%		38.33%	32.26	% (1)	34.00%	83.00%

(1)  For the period December 1, 2001 through October 31, 2002 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. for the period beginning after January 1, 2003. For the period from December 17, 2001 (the merger date) through December 31, 2002, the operating expenses were limited to 0.67% of the Fund's average daily net assets as stipulated under the Merger Proxy Statement. For periods prior to December 17, 2001, the operating expenses were limited to 1.22% of the Fund's average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.41%, 1.80% and 2.43% for the years ended October 31, 2005, 2004 and 2003, respectively, 3.21% for the period December 1, 2001 through October 31, 2002, 3.04% and 2.88% for the years ended November 30, 2001 and 2000, respectively.

(4)  Computed using average shares outstanding throughout the period.

(5)  Reflects the A Class of the former SG Cowen Large Cap Value Fund adjusted for the exchange.

See accompanying notes to financial statements.

TCW Galileo Dividend Focused Fund

Financial Highlights — I Class

November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005
Net Asset Value per Share, Beginning of Year	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (1)	0.16
Net Realized and Unrealized (Loss) on Investments	1.42
Total from Investment Operations	1.58
Less Distributions:
Distributions from Net Investment Income	(0.18)
Distributions from Net Realized Gain	(0.08)
Total Distributions	(0.26)
Net Asset Value per Share, End of Year	$11.32
Total Return	9.73%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$51,577
Ratio of Expenses to Average Net Assets	1.02%
Ratio of Net Investment Income to Average Net Assets	1.37%
Portfolio Turnover Rate	31.50%

(1)  Computed using average shares outstanding for the period.

See accompanying notes to financial statements.

TCW Galileo Dividend Focused Fund

Financial Highlights — N Class

	Year Ended October 31,				December 1, 2001 through		Year Ended November 30,
	2005	2004	2003		October 31, 2002		2001 (5)	2000 (5)
Net Asset Value per Share, Beginning of Year	$10.56	$10.12	$8.92		$10.63		$10.40	$8.35
Income (Loss) from Investment Operations:
Net Investment Income	0.14 (4)	0.09 (4)	0.10	(4)	0.11	(4)	0.10	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.86	1.27	2.13		(1.27)		0.58	2.44
Total from Investment Operations	1.00	1.36	2.23		(1.16)		0.68	2.57
Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.10)	(0.12)		(0.11)		(0.12)	(0.15)
Distributions from Net Realized Gain	(0.08)	(0.82)	(0.91)		(0.44)		(0.33)	(0.37)
Total Distributions	(0.26)	(0.92)	(1.03)		(0.55)		(0.45)	(0.52)
Net Asset Value per Share, End of Year	$11.30	$10.56	$10.12		$8.92		$10.63	$10.40
Total Return	9.48%	14.36%	27.59%		(11.48	)% (1)	6.72%	33.04%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$827,175	$214,493	$31,949		$26,718		$34,578	$34,657
Ratio of Expenses to Average Net Assets	1.25%	1.33%	1.39	% (3)	1.15	% (2)(3)	1.43%	1.36%
Ratio of Net Investment Income to Average Net Assets	1.27%	0.91%	1.13%		1.18	% (2)	0.98%	1.45%
Portfolio Turnover Rate	31.50%	44.05%	33.22%		60.23	% (1)	1.00%	73.00%

(1)  For the period December 1, 2001 through October 31, 2002 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  For the period from December 17, 2001 (the merger date) through December 31, 2002, the Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed 1.15% of the Fund's average daily net assets as stipulated under the Merger Proxy Statement. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.52% for the year ended October 31, 2003, and 1.53% for the period December 1, 2001 through October 31, 2002.

(4)  Computed using average shares outstanding throughout the period.

(5)  Reflects the A Class of the former SG Cowen Income + Growth Fund adjusted for the exchange.

See accompanying notes to financial statements.

TCW Galileo Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$13.64	$12.09	$9.75	$10.99	$14.12
Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.10	0.08	0.09	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.38	1.52	2.36	(1.25)	(3.12)
Total from Investment Operations	1.49	1.62	2.44	(1.16)	(3.04)
Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.07)	(0.10)	(0.08)	(0.09)
Net Asset Value per Share, End of Year	$15.00	$13.64	$12.09	$9.75	$10.99
Total Return	10.99%	13.40%	25.26%	(10.68)%	(21.62)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$93,495	$118,025	$107,731	$112,716	$137,425
Ratio of Expenses to Average Net Assets	0.77%	0.74%	0.79%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.78%	0.77%	0.74%	0.80%	0.67%
Portfolio Turnover Rate	32.31%	49.31%	60.52%	57.35%	82.83%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$13.57	$12.05	$9.72	$10.95	$14.10
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.02	0.01	0.01	0.01	— (2)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	1.51	2.36	(1.24)	(3.12)
Total from Investment Operations	1.40	1.52	2.37	(1.23)	(3.12)
Less Distributions:
Distributions from Net Investment Income	(0.06)	—	(0.04)	—	(0.03)
Net Asset Value per Share, End of Year	$14.91	$13.57	$12.05	$9.72	$10.95
Total Return	10.32%	12.62%	24.48%	(11.23)%	(22.19)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$10,931	$6,800	$3,916	$2,885	$2,631
Ratio of Expenses to Average Net Assets (1)	1.42%	1.42%	1.40%	1.38%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	0.10%	0.07%	0.13%	(0.01)%
Portfolio Turnover Rate	32.31%	49.31%	60.52%	57.35%	82.83%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.60%, 1.84%, 2.42%, 2.32%, and 1.90%, for the years ended October 31, 2005, 2004, 2003, 2002, and 2001, respectively.

(2)  Amount rounds to less than $0.01.

(3)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Equities Fund

Financial Highlights — K Class

	Year Ended October 31,		November 1, 2002 (Commencement of Offering of K Class Shares) through
	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$13.70	$12.09	$9.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.10	0.10	(0.03)
Net Realized and Unrealized Gain on Investments	1.39	1.51	2.37
Total from Investment Operations	1.49	1.61	2.34
Net Asset Value per Share, End of Period	$15.19	$13.70	$12.09
Total Return	10.79%	13.32%	24.00%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands) (2)	$—	$—	$—
Ratio of Expenses to Average Net Assets (1)	1.67%	1.42%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.66%	0.76%	(0.24)%
Portfolio Turnover Rate	32.31%	49.31%	60.52%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 5,581.01% and 2,294.74% for the years ended October 31, 2005 and 2004, respectively, and 2.19% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

(2)  Amounts round to less than $1 (in thousands).

(3)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Focused Equities Fund

Financial Highlights — I Class

	November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005
Net Asset Value per Share, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment (Loss) (3)	(0.02)
Net Realized and Unrealized Gain on Investments	2.30
Total from Investment Operations	2.28
Net Asset Value per Share, End of Period	$12.28
Total Return	11.94%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands) (2)	$—
Ratio of Expenses to Average Net Assets	1.38	% (1)
Ratio of Net Investment (Loss) to Average Net Assets	(0.21)%
Portfolio Turnover Rate	42.82%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 416.31% for the period from November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005.

(2)  Amount rounds to less than $1 (in thousands).

(3)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Focused Equities Fund

Financial Highlights — N Class

	Year Ended October 31,				March 1, 2001 (Commencement of Operations) through
	2005	2004	2003	2002	October 31, 2001
Net Asset Value per Share, Beginning of Period	$10.97	$9.51	$7.50	$8.80	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (5)	0.01	(0.01)	— (4)	0.01	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.30	1.47	2.03	(1.31)	(1.17)
Total from Investment Operations	1.31	1.46	2.03	(1.30)	(1.20)
Less Distributions:
Distributions from Net Investment Income	—	—	(0.02)	—	—
Net Asset Value per Share, End of Period	$12.28	$10.97	$9.51	$7.50	$8.80
Total Return	11.94%	15.35%	27.13%	(14.77)%	(12.00	)% (1)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,251	$1,952	$996	$784	$919
Ratio of Expenses to Average Net Assets (3)	1.38%	1.41%	1.40%	1.38%	1.49	% (2)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05%	(0.06)%	0.04%	0.06%	(0.44	)% (2)
Portfolio Turnover Rate	42.82%	67.96%	68.28%	71.03%	83.29	% (1)

(1)  For the period March 1, 2001 (Commencement of Operations) through October 31, 2001 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 3.43%, 3.56%, 7.37% and 6.93% for the years ended October 31, 2005, 2004, 2003 and 2002, respectively, and 10.29% for the period March 1, 2001 (Commencement of Operations) through October 31, 2001.

(4)  Amount rounds to less than $0.01.

(5)  Computed using average shares outstanding for the period.

See accompanying notes to financial statements.

TCW Galileo Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31, 2005	March 1, 2004 (Commencement of Operations) through October 31, 2004
Net Asset Value per Share, Beginning of Period	$9.98	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (4)	(0.13)	(0.10)
Net Realized and Unrealized Gain on Investments	1.61	0.08
Total from Investment Operations	1.48	(0.02)
Net Asset Value per Share, End of Period	$11.46	$9.98
Total Return	14.83%	(0.20	)% (1)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,925	$11,567
Ratio of Expenses to Average Net Assets	1.62%	1.71	% (2)(3)
Ratio of Net Investment (Loss) to Average Net Assets	(1.20)%	(1.49	)% (2)
Portfolio Turnover Rate	57.18%	19.21	% (1)

(1)  For the period March 1, 2004 (Commencement of Operations) through October 31, 2004 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.82% for the period March 1, 2004 (Commencement of Operations) through October 31, 2004.

(4)  Computed using average shares outstanding for the period.

See accompanying notes to financial statements.

TCW Galileo Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31, 2005	March 1, 2004 (Commencement of Operations) through October 31, 2004
Net Asset Value per Share, Beginning of Period	$9.98	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (5)	(0.10)	(0.02)
Net Realized and Unrealized Gain on Investments	1.58	—
Total from Investment Operations	1.48	(0.02)
Net Asset Value per Share, End of Period	$11.46	$9.98
Total Return	14.83%	(0.20	)% (1)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$— (4)	$—	(4)
Ratio of Expenses to Average Net Assets (3)	1.67%	1.71	% (2)
Ratio of Net Investment (Loss) to Average Net Assets	(0.95)%	(0.36	)% (2)
Portfolio Turnover Rate	57.18%	19.21	% (1)

(1)  For the period March 1, 2004 (Commencement of Operations) through October 31, 2004 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 5,104.46% for the year ended October 31, 2005 and 76.18% for the period March 1, 2004 (Commencement of Operations) Through October 31, 2004.

(4)  Amount rounds to less than $1 (in thousands).

(5)  Computed using average shares outstanding for the period.

See accompanying notes to financial statements.

TCW Galileo Growth Insights Fund

Financial Highlights — N Class

	Year Ended October 31,				December 1, 2000 (Commencement of Operations) through
	2005	2004	2003	2002	October 31, 2001
Net Asset Value per Share, Beginning of Period	$6.22	$6.21	$4.65	$6.36	$10.00
Income (Loss) from Investment Operations:
Net Investment (Loss) (4)	(0.08)	(0.08)	(0.07)	(0.09)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.74	0.09	1.63	(1.62)	(3.54)
Total from Investment Operations	0.66	0.01	1.56	(1.71)	(3.64)
Net Asset Value per Share, End of Period	$6.88	$6.22	$6.21	$4.65	$6.36
Total Return	10.61%	0.16%	33.55%	(26.89)%	(36.40	)% (1)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,235	$1,286	$1,804	$1,953	$3,015
Ratio of Expenses to Average Net Assets (3)	1.67%	1.72%	1.76%	1.66%	1.60	% (2)
Ratio of Net Investment (Loss) to Average Net Assets	(1.16)%	(1.33)%	(1.29)%	(1.39)%	(1.32	)% (2)
Portfolio Turnover Rate	82.43%	74.53%	41.99%	167.56%	138.34	% (1)

(1)  For the period December 1, 2000 (Commencement of Operations) through October 31, 2001 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 4.83%, 3.50%, 4.02% and 2.83% for the years ended October 31, 2005, 2004, 2003, and 2002 respectively, and 4.63% for the period December 1, 2000 (Commencement of Operations) through October 31, 2001.

(4)  Computed using average shares outstanding for the period.

See accompanying notes to financial statements.

TCW Galileo Large Cap Core Fund

Financial Highlights — I Class

	November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005
Net Asset Value per Share, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.01
Net Realized and Unrealized Gain on Investments	1.14
Total from Investment Operations	1.15
Less Distributions:
Distributions from Net Investment Income	(0.03)
Net Asset Value per Share, End of Period	$11.12
Total Return	11.47%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,444
Ratio of Expenses to Average Net Assets	1.45	% (1)
Ratio of Net Investment Income to Average Net Assets	0.05%
Portfolio Turnover Rate	29.68%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 1.94% for the period November 1, 2004 (Commencement of Operations) through October 31, 2005.

(2)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Large Cap Core Fund

Financial Highlights — N Class

	November 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2005
Net Asset Value per Share, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.01
Net Realized and Unrealized Gain on Investments	1.14
Total from Investment Operations	1.15
Less Distributions:
Distributions from Net Investment Income	(0.03)
Net Asset Value per Share, End of Period	$11.12
Total Return	11.47%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,444
Ratio of Expenses to Average Net Assets	1.45	% (1)
Ratio of Net Investment Income to Average Net Assets	0.05%
Portfolio Turnover Rate	29.68%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 2.19% for the period November 1, 2004 (Commencement of Operations) through October 31, 2005.

(2)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Large Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$8.50	$8.30	$6.71	$8.63	$17.97
Income (Loss) from Investment Operations:
Net Investment (Loss) (2)	— (3)	(0.06)	(0.03)	(0.04)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	0.50	0.26	1.62	(1.88)	(7.85)
Total from Investment Operations	0.50	0.20	1.59	(1.92)	(7.94)
Less Distributions:
Distributions from Net Realized Gain	—	—	—	—	(1.40)
Net Asset Value per Share, End of Year	$9.00	$8.50	$8.30	$6.71	$8.63
Total Return	5.88%	2.41%	23.70%	(22.25)%	(47.53)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,538	$3,137	$4,071	$7,138	$12,889
Ratio of Expenses to Average Net Assets (1)	1.50%	1.58%	1.57%	1.49%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03%	(0.66)%	(0.44)%	(0.52)%	(0.84)%
Portfolio Turnover Rate	84.34%	83.71%	190.83%	33.31%	134.42%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months' notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 5.20%, 3.63%, 2.64%, 1.79%, and 1.51% for the years ended October 31, 2005, 2004, 2003, 2002 and 2001, respectively.

(2)  Computed using average shares outstanding throughout the period.

(3)  Amount rounds to less than $0.01

See accompanying notes to financial statements.

TCW Galileo Large Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$8.45	$8.26	$6.69	$8.60	$17.91
Income (Loss) from Investment Operations:
Net Investment (Loss) (2)	(0.01)	(0.06)	(0.03)	(0.04)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	0.50	0.25	1.60	(1.87)	(7.82)
Total from Investment Operations	0.49	0.19	1.57	(1.91)	(7.91)
Less Distributions:
Distributions from Net Realized Gain	—	—	—	—	(1.40)
Net Asset Value per Share, End of Year	$8.94	$8.45	$8.26	$6.69	$8.60
Total Return	5.80%	2.30%	23.47%	(22.21)%	(47.55)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$444	$594	$420	$204	$249
Ratio of Expenses to Average Net Assets (1)	1.50%	1.58%	1.58%	1.49%	1.45%
Ratio of Net Investment (Loss) to Average Net Assets	(0.08)%	(0.65)%	(0.35)%	(0.48)%	(0.82)%
Portfolio Turnover Rate	84.34%	83.71%	190.83%	33.31%	134.42%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months' notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 11.25%, 9.65%, 9.20%, 20.77%, and 14.46% for the years ended October 31, 2005, 2004, 2003, 2002, and 2001, respectively.

(2)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Opportunity Fund

Financial Highlights — I Class

	Year Ended October 31,						December 1, 2001 through		Year Ended November 30,
	2005		2004		2003		October 31, 2002		2001 (5)	2000 (5)
Net Asset Value per Share, Beginning of Year	$13.29		$12.00		$8.70		$10.41		$9.30	$7.03
Income (Loss) from Investment Operations:
Net Investment (Loss)	(0.03	) (4)	(0.06	) (4)	(0.04	) (4)	(0.03	) (4)	(0.03)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.29		1.43		3.34		(1.07)		1.43	2.29
Total from Investment Operations	1.26		1.37		3.30		(1.10)		1.40	2.27
Less Distributions:
Distributions from Net Realized Gain	(0.92)		(0.08)		—		(0.61)		(0.29)	—
Net Asset Value per Share, End of Year	$13.63		$13.29		$12.00		$8.70		$10.41	$9.30
Total Return	9.54%		11.47%		37.93%		(11.36	)% (1)	15.38%	32.32%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$31,180		$28,299		$23,417		$15,150		$10,055	$8,631
Ratio of Expenses to Average Net Assets	1.24%		1.31%		1.40%		1.15	% (2)(3)	1.27%	1.30%
Ratio of Net Investment (Loss) to Average Net Assets	(0.22)%		(0.48)%		(0.41)%		(0.27	)% (2)	(0.35)%	(0.21)%
Portfolio Turnover Rate	44.61%		51.62%		55.68%		41.83	% (1)	111.00%	164.00%

(1)  For the period December 1, 2001 through October 31, 2002 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  For the period from December 17, 2001 (the merger date) through December 31, 2002, the Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed 1.17% of the Fund's average daily net assets as stipulated under the Merger Proxy Statement. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.31% for the period December 1, 2001 through October 31, 2002.

(4)  Computed using average shares outstanding throughout the period.

(5)  Reflects the I Class of the former SG Cowen Opportunity Fund adjusted for the exchange.

See accompanying notes to financial statements.

TCW Galileo Opportunity Fund

Financial Highlights — N Class

	Year Ended October 31,						December 1, 2001 through		Year Ended November 30,
	2005		2004		2003		October 31, 2002		2001 (5)	2000 (5)
Net Asset Value per Share, Beginning of Year	$13.20		$11.96		$8.69		$10.43		$9.38	$7.11
Income (Loss) from Investment Operations:
Net Investment (Loss)	(0.07	) (4)	(0.11	) (4)	(0.05	) (4)	(0.04	) (4)	(0.08)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.28		1.43		3.32		(1.09)		1.43	2.32
Total from Investment Operations	1.21		1.32		3.27		(1.13)		1.35	2.27
Less Distributions:
Distributions from Net Realized Gain	(0.92)		(0.08)		—		(0.61)		(0.30)	—
Net Asset Value per Share, End of Year	$13.49		$13.20		$11.96		$8.69		$10.43	$9.38
Total Return	9.21%		11.09%		37.63%		(11.46	)% (1)	14.75%	31.88%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$53,083		$36,392		$24,042		$19,551		$20,428	$19,700
Ratio of Expenses to Average Net Assets	1.57%		1.65	% (3)	1.50	% (3)	1.31	% (2)(3)	1.59%	1.61%
Ratio of Net Investment (Loss) to Average Net Assets	(0.54)%		(0.82)%		(0.51)%		(0.43	)% (2)	(0.68)%	(0.52)%
Portfolio Turnover Rate	44.61%		51.62%		55.68%		41.83	% (1)	111.00%	164.00%

(1)  For the period December 1, 2001 through October 31, 2002 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. for the period beginning after January 1, 2003. The expense limitation is voluntary and is terminable on six months notice. For the period from December 17, 2001 (the merger date) through December 31, 2002, the operating expenses were limited to 1.32% of the Fund's average daily net assets as stipulated under the Merger Proxy Statement. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.69% and 1.79% for the years ended October 31, 2004 and 2003, respectively, and 1.78% for the period December 1, 2001 through October 31, 2002.

(4)  Computed using average shares outstanding throughout the period.

(5)  Reflects the A Class of the former SG Cowen Opportunity Fund adjusted for the exchange.

See accompanying notes to financial statements.

TCW Galileo Opportunity Fund

Financial Highlights — K Class

	Year Ended October 31,		November 1, 2002 (Commencement of Offering of K Class Shares) through
	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$13.37	$12.00	$8.70
Income (Loss) from Investment Operations:
Net Investment (Loss) (3)	(0.11)	(0.02)	(0.04)
Net Realized and Unrealized Gain on Investments	1.30	1.39	3.34
Total from Investment Operations	1.19	1.37	3.30
Less Distributions:
Distributions from Net Realized Gain	(0.92)	—	—
Net Asset Value per Share, End of Period	$13.64	$13.37	$12.00
Total Return	8.85%	11.42%	37.93%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,192	$80	$— (2)
Ratio of Expenses to Average Net Assets (1)	1.89%	1.90%	1.35%
Ratio of Net Investment (Loss) to Average Net Assets	(0.84)%	(0.18)%	(0.45)%
Portfolio Turnover Rate	44.61%	51.62%	55.68%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been, 3.24% and 1,300.23% for the years ended October 31, 2005 and 2004, respectively, and 1.86% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

(2)  Amounts rounds to less than $1 (in thousands).

(3)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$17.79	$17.00	$11.73	$14.45	$25.68
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.11)	(0.10)	(0.08)	(0.08)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.74	0.89	5.35	(2.64)	(9.82)
Total from Investment Operations	1.63	0.79	5.27	(2.72)	(9.91)
Less Distributions:
Distributions from Net Realized Gain	—	—	—	—	(1.32)
Net Asset Value per Share, End of Year	$19.42	$17.79	$17.00	$11.73	$14.45
Total Return	9.16%	4.65%	44.93%	(18.82)%	(40.36)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,041,961	$2,519,200	$1,946,180	$983,646	$787,637
Ratio of Expenses to Average Net Assets	0.90%	0.86%	0.89%	0.86%	0.87%
Ratio of Net Investment (Loss) to Average Net Assets	(0.59)%	(0.55)%	(0.56)%	(0.56)%	(0.52)%
Portfolio Turnover Rate	16.32%	14.41%	22.16%	3.31%	12.25%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$17.46	$16.75	$11.59	$14.32	$25.56
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.16)	(0.15)	(0.13)	(0.12)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	1.70	0.86	5.29	(2.61)	(9.77)
Total from Investment Operations	1.54	0.71	5.16	(2.73)	(9.92)
Less Distributions:
Distributions from Net Realized Gain	—	—	—	—	(1.32)
Net Asset Value per Share, End of Year	$19.00	$17.46	$16.75	$11.59	$14.32
Total Return	8.82%	4.24%	44.52%	(19.06)%	(40.58)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,168,507	$1,215,148	$754,060	$281,539	$191,638
Ratio of Expenses to Average Net Assets	1.21%	1.20%	1.25%	1.18%	1.20%
Ratio of Net Investment (Loss) to Average Net Assets	(0.90)%	(0.89)%	(0.93)%	(0.88)%	(0.84)%
Portfolio Turnover Rate	16.32%	14.41%	22.16%	3.31%	12.25%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Select Equities Fund

Financial Highlights — K Class

	Year Ended October 31,				August 6, 2001 (Commencement of Offering of K Class Shares) through
	2005	2004	2003	2002	October 31, 2001
Net Asset Value per Share, Beginning of Period	$17.76	$17.01	$11.73	$14.45	$17.36
Income (Loss) from Investment Operations:
Net Investment (Loss) (5)	(0.27)	(0.24)	(0.05)	(0.07)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.74	0.99	5.33	(2.65)	(2.89)
Total from Investment Operations	1.47	0.75	5.28	(2.72)	(2.91)
Net Asset Value per Share, End of Period	$19.23	$17.76	$17.01	$11.73	$14.45
Total Return	8.28%	4.41%	45.01%	(18.82)%	(16.76	)% (1)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,199	$54	$— (4)	$— (4)	$—	(4)
Ratio of Expenses to Average Net Assets (3)	1.75%	1.82%	1.62%	1.53%	1.46	% (2)
Ratio of Net Investment (Loss) to Average Net Assets	(1.45)%	(1.35)%	(0.38)%	(0.47)%	(0.45	)% (2)
Portfolio Turnover Rate	16.32%	14.41%	22.16%	3.31%	12.25	% (2)

(1)  For the period August 6, 2001 (Commencement of Offering of K Class Shares) through October 31, 2001 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months' notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 4.70%, 602.14%, 11,965.87% and 9,126.31% for the years ended October 31, 2005, 2004, 2003, and 2002, respectively, and 8,797.65% for the period August 6, 2001 (Commencement of Offering of K Class Shares) through October 31, 2001.

(4)  Amounts round to less than $1 (in thousands).

(5)  Computed using average shares outstanding throughout the period.

(6)  Represents the Fund's turnover for the year ended October 31, 2001.

See accompanying notes to financial statements.

TCW Galileo Small Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$14.71	$14.74	$10.23	$15.28	$37.71
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.17)	(0.10)	(0.13)	(0.16)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	2.02	0.07	4.64	(4.89)	(21.54)
Total from Investment Operations	1.85	(0.03)	4.51	(5.05)	(21.69)
Less Distributions:
Distributions from Net Investment Income	—	—	—	—	—
Distributions from Net Realized Gain	—	—	—	—	(0.74)
Total Distributions	—	—	—	—	(0.74)
Net Asset Value per Share, End of Year	$16.56	$14.71	$14.74	$10.23	$15.28
Total Return	12.64%	(0.20)%	44.08%	(33.05)%	(58.44)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$26,881	$60,251	$97,783	$71,362	$143,672
Ratio of Expenses to Average Net Assets	1.40%	1.20%	1.26%	1.19%	1.14%
Ratio of Net Investment (Loss) to Average Net Assets	(1.10)%	(0.67)%	(1.13)%	(1.09)%	(0.64)%
Portfolio Turnover Rate	76.33%	42.56%	84.70%	29.01%	29.24%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Small Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$14.44	$14.53	$10.13	$15.16	$37.54
Income (Loss) from Investment Operations:
Net Investment (Loss) (1)	(0.22)	(0.15)	(0.18)	(0.19)	(0.21)
Net Realized and Unrealized Gain (Loss) on Investments	2.00	0.06	4.58	(4.84)	(21.43)
Total from Investment Operations	1.78	(0.09)	4.40	(5.03)	(21.64)
Less Distributions:
Distributions from Net Realized Gain	—	—	—	—	(0.74)
Net Asset Value per Share, End of Year	$16.22	$14.44	$14.53	$10.13	$15.16
Total Return	12.33%	(0.62)%	43.43%	(33.22)%	(58.54)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$31,617	$79,219	$81,834	$52,656	$72,209
Ratio of Expenses to Average Net Assets	1.75%	1.60%	1.68%	1.47%	1.44%
Ratio of Net Investment (Loss) to Average Net Assets	(1.44)%	(1.00)%	(1.55)%	(1.37)%	(0.95)%
Portfolio Turnover Rate	76.33%	42.56%	84.70%	29.01%	29.24%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Small Cap Growth Fund

Financial Highlights — K Class

	Year Ended October 31,		November 1, 2002 (Commencement of Offering of K Class Shares) through
	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$14.71	$14.74	$10.23
Income (Loss) from Investment Operations:
Net Investment (Loss) (3)	(0.19)	(0.08)	(0.14)
Net Realized and Unrealized Gain on Investments	2.04	0.05	4.65
Total from Investment Operations	1.85	(0.03)	4.51
Net Asset Value per Share, End of Period	$16.56	$14.71	$14.74
Total Return	12.57%	(0.20)%	44.08%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands) (2)	$—	$—	$—
Ratio of Expenses to Average Net Assets (1)	2.04%	1.80%	1.74%
Ratio of Net Investment (Loss) to Average Net Assets	(1.18)%	(0.55)%	(1.18)%
Portfolio Turnover Rate	76.33%	42.56%	84.70%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 5,166.73%, 2,135.47% for the years ended October 31, 2005 and 2004, respectively and 2.24% for the period November 1, 2002 (commencement of offering of N Class Shares) through October 31, 2003.

(2)  Amount rounds to less than $1 (in thousands).

(3)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Value Added Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005		2004	2003		2002		2001
Net Asset Value per Share, Beginning of Period	$13.59		$13.80	$8.43		$10.99		$10.97
Income (Loss) from Investment Operations:
Net Investment (Loss) (2)	(0.09)		(0.13)	(0.12)		(0.13)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.69		0.04	5.49		(2.40)		0.36
Total from Investment Operations	0.60		(0.09)	5.37		(2.53)		0.26
Less Distributions:
Distributions from Net Realized Gain	(1.46)		(0.12)	—		(0.03)		(0.24)
Net Asset Value per Share, End of Period	$12.73		$13.59	$13.80		$8.43		$10.99
Total Return	3.60%		(0.64)%	63.70%		(23.12)%		2.43
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,478		$35,609	$34,924		$11,688		$4,17
Ratio of Expenses to Average Net Assets	1.62	% (1)	1.50%	1.61	% (1)	1.56	% (1)	1.58	% (1)
Ratio of Net Investment (Loss) to Average Net Assets	(0.68)%		(0.91)%	(1.16)%		(1.14)%		(0.85)%
Portfolio Turnover Rate	62.76%		71.97%	67.67%		72.35%		77.09%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.72%, 1.64%, 1.89% and 6.09% for the years ended October 31, 2005, 2003, 2002 and 2001, respectively.

(2)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Value Added Fund

Financial Highlights — N Class

	Year Ended October 31,			May 1, 2002 (Commencement of Offering of N Class Shares)
				through
	2005	2004	2003	October 31, 2002
Net Asset Value per Share, Beginning of Period	$13.71	$13.80	$8.43	$14.11
Income (Loss) from Investment Operations:
Net Investment (Loss) (5)	—	(0.11)	(0.14)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.62	0.02	5.51	(5.63)
Total from Investment Operations	0.62	(0.09)	5.37	(5.68)
Net Asset Value per Share, End of Period	$14.33	$13.71	$13.80	$8.43
Total Return	4.45%	(0.65)%	63.70%	(40.26	)% (1)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands) (4)	$—	$—	$—	$—
Ratio of Expenses to Average Net Assets (3)	1.62%	1.67%	1.64%	1.48	% (2)
Ratio of Net Investment (Loss) to Average Net Assets	—	(0.76)%	(1.34)%	(0.89	)% (2)
Portfolio Turnover Rate	62.76%	71.97%	67.67%	72.35	% (6)

(1)  For the period May 1, 2002 (Commencement of Offering of N Class Shares) through October 31, 2002 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 7,697.12%, 6,789.72% and 11,978.69% for the years ended October 31, 2005, 2004 and 2003, respectively, and 10,222.16% for the period May 1, 2002 (Commencement of Offering of N Class Shares) through October 31, 2002.

(4)  Amounts round to less than $1 (in thousands).

(5)  Computed using average shares outstanding throughout the period.

(6)  Represents the Fund's turnover for the year ended October 31, 2002.

See accompanying notes to financial statements.

TCW Galileo Value Added Fund

Financial Highlights — K Class

	Year Ended October 31,		November 1, 2002 (Commencement of Offering of K Class Shares) through
	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$13.71	$13.80	$8.43
Income (Loss) from Investment Operations:
Net Investment (Loss) (3)	—	(0.12)	(0.12)
Net Realized and Unrealized Gain on Investments	0.62	0.03	5.49
Total from Investment Operations	0.62	(0.09)	5.37
Net Asset Value per Share, End of Period	$14.33	$13.71	$13.80
Total Return	4.52%	(0.65)%	63.70%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands) (2)	$—	$—	$—
Ratio of Expenses to Average Net Assets (1)	1.87%	1.67%	1.64%
Ratio of Net Investment (Loss) to Average Net Assets	—	(0.80)%	(1.19)%
Portfolio Turnover Rate	62.76%	71.97%	67.67%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 4,166.09%, and 1,816.03% for the years ended October 31, 2005 and 2004, respectively, and 2.59% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

(2)  Amounts round to less than $1 (in thousands).

(3)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Value Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$20.81	$19.27	$13.05	$15.94	$14.87
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.01	(0.03)	(0.04)	(0.06)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.63	1.57	6.26	(2.67)	2.38
Total from Investment Operations	1.64	1.54	6.22	(2.73)	2.37
Less Distributions:
Distributions from Net Investment Income	—	—	—	—	(0.06)
Distributions from Net Realized Gain	(0.30)	—	—	(0.16)	(1.24)
Total Distributions	(0.30)	—	—	(0.16)	(1.30)
Net Asset Value per Share, End of Year	$22.15	$20.81	$19.27	$13.05	$15.94
Total Return	7.88%	7.99%	47.66%	(17.39)%	17.56%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$896,154	$842,560	$546,620	$274,297	$347,960
Ratio of Expenses to Average Net Assets	0.92%	0.93%	0.98%	0.95%	1.02%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06)%	(0.14)%	(0.24)%	(0.34)%	(0.04)%
Portfolio Turnover Rate	59.48%	46.33%	53.78%	84.85%	75.80%

(1)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Value Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,				November 1, 2000 (Commencement of Offering of N Class Shares)
					through
	2005	2004	2003	2002	October 31, 2001
Net Asset Value per Share, Beginning of Period	$20.56	$19.11	$12.99	$15.91	$14.85
Income (Loss) from Investment Operations:
Net Investment (Loss) (2)	(0.07)	(0.10)	(0.09)	(0.10)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.62	1.55	6.21	(2.66)	2.42
Total from Investment Operations	1.55	1.45	6.12	(2.76)	2.32
Less Distributions:
Distributions from Net Investment Income	—	—	—	—	(0.02)
Distributions from Net Realized Gain	(0.30)	—	—	(0.16)	(1.24)
Total Distributions	(0.30)	—	—	(0.16)	(1.26)
Net Asset Value per Share, End of Period	$21.81	$20.56	$19.11	$12.99	$15.91
Total Return	7.53%	7.59%	47.11%	(17.61)%	17.00%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$222,342	$313,913	$137,795	$82,884	$56,327
Ratio of Expenses to Average Net Assets	1.27%	1.25%	1.33%	1.23%	1.49	% (1)
Ratio of Net Investment (Loss) to Average Net Assets	(0.32)%	(0.47)%	(0.58)%	(0.62)%	(0.62)%
Portfolio Turnover Rate	59.48%	46.33%	53.78%	84.85%	75.80%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 1.62% for the period November 1, 2000 (Commencement of Offering of N Class Shares) through October 31, 2001.

(2)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Value Opportunities Fund

Financial Highlights — K Class

	Year Ended October 31,		November 1, 2002 (Commencement of Offering of K Class Shares) through
	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$20.79	$19.27	$13.05
Income (Loss) from Investment Operations:
Net Investment (Loss) (3)	(0.13)	(0.17)	(0.02)
Net Realized and Unrealized Gain on Investments	1.60	1.69	6.24
Total from Investment Operations	1.47	1.52	6.22
Less Distributions:
Distributions from Net Realized Gain	(0.30)	—	—
Net Asset Value per Share, End of Period	$21.96	$20.79	$19.27
Total Return	7.01%	7.89%	47.66%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,671	$470	$— (2)
Ratio of Expenses to Average Net Assets (1)	1.75%	1.79%	1.54%
Ratio of Net Investment (Loss) to Average Net Assets	(0.60)%	(0.85)%	(0.14)%
Portfolio Turnover Rate	59.48%	46.33%	53.78%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 3.29% and 27.33% for the years ended October 31, 2005 and 2004, respectively, and 2.05% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

(2)  Amount rounds to less than $1 (in thousands).

(3)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

U.S. EQUITIES

TCW Galileo Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
TCW Galileo Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Galileo Aggressive Growth Equities Fund, TCW Galileo Convertible Securities Fund, TCW Galileo Diversified Value Fund, TCW Galileo Dividend Focused Fund, TCW Equities Fund (formerly TCW Galileo Large Cap Value Fund), TCW Galileo Focused Equities Fund (formerly TCW Galileo Focused Large Cap Value Fund), TCW Galileo Growth Equities Fund, TCW Galileo Growth Insights Fund, TCW Large Cap Core Fund, TCW Galileo Large Cap Growth Fund, TCW Galileo Opportunity Fund, TCW Galileo Select Equities Fund, TCW Galileo Small Cap Growth Fund, TCW Galileo Value Added Fund, and TCW Galileo Value Opportunities Fund (the "TCW Galileo U.S. Equities Funds") (fifteen of twenty-four funds comprising the TCW Galileo Funds, Inc.) as of October 31, 2005, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods ended October 31, 2005 and October 31, 2004, and the financial highlights for each of the respective periods in the period ended October 31, 2005. These financial statements and financial highlights are the responsibility of the TCW Galileo U.S. Equities Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended November 30, 2001 of TCW Galileo Diversified Value Fund, TCW Dividend Focused Fund and TCW Galileo Opportunity Fund (formerly the SG Cowen Large Cap Value Fund, SG Cowen Income + Growth Fund and SG Cowen Opportunity Fund, respectively) were audited by other auditors whose report, dated January 18, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Galileo U.S. Equities Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Galileo U.S. Equities Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW Galileo U.S. Equities Funds as of October 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

December 23, 2005
Los Angeles, California

U.S. EQUITIES

TCW Galileo Funds, Inc.

Shareholder Expenses (Unaudited)  October 31, 2005

As a shareholder of a TCW Galileo Fund, you incur ongoing operational costs of a fund, including management fees and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Galileo Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Galileo Funds, Inc.	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio	Expenses Paid During Period (May 1 to October 31, 2005)
TCW Galileo Aggressive Growth Equities Fund
I Class Shares
Actual	$1,000.00	$1,152.20	1.47%	$7.97
Hypothetical (5% return before expenses)	1,000.00	1,017.80	1.47%	7.48
N Class Shares
Actual	$1,000.00	$1,152.10	1.67%	$9.06
Hypothetical (5% return before expenses)	1,000.00	1,016.80	1.67%	8.49
K Class Shares
Actual	$1,000.00	$1,152.20	1.93%	$10.47
Hypothetical (5% return before expenses)	1,000.00	1,015.50	1.93%	9.80
TCW Galileo Convertible Securities Fund
I Class Shares
Actual	$1,000.00	$1,054.50	1.42%	$7.35
Hypothetical (5% return before expenses)	1,000.00	1,018.00	1.42%	7.22
TCW Galileo Diversified Value Fund
I Class Shares
Actual	$1,000.00	$1,058.10	1.01%	$5.25
Hypothetical (5% return before expenses)	1,000.00	1,020.10	1.01%	5.14
N Class Shares
Actual	$1,000.00	$1,055.10	1.40%	$7.25
Hypothetical (5% return before expenses)	1,000.00	1,018.10	1.40%	7.12

U.S. EQUITIES

TCW Galileo Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Galileo Funds, Inc.	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio	Expenses Paid During Period (May 1 to October 31, 2005)
TCW Galileo Dividend Focused Fund
I Class Shares
Actual	$1,000.00	$1,033.41	1.00%	$5.13
Hypothetical (5% return before expenses)	1,000.00	1,020.20	1.00%	5.09
N Class Shares
Actual	$1,000.00	$1,031.60	1.25%	$6.40
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36
TCW Galileo Equities Fund
I Class Shares
Actual	$1,000.00	$1,080.70	0.79%	$4.14
Hypothetical (5% return before expenses)	1,000.00	1,021.20	0.79%	4.02
N Class Shares
Actual	$1,000.00	$1,077.30	1.43%	$7.49
Hypothetical (5% return before expenses)	1,000.00	1,018.00	1.43%	7.27
K Class Shares
Actual	$1,000.00	$1,078.80	1.57%	$8.23
Hypothetical (5% return before expenses)	1,000.00	1,017.30	1.57%	7.98
TCW Galileo Focused Equities Fund
I Class Shares
Actual	$1,000.00	$1,085.76	1.39%	$7.31
Hypothetical (5% return before expenses)	1,000.00	1,018.20	1.39%	7.07
N Class Shares
Actual	$1,000.00	$1,090.59	1.39%	$7.32
Hypothetical (5% return before expenses)	1,000.00	1,018.20	1.39%	7.07
TCW Galileo Growth Equities Fund
I Class Shares
Actual	$1,000.00	$1,201.26	1.59%	$8.82
Hypothetical (5% return before expenses)	1,000.00	1,017.20	1.59%	8.08
N Class Shares
Actual	$1,000.00	$1,201.26	1.67%	$9.27
Hypothetical (5% return before expenses)	1,000.00	1,016.80	1.67%	8.49
TCW Galileo Growth Insights Fund
N Class Shares
Actual	$1,000.00	$1,116.88	1.67%	$8.91
Hypothetical (5% return before expenses)	1,000.00	1,016.80	1.67%	8.49
TCW Galileo Large Cap Core Fund
I Class Shares
Actual	$1,000.00	$1,091.26	1.45%	$7.64
Hypothetical (5% return before expenses)	1,000.00	1,017.90	1.45%	7.38
N Class Shares
Actual	$1,000.00	$1,091.26	1.45%	$7.64
Hypothetical (5% return before expenses)	1,000.00	1,017.90	1.45%	7.38

U.S. EQUITIES

TCW Galileo Funds, Inc.

  October 31, 2005

TCW Galileo Funds, Inc.	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio	Expenses Paid During Period (May 1 to October 31, 2005)
TCW Galileo Large Cap Growth Fund
I Class Shares
Actual	$1,000.00	$1,075.30	1.48%	$7.74
Hypothetical (5% return before expenses)	1,000.00	1,017.70	1.48%	7.53
N Class Shares
Actual	$1,000.00	$1,074.50	1.48%	$7.74
Hypothetical (5% return before expenses)	1,000.00	1,017.70	1.48%	7.53
TCW Galileo Opportunity Fund
I Class Shares
Actual	$1,000.00	$1,087.79	1.27%	$6.68
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.27%	6.46
N Class Shares
Actual	$1,000.00	$1,086.15	1.58%	$8.31
Hypothetical (5% return before expenses)	1,000.00	1,017.20	1.58%	8.03
K Class Shares
Actual	$1,000.00	$1,084.34	1.89%	$9.93
Hypothetical (5% return before expenses)	1,000.00	1,015.70	1.89%	9.60
TCW Galileo Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,129.73	0.90%	$4.83
Hypothetical (5% return before expenses)	1,000.00	1,020.70	0.90%	4.58
N Class Shares
Actual	$1,000.00	$1,128.27	1.21%	$6.49
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.21%	6.16
K Class Shares
Actual	$1,000.00	$1,125.23	1.76%	$9.43
Hypothetical (5% return before expenses)	1,000.00	1,016.30	1.76%	8.94
TCW Galileo Small Cap Growth Fund
I Class Shares
Actual	$1,000.00	$1,177.68	1.57%	$8.62
Hypothetical (5% return before expenses)	1,000.00	1,017.30	1.57%	7.98
N Class Shares
Actual	$1,000.00	$1,177.05	1.70%	$9.33
Hypothetical (5% return before expenses)	1,000.00	1,016.60	1.70%	8.64
K Class Shares
Actual	$1,000.00	$1,177.68	2.04%	$11.20
Hypothetical (5% return before expenses)	1,000.00	1,014.90	2.04%	10.36
TCW Galileo Value Added Fund
I Class Shares
Actual	$1,000.00	$1,065.30	1.62%	$8.43
Hypothetical (5% return before expenses)	1,000.00	1,017.00	1.62%	8.24

U.S. EQUITIES

TCW Galileo Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Galileo Funds, Inc.	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio	Expenses Paid During Period (May 1 to October 31, 2005)
N Class Shares
Actual	$1,000.00	$1,059.30	1.62%	$8.41
Hypothetical (5% return before expenses)	1,000.00	1,017.00	1.62%	8.24
K Class Shares
Actual	$1,000.00	$1,059.20	1.87%	$9.71
Hypothetical (5% return before expenses)	1,000.00	1,015.80	1.87%	9.50
TCW Galileo Value Opportunities Fund
I Class Shares
Actual	$1,000.00	$1,043.33	0.94%	$4.84
Hypothetical (5% return before expenses)	1,000.00	1,020.50	0.94%	4.79
N Class Shares
Actual	$1,000.00	$1,041.05	1.33%	$6.84
Hypothetical (5% return before expenses)	1,000.00	1,018.50	1.33%	6.77
K Class Shares
Actual	$1,000.00	$1,038.82	1.74%	$8.94
Hypothetical (5% return before expenses)	1,000.00	1,016.40	1.74%	8.84

U.S. EQUITIES

TCW Galileo Funds, Inc.

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company's proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.  By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor's proxy voting guidelines, it will deliver the description that is disclosed in the Company's Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Company's proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company's proxy voting record for the most recent twelve-month period ended June 30 is available:

1.  By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company's proxy voting record, it will send the information disclosed in the Company's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company's Form N-Q:

1.  By going to the SEC website at http://www.sec.gov.; or

2.  By visiting the SEC's Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

TCW Galileo Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2005, the following funds paid a capital gain distribution within the meaning of Section 852(b)(3)(c) of the Internal Revenue Code ("Code"). Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amount per Share
TCW Galileo Diversified Value Fund	$0.07
TCW Galileo Dividend Focused Fund	$0.03
TCW Galileo Opportunity Fund	$0.68
TCW Galileo Value Added Fund	$1.09
TCW Galileo Value Opportunities Fund	$0.32

Under Section 854(b)(2) of the Code, the following funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2005:

Fund	Qualified Dividend Income
TCW Galileo Convertible Securities Fund	$253,257
TCW Galileo Diversified Value Fund	$1,085,639
TCW Galileo Dividend Focused Fund	$10,841,463
TCW Galileo Equities Fund	$1,554,532
TCW Galileo Focused Equities Fund	$28,681
TCW Galileo Growth Equities Fund	$64,269
TCW Galileo Large Cap Core Fund	$66,780
TCW Galileo Large Cap Growth Fund	$36,850

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. For income tax preparation purposes, please refer to the calendar year end information you will receive from the Funds' transfer agent in January 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TCW Galileo Funds, Inc.

Directors and Officers of the Company

A board of eight directors is responsible for overseeing the operations of the 24 Galileo Funds. The directors of the Funds, and their business addresses and their principal occupations for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (69) c/o Paul Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Bell has served as a director of TCW Galileo Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit organization). Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young LLP for the Pacific Southwest Area.	Point 360 (audio visual services), Broadway National Bank (banking), TCW Convertible Securities Fund, Inc. (closed-end fund).

Richard W. Call (81) 496 Prospect Terrace Pasadena, CA 91103	Mr. Call has served as a director of TCW Galileo Funds, Inc. since February 1994.	Private Investor. Former President of The Seaver Institute (a private foundation).	TCW Convertible Securities Fund, Inc. (closed-end fund).

Matthew K. Fong (51) Strategic Advisory Group 556 S. Fair Oaks Avenue Pasadena, CA 91105	Mr. Fong has served as a director of TCW Galileo Funds, Inc. since April 1999.	President, Strategic Advisory Group, Of Counsel Sheppard, Mullin, Richter & Hamilton (law firm) since 1999. From 1995 to 1998, Mr. Fong served as Treasurer of the State of California.	Seismic Warning Systems, Inc., Viata Inc. (home entertainment products), Zero Stage Capital (private equity fund) and TCW Convertible Securities Funds, Inc. (closed-end fund).

John A. Gavin (74) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Gavin has served as a director of TCW Galileo Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital (investment advisor), TCW Convertible Securities Fund, Inc. (closed-end fund), and Hotchkis and Wiley Funds (mutual funds).

Patrick C. Haden (52) 300 South Grand Avenue Los Angeles, CA 90071 Chairman	Mr. Haden has served as a director of TCW Galileo Funds, Inc. since May 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), and TCW Convertible Securities Fund, Inc. (closed-end fund).

Charles A. Parker (71) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Parker has served as a director since April 2003.	Private Investor.	Horace Mann Educators Corp., trustee of the Burridge Center for Research in Security Prices (University of Colorado), Amerindo Funds (mutual fund), and TCW Convertible Securities Fund, Inc. (closed-end fund).

TCW Galileo Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Directors

Each of these directors are "interested persons" of TCW Galileo Funds, Inc. ("Company") as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (61) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Galileo Funds, Inc. in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company, and Trust Company of the West.	Qualcomm Incorporated (wireless communications).

Thomas E. Larkin, Jr. (66) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Galileo Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	None

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Alvin R. Albe, Jr. (52)*	President and Chief Executive Officer	President and Director, the Advisor, Executive Vice President and Director of TCW Asset Management Company and Trust Company of the West; Executive Vice President, The TCW Group, Inc., and President and Chief Executive Officer, TCW Convertible Securities Fund, Inc.

Michael E. Cahill (54)*	Senior Vice President, General Counsel and Assistant Secretary	Group Managing Director, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company and General Counsel, TCW Convertible Securities Fund, Inc.

Charles W. Baldiswieler (47)*	Senior Vice President	Group Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company.

Hilary G.D. Lord (49)*	Senior Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Convertible Securities Fund, Inc.

TCW Galileo Funds, Inc.

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Dennis J. McCarthy (48)*	Senior Vice President	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company.

Ronald R. Redell (34)*	Senior Vice President	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company.

Philip K. Holl (55)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Convertible Securities Fund, Inc.

David S. DeVito (42)*	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Convertible Securities Fund, Inc.

George N. Winn (37)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company.

  (1)  Positions with The TCW Group, Inc. and its affiliates may have changed over time.

  *  Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

The SAI (Statement of Additional Information) has additional information regarding the Board of Trustees. A copy is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

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Shareholder Information

Directors and Officers

Patrick C. Haden
Director and Chairman of the Board

Samuel P. Bell
Director

Richard W. Call
Director

Matthew K. Fong
Director

John A. Gavin
Director

Thomas E. Larkin, Jr.
Director

Charles A. Parker
Director

Marc I. Stern
Director

Alvin R. Albe, Jr.
President and Chief Executive Officer

Charles W. Baldiswieler
Senior Vice President

Michael E. Cahill
Senior Vice President,
General Counsel and Assistant Secretary

Dennis J. McCarthy
Senior Vice President

Ronald R. Redell
Senior Vice President

Philip K. Holl
Secretary and Associate General Counsel

Hilary G.D. Lord
Senior Vice President and Chief Compliance Officer

David S. DeVito
Treasurer and Chief Financial Officer

George N. Winn
Assistant Treasurer

Investment Advisor

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017
(800) FUND-TCW

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

Independent Auditors

Deloitte & Touche, LLP
350 South Grand Avenue
Los Angeles, California 90071

Custodian & Administrator

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Distributor

TCW Brokerage Services
865 South Figueroa Street
Los Angeles, California 90017

Item 2.       Code of Ethics.  The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.  The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.       Audit Committee Financial Expert.  The registrant has an audit committee financial expert, Samuel P. Bell, who is independent of management serving on its audit committee.

Item 4.       Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2004	2005

$524,472	$487,350

(b) Audit-Related Fees Paid by Registrant

2004	2005

0	0

(c) Tax Fees Paid by Registrant

2004	2005

$127,885	$124,118

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2004	2005

$71,805	$61,696.00

Fees in 2004 were for a review of registrant’s anti-money laundering policy, review of annual post-effective amendment to registrant’s registration statement and to perform an assessment of fund share transaction activity.  Fees in 2005 were principally for a review of registrant’s anti-money laundering policy.

(e) (1) The registrant’s audit committee approves each specific service the auditor will perform for the registrant.  Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None.

(f) Not applicable.

(g) In addition to the non-audit fees disclosed in Items 4(c) and 4(d) above, $36,750.00, of which fifty percent was paid by registrant’s investment adviser, was billed during the 2004 fiscal year by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  No such payments were made during the 2005 fiscal year.

(h) Not applicable.

Item 5.       Audit of Committee of Listed Registrants.  Not applicable.

Item 6.       Schedule of Investments.  Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases. Not applicable.

Item 10.      Submission of Matters to a Vole of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.      Controls and Procedures.

(a) The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.      Exhibits.

(a)  EX-99.CODE – Code of Ethics

(b)  EX-99.CERT – Section 302 Certifications (filed herewith).

EX-99.906CERT – Section 906 Certification (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	January 6, 2006

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	January 6, 2006